COMMON STOCK PURCHASE AGREEMENT

DATED AS OF JULY 11, 2013

BY AND BETWEEN

EOS PETRO, INC.

AND

GEM GLOBAL YIELD FUND LIMITED

COMMON STOCK PURCHASE AGREEMENT

This COMMON STOCK PURCHASE AGREEMENT (this “Agreement”), dated as of July 11, 2013, is made by and between Eos Petro, Inc., a Nevada corporation (the “Company”) and GEM Global Yield Fund Limited, a company incorporated under the laws of the Cayman Islands (the “Purchaser”).

RECITALS

WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Purchaser and the Purchaser shall purchase up to a maximum of Four Hundred Million Dollars ($400,000,000) of the Company’s common stock, $0.0001 par value per share (the “Common Stock”).

NOW, THEREFORE, the parties hereto agree as follows:

AGREEMENT

ARTICLE I
DEFINITIONS

Section 1.1         Definitions.

(a)         “Aggregate Limit” shall have the meaning assigned to such term in Section 2.1 hereof.

(b)         “Articles” shall have the meaning assigned to such term in Section 3.1(c) hereof.

(c)         “Bylaws” shall have the meaning assigned to such term in Section 3.1(c) hereof.

(d)         “Commission” shall mean the Securities and Exchange Commission or any successor entity.

(e)         “Commission Documents” shall mean, as of a particular date, all reports, schedules, forms, statements and other documents filed by the Company with the Commission pursuant to the reporting requirements of the Exchange Act, including material filed pursuant to Section 13(a) or 15(d) of the Exchange Act, and shall include all information contained in such filings and all filings incorporated by reference therein.

(f)         “Common Stock” shall have the meaning assigned to such term in the Recitals.

(g)        “Daily Closing Price” shall mean the closing price of the Common Stock, as recorded by the Principal Market, on a particular day.

(h)         “Draw Down” means the transactions contemplated under Section 6.1 of this Agreement.

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(i)         “Draw Down Amount” means the actual amount of proceeds to be paid by the Purchaser and received by the Company on the Settlement Date in connection with a Draw Down.

(j)          “Draw Down Amount Requested” shall mean the amount of a Draw Down requested by the Company in its Draw Down Notice as provided in Section 6.1(h) hereof.

(k)         “Draw Down Exercise Date” shall have the meaning assigned to such term in Section 6.1(h) hereof.

(l)          “Draw Down Limit” shall have the meaning assigned to such term in Section 6.1(a) hereof.

(m)        “Draw Down Notice” shall mean a notice sent by the Company to exercise a Draw Down as provided in Section 6.1(h) hereof.

(n)         “Draw Down Pricing Period” shall mean a period of ten (10) consecutive Trading Days commencing with the first Trading Day designated in the Draw Down Notice, or such other period mutually agreed upon by the Purchaser and the Company.

(o)         “Effective Date” shall mean the date of the execution and delivery this Agreement.

(p)         “Environmental Laws” shall have the meaning assigned to such term in Section 3.1(r) hereof.

(q)         Intentionally Omitted.

(r)          “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder.

(s)         “GAAP” shall mean generally accepted accounting principles in the United States of America as applied by the Company.

(t)          “Indebtedness” shall have the meaning assigned to such term in Section 3.1(k) hereof.

(u)         “Investment Period” shall have the meaning assigned to such term in Section 7.1 hereof.

(v)         “Market Capitalization” shall be calculated on the Trading Day preceding each Draw Down Pricing Period and shall be the product of (x) the number of shares of Common Stock outstanding and (y) the closing bid price of the Common Stock, both as determined by Bloomberg Financial LP using the DES and HP functions.

(w)        “Material Adverse Effect” shall mean any effect on the business, operations, properties or financial condition of the Company that is material and adverse to the Company and its subsidiaries and affiliates, taken as a whole, and/or any condition, circumstance, or situation that would prohibit or otherwise materially interfere with the ability of the Company to enter into and perform any of its obligations under this Agreement in any material respect.

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(x)         “Material Agreements” shall have the meaning assigned to such term in Section 3.1(s) hereof.

(y)        “Material Change in Ownership” shall mean that (i) the owners of 5% or more of the outstanding Common Stock and (ii) the Company’s officers and directors, shall beneficially own in the aggregate less than 15% of the outstanding Common Stock.

(z)         Intentionally Omitted.

(aa)       “Plan” shall have the meaning assigned to such term in Section 3.1(y) hereof.

(bb)      “Principal Market” shall mean the OTC Bulletin Board or any U.S. national securities exchange on which the Common Stock is traded.

(cc)       “Purchase Price” shall have the meaning assigned to such term in Section 6.1(a) hereof.

(dd)      “Registration Statement” shall mean the registration statement on Form S-1 under the Securities Act, to be filed by the Company with the Commission with respect to the registration of the Shares to be issued under the Draw Downs, pursuant to the Registration Rights Agreement attached hereto as Exhibit A hereto (the “Registration Rights Agreement”).

(ee)       “Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder.

(ff)        “Settlement Date” shall have the meaning assigned to such term in Section 6.1(d) hereof.

(gg)      “Shares” shall mean, collectively, the registered shares of Common Stock of the Company issuable to the Purchaser upon exercise of any Draw Down and pursuant to Section 4.12 hereof.

(hh)      “Significant Subsidiary” shall have the meaning assigned to such term in Section 3.1(g) hereof.

(ii)         “Structuring Fee” shall have the meaning assigned to such term in Section 4.12 hereof.

(jj)         “Subsidiary” shall mean any corporation or other entity of which at least a majority of the securities or other ownership interest having ordinary voting power (absolutely or contingently) for the election of directors or other persons performing similar functions are at the time owned directly or indirectly by the Company and/or any of its other subsidiaries.

(kk)       Threshold Price” is the lowest price at which the Company may sell Shares during a Draw Down Pricing Period, as set forth in the Draw Down Notice. Notwithstanding the foregoing, the Threshold Price shall not be less than $5.00 per share.

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(ll)         “Trading Day” shall mean a trading day on the Principal Market.

(mm)     “Uplist” shall have the meaning assigned to such term in Section 4.3(b) hereof.

(nn)      “Warrants” shall have the meaning assigned to such term in Section 4.3(a)(ii) hereof.

ARTICLE II
PURCHASE AND SALE OF COMMON STOCK

Section 2.1        Purchase and Sale of Stock. Subject to the terms and conditions of this Agreement, the Company shall issue and sell to the Purchaser and the Purchaser shall purchase from the Company during the Investment Period (as defined in Section 7.1) up to a maximum of $400,000,000 of Common Stock provided that if the Company’s public float is less than $100,000,000 for thirty (30) consecutive days, then up to a maximum of one third of the public float (the “Aggregate Limit”) on a firm commitment basis. The aggregate dollar amount of all Draw Down Amounts pursuant to the terms and conditions of this Agreement shall not exceed the Aggregate Limit.

Section 2.2       The Shares. The Company has or will have authorized and has or will have reserved, and covenants to continue to so reserve once reserved, free of preemptive rights and other similar contractual rights of stockholders, a sufficient number of its authorized but unissued shares of its Common Stock to cover the Shares to be issued in connection with all Draw Downs requested under this Agreement.

Section 2.3        Registration Statement. The Company shall prepare and file a S-1 Registration Statement with the Commission in accordance with the provisions of the Securities Act and the Registration Rights Agreement.

Section 2.4        Purchase Price and Effective Date. In consideration of and in express reliance upon the representations, warranties, covenants, terms and conditions of this Agreement, the Company agrees to issue and sell to the Purchaser, and the Purchaser agrees to purchase, that number of the Shares to be issued in connection with each Draw Down in accordance with the terms and conditions of this Agreement.

Section 2.5       Current Report. As soon as practicable, but in any event not later than 5:30 p.m. (New York time) on the fourth Trading Day immediately following the Effective Date, the Company shall file with the Commission a report on Form 8-K relating to the transactions contemplated by, and describing the material terms and conditions of, this Agreement (the “Current Report”). The Current Report shall include a copy of this Agreement as an exhibit. The Company heretofore has provided the Purchaser a reasonable opportunity to comment on a draft of such Current Report and has given due consideration to such comments.

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ARTICLE III
REPRESENTATIONS AND WARRANTIES

Section 3.1        Representations and Warranties of the Company. Except as set forth in the Company Disclosure Schedules delivered to Purchaser by the Company on or prior to the date of this Agreement, and except as disclosed in the Commission Filings, which Disclosure Schedules and Commission Filings shall be deemed a part hereof and, with respect to the Commission Filings, shall qualify any representation or otherwise made herein, and with respect to the Company Disclosure Schedules, shall qualify any representation or otherwise made herein to the extent of the disclosure contained in the corresponding section of the Company Disclosure Schedules, except to the extent that relevance or applicability of such disclosure to information called for by such other section or sections is reasonably apparent on its face from a plain reading thereof, notwithstanding the omission of a reference or cross-reference thereto, the Company hereby makes the following representations and warranties to the Purchaser:

(a)       Organization, Good Standing and Power. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of Nevada and has the requisite corporate power to own, lease and operate its properties and assets and to conduct its business as it is now being conducted. As of the Effective Date, the Company has two wholly-owned subsidiaries: (1) Eos Global Petro, Inc., a Delaware corporation (“Eos Global”); and (2) Eos Petro Australia Pty Ltd., an Australian company. Eos Global in turn has two subsidiaries: (1) Plethora Energy Inc., a Delaware corporation and wholly-owned subsidiary of Eos; and (2) EOS Atlantic Oil & Gas Ltd., a Ghanaian limited liability company of which Eos owns 90%. The other 10% of EOS Atlantic Oil & Gas Ltd. is owned by Baychester Petroleum Ltd., one of Eos’ Ghanaian-based consultants. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary except for any jurisdiction in which the failure to be so qualified will not have a Material Adverse Effect.

(b)       Authorization, Enforcement. The Company has the requisite corporate power and authority to enter into and perform this Agreement and to issue and sell the Shares in accordance with the terms hereof. Except for approvals of the Company’s Board of Directors or a committee thereof as may be required in connection with any issuance and sale of Shares to the Purchaser hereunder, the execution, delivery and performance of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action, and, except as contemplated by Section 2.2, no further consent or authorization of the Company or its Board of Directors or stockholders is required. This Agreement has been duly executed and delivered by the Company. This Agreement constitutes, or shall constitute when executed and delivered, a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application.

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(c)       Capitalization. The authorized capital stock of the Company and the shares thereof issued and outstanding as of the Effective Date are set forth in the Commission Documents or on Schedule 3.1(c) attached hereto. All of the outstanding shares of Common Stock have been duly and validly authorized, and are fully paid and nonassessable. As of the Effective Date, and except as set forth in the Commission Documents or on Schedule 3.1(c), no shares of Common Stock are entitled to preemptive rights or registration rights and there are no outstanding options, warrants, scrip, rights to subscribe to, call or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company. Furthermore, except as set forth in the Commission Documents or on Schedule 3.1(c), there are no contracts, commitments, understandings, or arrangements by which the Company is or may become bound to issue additional shares of the capital stock of the Company or options, securities or rights convertible into shares of capital stock of the Company. Except for (i) customary transfer restrictions contained in agreements entered into by the Company in order to sell restricted stock, and (ii) certain Lock-Up/Leak-Out agreements set forth on Schedule 3.1(c), as of the Effective Date, the Company is not a party to, and it has no knowledge of, any agreement restricting the voting or transfer of any shares of the capital stock of the Company. The offer and sale of all capital stock, convertible securities, rights, warrants, or options of the Company issued prior to the Effective Date materially complied with all applicable federal and state securities laws, and no stockholder has a right of rescission or damages with respect thereto which would have a Material Adverse Effect. The Company has furnished or made available to the Purchaser true and correct copies of the Company’s Certificate of Incorporation as in effect on the Effective Date (the “Articles”), and the Company’s Bylaws as in effect on the Effective Date (the “Bylaws”).

(d)       Issuance of Shares. The Shares to be issued under this Agreement have been or will be (prior to issuance to the Purchaser hereunder) duly authorized by all necessary corporate action and, when paid for or issued in accordance with the terms hereof, the Shares shall be validly issued and outstanding, fully paid and nonassessable, and the Purchaser shall be entitled to all rights accorded to a holder of Common Stock.

(e)       No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated herein do not (i) violate any provision of the Company’s Articles or Bylaws, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Company is a party, (iii) create or impose a lien, charge or encumbrance on any property of the Company under any agreement or any commitment to which the Company is a party or by which the Company is bound or by which any of its respective properties or assets are bound, or (iv) result in a violation of any federal, state, local or foreign statute, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries are bound or affected, except, in all cases, for such conflicts, defaults, terminations, amendments, acceleration, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect. The Company is not required under federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement, or issue and sell the Shares to the Purchaser in accordance with the terms hereof (other than any filings which may be required to be made by the Company with the Commission or the Principal Market subsequent to the Effective Date, including the Registration Statement and any registration statement, amendment, prospectus or prospectus supplement which may be filed pursuant hereto); provided, however, that, for purposes of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the representations, warranties and agreements of the Purchaser herein.

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(f)        Commission Documents, Financial Statements. The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act and, as of the Effective Date the Company has filed all required Commission Documents. The Company has delivered or made available to the Purchaser true and complete copies of the Commission Documents filed with the Commission since December 31, 2010 and prior to the Effective Date. The Company has not provided to the Purchaser any information which, according to applicable law, rule or regulation, should have been disclosed publicly by the Company but which has not been so disclosed, other than with respect to the transactions contemplated by this Agreement. As of their respective filing dates, the Commission Documents complied in all material respects with the requirements of the Exchange Act and other federal, state and local laws, rules and regulations applicable to it, and, as of its date, the Commission Documents did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the Commission Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with GAAP applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements), and fairly present in all material respects the financial position of the Company and its subsidiaries as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

(g)       No Material Adverse Effect or Material Change in Ownership. Except as set forth on Schedule 3.1(g) or in Commission Documents filed prior to the Effective Date, no Material Adverse Effect or any Material Change in Ownership has occurred or exists with respect to the Company.

(h)       No Undisclosed Liabilities. Neither the Company nor any of its subsidiaries has any liabilities, obligations, claims or losses (whether liquidated or unliquidated, secured or unsecured, absolute, accrued, contingent or otherwise) that would be required to be disclosed on a balance sheet of the Company or any Subsidiary (including the notes thereto) in conformity with GAAP and are not disclosed in the Commission Documents.

(i)        No Undisclosed Events or Circumstances. No event or circumstance has occurred or exists with respect to the Company or its subsidiaries or their respective businesses, properties, prospects, operations or financial condition, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.

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(j)        Indebtedness. Except as set forth on Schedule 3.1(j), the Commission Documents as of the Effective Date set forth all outstanding secured and unsecured Indebtedness of the Company, or for which the Company or any Subsidiary has commitments through such date. For the purposes of this Agreement, “Indebtedness” shall mean (a) any liabilities for borrowed money or amounts owed in excess of $1,000,000 (other than trade accounts payable incurred in the ordinary course of business), (b) all guaranties, endorsements and other contingent obligations in respect of Indebtedness of others in excess of $1,000,000, whether or not the same are or should be reflected in the Company’s balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (c) the present value of any lease payments in excess of $1,000,000 due under leases required to be capitalized in accordance with GAAP. Except as set forth on Schedule 3.1(j), neither the Company nor any Subsidiary is in default with respect to any Indebtedness.

(k)       Title To Assets. Each of the Company and its Subsidiaries has good and marketable title to all of their respective real and personal property reflected in the Commission Documents, free of any mortgages, pledges, charges, liens, security interests or other encumbrances, except for those that do not or would not have a Material Adverse Effect. All said real property leases of the Company are valid and subsisting and in full force and effect in all material respects.

(l)        Actions Pending. There is no action, suit, claim, investigation or proceeding pending or, to the knowledge of the Company, threatened against the Company or any Subsidiary which questions the validity of this Agreement or the transactions contemplated hereby or any action taken or to be taken pursuant hereto or thereto. Except as set forth on Schedule 3.1(l) or Commission Documents filed prior to the Effective Date, there is no action, suit, claim, investigation or proceeding pending or, to the knowledge of the Company, threatened, against or involving the Company, any Subsidiary or any of their respective properties or assets and which, if determined adversely to the Company or its Subsidiary, would have a Material Adverse Effect.

(m)      Compliance With Law. The business of the Company and the subsidiaries has been and is presently being conducted in all material respects in accordance with all applicable federal, state and local governmental laws, rules, regulations and ordinances, except as, individually or in the aggregate, do not or would not have a Material Adverse Effect. The Company and each of its subsidiaries have all franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals necessary for the conduct of its business as now being conducted by it, except where the failure to possess such franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals, individually or in the aggregate, do not or would not have a Material Adverse Effect.

(n)       Certain Fees. No brokers, finders or financial advisory fees or commissions will be payable by the Company or any Subsidiary with respect to the transactions contemplated by this Agreement.

(o)       Disclosure. Neither this Agreement nor the Commission Documents or any other documents, certificates or instruments furnished to the Purchaser by or on behalf of the Company in connection with the transactions contemplated by this Agreement contain any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements made herein or therein, in the light of the circumstances under which they were made herein or therein, not misleading.

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(p)       Operation Of Business. The Company or one or more of its subsidiaries owns or controls all patents, trademarks, service marks, trade names, copyrights, licenses and authorizations of the Company as set forth in the Commission Documents, and all rights with respect to the foregoing, which are necessary for the conduct of its business as now conducted without, to the Company’s knowledge, any conflict with the rights of others, except to the extent that any such conflict would not have a Material Adverse Effect.

(q)       Environmental Compliance. The Company and each of its subsidiaries have obtained all material approvals, authorization, certificates, consents, licenses, orders and permits or other similar authorizations of all governmental authorities, or from any other person, that are required under any Environmental Laws, except for any approvals, authorization, certificates, consents, licenses, orders and permits or other similar authorizations the failure of which to obtain does not or would not have a Material Adverse Effect. “Environmental Laws” shall mean all applicable laws relating to the protection of the environment including, without limitation, all requirements pertaining to reporting, licensing, permitting, controlling, investigating or remediating emissions, discharges, releases or threatened releases of hazardous substances, chemical substances, pollutants, contaminants or toxic substances, materials or wastes, whether solid, liquid or gaseous in nature, into the air, surface water, groundwater or land, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of hazardous substances, chemical substances, pollutants, contaminants or toxic substances, material or wastes, whether solid, liquid or gaseous in nature. Except for such instances as would not individually or in the aggregate have a Material Adverse Effect, there are no past or present events, conditions, circumstances, incidents, actions or omissions relating to or in any way affecting the Company or its subsidiaries that violate or could reasonably be expected to violate any Environmental Law after the Effective Date or that could reasonably be expected to give rise to any environmental liability, or otherwise form the basis of any claim, action, demand, suit, proceeding, hearing, study or investigation (i) under any Environmental Law, or (ii) based on or related to the manufacture, processing, distribution, use, treatment, storage (including without limitation underground storage tanks), disposal, transport or handling, or the emission, discharge, release or threatened release of any hazardous substance.

(r)        Material Agreements. Except as set forth on Schedule 3.1(r), the Company is not a party to any written or oral contract, instrument, agreement, commitment, obligation, plan or arrangement, a copy of which would be required to be filed, but has not yet been filed, with the Commission as an exhibit to an annual report on Form 10-K (collectively, “Material Agreements”). Except as set forth on Schedule 3.1(r), the Company has in all material respects performed all the obligations required to be performed by them to date under the Material Agreements, have received no notice of default by the Company thereunder and, to the best of the Company’s knowledge, are not in default under any Material Agreement now in effect, the result of which would have a Material Adverse Effect.

(s)       Transactions With Affiliates. Except as set forth on Schedule 3.1(s) or in Commission Documents filed prior to the Effective Date, there are no loans, leases, agreements, contracts, royalty agreements, management contracts or arrangements or other continuing transactions exceeding $100,000 between (a) the Company or any Subsidiary, on the one hand, and (b) any person or entity who would be covered by Item 404(a) of Regulation S-K, on the other hand.

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(t)        Securities Act. The Company will comply in all material respects with all applicable federal and state securities laws in connection with the offer, issuance and sale of the Shares hereunder. The Company will comply, when so filed, in all material respects with the provisions of the Securities Act. The Commission has not issued any order preventing or suspending the use of the Registration Statement. The Registration Statement, in the form in which it will become effective, and also in such form as it may be amended or supplemented from time to time, will comply in all material respects with the provisions of the Securities Act and will not at any such time contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances under which they are made, not misleading. The Company has not distributed and, prior to the completion of the distribution of the Shares, will not distribute any offering material in connection with the offering and sale of the Shares other than the Registration Statement, the related prospectus or other materials, if any, permitted by the Securities Act.

(u)       Employees. As of the Effective Date, the Company does not have any collective bargaining arrangements or agreements covering any of its employees. Except as set forth on Schedule 3.1(u) or in Commission Documents filed prior to the Effective Date, as of the Effective Date, no officer, consultant or key employee of the Company whose termination, either individually or in the aggregate, would have a Material Adverse Effect, has terminated or, to the knowledge of the Company, has any present intention of terminating his or her employment or engagement with the Company.

(v)       Use of Proceeds. Within 60 days of the date first written above, the Company may issue a Draw Down Notice for a Draw Down Amount Requested no greater than 5% of Aggregate Limit to fund the acquisition of private or publicly traded, local or international oil and gas assets. The Threshold Price for such Draw Down Notice shall be agreed upon by the Company and the Purchaser and shall not be less than 10% of the closing bid price on the day preceding such Draw Down Notice but in no event less than $5.00 per share. The remaining amount of the Aggregate Limit shall be used for working capital.

(w)      Public Utility Holding Company Act and Investment Company Act Status. The Company is not a “holding company” or a “public utility company” as such terms are defined in the Public Utility Holding Company Act of 1935, as amended. The Company is not, and as a result of and immediately upon Effective Date will not be, an “investment company” or a company “controlled” by an “investment company,” within the meaning of the Investment Company Act of 1940, as amended.

(x)       ERISA. No liability to the Pension Benefit Guaranty Corporation has been incurred with respect to any Plan by the Company or any of its subsidiaries which is or would have a Material Adverse Effect. The execution and delivery of this Agreement and the issue and sale of the Shares will not involve any transaction which is subject to the prohibitions of Section 406 of ERISA or in connection with which a tax could be imposed pursuant to Section 4975 of the Internal Revenue Code of 1986, as amended. As used in this Section 3.1(y), the term “Plan” shall mean an “employee pension benefit plan” (as defined in Section 3 of ERISA) which is or has been established or maintained, or to which contributions are or have been made, by the Company or any Subsidiary or by any trade or business, whether or not incorporated, which, together with the Company or any Subsidiary, is under common control, as described in Section 414(b) or (c) of the Code.

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(y)       Intentionally Omitted.

(z)        Acknowledgment Regarding Purchaser’s Purchase of Shares. The Company acknowledges and agrees that the Purchaser is acting solely in the capacity of an arm’s length purchaser with respect to this Agreement and the transactions contemplated hereunder. The Company further acknowledges that the Purchaser is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereunder and any advice given by the Purchaser or any of its representatives or agents in connection with this Agreement and the transactions contemplated hereunder is merely incidental to the Purchaser’s purchase of the Shares.

Section 3.2        Representatives and Warranties of the Purchaser. The Purchaser hereby makes the following representations and warranties to the Company:

(a)       Organization and Standing of the Purchaser. The Purchaser is a company duly incorporated, validly existing and in good standing under the laws of the Cayman Islands.

(b)       Authorization and Power. The Purchaser has the requisite corporate power and authority to enter into and perform this Agreement and to purchase the Shares in accordance with the terms hereof. The execution, delivery and performance of this Agreement by Purchaser and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action, and no further consent or authorization of the Purchaser, its Board of Directors or stockholders is required. This Agreement has been duly executed and delivered by the Purchaser. This Agreement constitutes, or shall constitute when executed and delivered, a valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership, or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application.

(c)       No Conflicts. The execution, delivery and performance of this Agreement and the consummation by the Purchaser of the transactions contemplated hereby and thereby or relating hereto do not and will not (i) result in a violation of such Purchaser’s charter documents or bylaws or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Purchaser is a party, (iii) create or impose or lien, charge or encumbrance on any property of the Purchaser under any agreement or any commitment to which the Purchaser is party or by which the Purchaser is bound or by which any of its respective properties or assets are bound, or (iv) result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to the Purchaser or its properties, except for such conflicts, defaults and violations as would not, individually or in the aggregate, prohibit or otherwise interfere with the ability of the Purchaser to enter into and perform its obligations under this Agreement in any material respect. The Purchaser is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or to purchase the Shares in accordance with the terms hereof; provided, however, that for purposes of the representation made in this sentence, the Purchaser is assuming and relying upon the accuracy of the representations, warranties and agreements of the Company herein.

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(d)       Accredited Investor. The Purchaser is an “accredited investor” as defined in Regulation D promulgated under the Securities Act.

(e)       Financial Risks. The Purchaser acknowledges that it is able to bear the financial risks associated with an investment in the Shares. The Purchaser is capable of evaluating the risks and merits of an investment in the Shares by virtue of its experience as an investor and its knowledge, experience, and sophistication in financial and business matters and the Purchaser is capable of bearing the entire loss of its investment in the Shares.

(f)        Information. The Purchaser and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Shares which have been requested by the Purchaser. The Purchaser and its advisors, if any, have been afforded the opportunity to ask questions of the Company. The Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Shares. The Purchaser understands that it (and not the Company) shall be responsible for its own tax liabilities that may arise as a result of this investment or the transactions contemplated by this Agreement.

ARTICLE IV
COVENANTS

The Company covenants with the Purchaser, and the Purchaser covenants with the Company, as follows, which covenants of one party are for the benefit of the other party, during the Investment Period.

Section 4.1       Securities Compliance.

(a)       The Company shall notify the Commission and the Principal Market, if applicable, in accordance with their rules and regulations, of the transactions contemplated by this Agreement, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Shares to the Purchaser. The Company agrees that it shall, within the time required under the Exchange Act file a report on Form 8-K disclosing this Agreement and the transaction contemplated hereby.

(b)       The Company shall take such action, if any, as is reasonably necessary in order to obtain an exemption for or to qualify any subsequent resale of the Shares by the Investor, in each case, under applicable securities or “Blue Sky” laws of the states of the United States in such states as is reasonably requested by the Investor from time to time, and shall provide evidence of any such action so taken to the Investor.

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Section 4.2       Registration and Listing. The Company will take all action necessary to cause its Common Stock to continue to be registered under Sections 12(b) or 12(g) of the Exchange Act, will comply in all respects with its reporting and filing obligations under the Exchange Act and take all action necessary to maintain compliance with such reporting and filing obligations, and will not take any action or file any document (whether or not permitted by the Securities Act) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under the Exchange Act or Securities Act, except as permitted herein. The Company will take all action necessary to continue the listing or trading of its Common Stock and the listing of the Shares purchased by Purchaser hereunder on Principal Market or any relevant market or system, if applicable, and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Principal Market or any relevant market or system.

Section 4.3        Warrants.

(a)        The Parties acknowledge and agree that:

(i) prior to the Effective Date, the Company delivered to the Purchaser and to 590 Partners Capital, LLC three (3) Common Stock purchase warrants each to purchase, in the aggregate, up to eight million two hundred and seventy-six thousand (8,372,000) shares of Common Stock. Such warrants were evidenced by warrant certificate nos. 1 - 6 of the Company. On the Effective Date, the parties desire to amend and restate in their entirety the portion of the 8,372,000 warrants evidenced by warrant certificate nos. 3, 4, 5 and 6. Therefore, the Parties agree and acknowledge that, as of the Effective Date, the previously issued warrant certificates of the Company numbered 3, 4, 5 and 6 will be cancelled and of no further force and effect, and will be replaced with the following warrant certificates, which the Company shall issue to GEM Capital SAS and 590 Partners Capital, LLC on the Effective Date:

(1) Amended and Restated Warrant Certificate No. 3, attached hereto as Exhibit B;

(2) Amended and Restated Warrant Certificate No. 4, attached hereto as Exhibit C;

(3) Amended and Restated Warrant Certificate No. 5, attached hereto as Exhibit D;

(4) Amended and Restated Warrant Certificate No. 6, attached hereto as Exhibit E;

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(ii) on the Effective Date, the Company shall deliver to GEM Capital SAS and to 590 Partners Capital, LLC one (1) Common Stock purchase warrant each to purchase, in the aggregate, up to one million five hundred thousand (1,500,000) shares of Common Stock upon the terms and conditions set forth in the warrant agreements attached as Exhibit F hereto. The warrants described in this subsection and subsection 4.3(a)(i) above are collectively referred to herein as the “Warrants.”

(b)       The Company shall use commercially reasonable efforts to uplist to the NYSE, NASDAQ or AMEX stock exchange (an “Uplist”) within 270 days of the Effective Date.

(c)        Once the Company has Uplisted, a registration statement with respect to the shares of Common Stock issuable upon exercise of the Warrants shall be filed by the Company with the Commission within 30 days of Uplisting. The Company shall use commercially reasonable efforts to have such registration statement declared effective by the Commission at the earliest possible date.

Section 4.4        Registration Rights Agreement. The Company and the Purchaser shall enter into the Registration Rights Agreement with respect to the Shares, dated the Effective Date, in the form of Exhibit A attached hereto.

Section 4.5        Compliance with Laws.

(a)       The Company shall comply with all applicable laws, rules, regulations and orders (including without limitation Rule 415(a)(4) under the Securities Act) noncompliance with which would have a Material Adverse Effect.

(b)       The Purchaser shall comply with all applicable laws, rules, regulations and orders in connection with this Agreement and the transactions contemplated hereby. Without limiting the foregoing, the Purchaser shall comply with the requirements of the Securities Act and the Exchange Act including without limitation Rule 415(a)(4) under the Securities Act and Rule 10b-5 and Regulation M under the Exchange Act.

Section 4.6       Keeping of Records and Books of Account. The Company shall keep adequate records and books of account, in which complete entries will be made in accordance with GAAP consistently applied, reflecting all financial transactions of the Company, and in which, for each fiscal year, all proper reserves for depreciation, depletion, obsolescence, amortization, taxes, bad debts and other purposes in connection with its business shall be made.

Section 4.7       Limitations on Holdings and Issuances. Notwithstanding anything in this Agreement to the contrary, at no time may the Company issue, and at no time shall the Purchaser be obligated to purchase, any Shares which would result in the Purchaser beneficially owning, directly or indirectly, at the time of such proposed issuance more than 4.9% of the number of shares of Common Stock issued and outstanding as of the date of such proposed issuance; provided, however, that upon the Purchaser providing the Company with sixty-one (61) days’ notice (pursuant to Section 9.4 hereof) (the "Waiver Notice") that the Purchaser would like to waive this Section 4.7 with regard to any or all Shares issuable pursuant to this Agreement to the extent the Company or a Subsidiary has been awarded an oil concession by the Government of Ghana, this Section 4.7 will be of no force or effect with regard to all or a portion of the Shares referenced in the Waiver Notice until the date that the Purchaser notifies the Company (pursuant to Section 9.4 hereof) that the Purchaser revokes the Waiver Notice; provided, further, that during the sixty-one (61) day period prior to the expiration of the Investment Period, the Purchaser may waive this Section 4.7 by providing a Waiver Notice at any time during such sixty-one (61) day period.

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Section 4.8       Registration Statement. The Company shall cause the Registration Statement to be filed and seek that it be declared effective pursuant to the terms of the Registration Rights Agreement. The Registration Statement shall register with the Commission the Shares to be issued under the Draw Downs. The Purchaser shall not be obligated to accept a Draw Down request from the Company unless the Registration Statement is then effective and the prospectus included in the Registration Statement is then current and in compliance with all applicable rules.

Section 4.9       Other Agreements.  The Company shall not enter into any agreement in which the terms of such agreement would restrict or impair the right to perform of the Company or any Subsidiary under this Agreement or the Articles.

Section 4.10     Stop Orders. The Company will advise the Purchaser promptly and, if requested by the Purchaser, will confirm such advice in writing: (i) of the Company’s receipt of notice of any request by the Commission for amendment of or a supplement to the Registration Statement, any related prospectus or for additional information; (ii) of the Company’s receipt of notice of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the suspension of qualification of the Shares for offering or sale in any jurisdiction or the initiation of any proceeding for such purpose; and (iii) of the Company becoming aware of the happening of any event, which makes any statement of a material fact made in the Registration Statement (as then amended or supplemented) untrue or which requires the making of any additions to or changes in the Registration Statement (as then amended or supplemented) in order to state a material fact required by the Securities Act to be stated therein or necessary in order to make the statements therein not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, the Company will make commercially reasonable efforts to obtain the withdrawal of such order at the earliest possible time.

Section 4.11     Selling Restrictions; Volume Limitations.

(a)       The Purchaser covenants that during the Investment Period neither the Purchaser nor any of its affiliates nor any entity managed by the Purchaser will, directly or indirectly, sell any securities of the Company except the Shares that it owns or has the right to purchase pursuant to the provisions of a Draw Down Notice. During the Investment Period, neither the Purchaser nor any of its affiliates nor any entity managed by the Purchaser will enter into a short position with respect to shares of Common Stock of the Company, including in any account of the Purchaser’s or in any account directly or indirectly managed by the Purchaser or any affiliate of the Purchaser or any entity managed by the Purchaser. During the Investment Period, the Purchaser shall not grant any option to purchase or acquire any right to dispose or otherwise dispose for value of any shares of Common Stock or any securities convertible into, or exchangeable for, or warrants to purchase, any shares of Common Stock, or enter into any swap, hedge or other agreement that transfers, in whole or in part, the economic risk of ownership of the Common Stock, except for such sales permitted by the preceding two sentences. In addition, on a daily Trading Day basis, the Purchaser agrees to restrict the volume of sales of Shares by the Purchaser, its affiliates and any entity managed by the Purchaser to no more than ten percent (10%) (or such other percentage based on the length of the Draw Down Pricing Period) of the Shares purchased pursuant to such Draw Down Notice.

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(b)       In addition to the foregoing, in connection with any sale of the Company’s securities (including any short sale permitted by the preceding paragraph), the Purchaser shall comply in all respects with all applicable laws, rules, regulations and orders, including, without limitation, the requirements of the Securities Act and the Exchange Act, including, without limitation, Rule 415(a)(4) under the Securities Act and Regulation M and Rule 10b-5 under the Exchange Act.

Section 4.12     Structuring Fee. GEMIA, INC. (“GEM”) will receive a structuring fee from the Company equal to $4 million (the “Structuring Fee”), payable as follows: from the proceeds of each Draw Down Amount, GEM shall receive a payment equal to 10% of each Draw Down Amount until such time that GEM has received the entirety of the $4 million Structuring Fee. At the Company’s election, and in its sole and absolute discretion, each such ten percent (10%) payment may instead be paid, in whole or in part, in registered shares of Common Stock at a per share price equal to ninety percent (90%) of the average closing trading price for the Company’s Common Stock for the thirty-day period immediately prior to the Draw Down.

(a)       18 Month Repayment. Regardless of whether any Draw Down has been issued within 18 months of the Effective Date, on the 18 month anniversary of the Effective Date, if the Company has not paid the Structuring Fee in full, the unpaid portion of the Structuring Fee will become due and payable in full. At the Company’s election, and in its sole and absolute discretion, on the 18 month anniversary of the Effective Date the Company may either: (i) pay the remainder of the unpaid portion of the Structuring Fee in cash; or (ii) cancel the remainder of the unpaid portion of the Structuring Fee and convert it into registered shares of Common Stock at a per share price equal to ninety percent (90%) of the average closing trading price for the Company’s Common Stock for the thirty-day period immediately prior to the 18 month anniversary of the Effective Date.

(b)       Shares Registrable. For the avoidance of doubt, any shares issuable pursuant to this Section 4.12 shall be considered “Shares” registrable pursuant to the Registration Rights Agreement.

Section 4.13     Non-Public Information. Neither the Company nor any of its directors, officers or agents shall disclose any material non-public information about the Company to the Purchaser.

Section 4.14      DWAC Eligibility. The Company shall cause the Common Stock and its transfer agent to be, at the time of each Draw Down, eligible to participate in the DWAC system, and there will be no impediments at the time of each Draw Down to use of the DWAC system that could adversely affect consummation of the transactions contemplated by this Agreement. The Parties acknowledge that, as of the Effective Date, the Company is not a participant in the DWAC system.

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ARTICLE V
OPINION OF COUNSEL AND CERTIFICATE; CONDITIONS TO THE SALE AND PURCHASE OF THE SHARES

Section 5.1        Opinion of Counsel and Certificate. In connection with the execution and delivery of this Agreement and the transactions contemplated hereunder, no later than 15 days prior to the Company’s filing of the Registration Statement, Purchaser shall have received from Company (i) an opinion of outside counsel of the Company in a form acceptable to the Purchaser (whose consent shall not be unreasonably withheld), substantially covering the items set forth in Exhibit G hereto, and (ii) a certificate from the Company in the form of Exhibit H hereto.

Section 5.2        Conditions Precedent to the Obligation of the Company to Sell the Shares. The obligation hereunder of the Company to issue and sell the Shares to the Purchaser under any Draw Down Notice is subject to the satisfaction or waiver of each of the conditions set forth below. These conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion.

(a)       Accuracy of the Purchaser’s Representations and Warranties. Except for representations and warranties that are expressly made as of a particular date, the representations and warranties of the Purchaser in this Agreement shall be true and correct in all material respects as of the date when made and as of each Draw Down Exercise Date and each Settlement Date as though made at that time.

(b)       Registration Statement. The Company shall have the necessary amount of Shares available to be registered pursuant to the Registration Rights Agreement. The Company shall take all commercially reasonable steps to have the Registration Statement declared effective by the Commission. There shall be no stop order suspending effectiveness of the Registration Statement.

(c)       Performance by the Purchaser. The Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Purchaser at or prior to each Draw Down Exercise Date and each Settlement Date, as applicable.

(d)       No Injunction. No statute, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

(e)       No Suspension, Etc. Trading in the Common Stock shall not have been suspended by the Commission or Principal Market, and, at any time prior to each Draw Down Exercise Date and applicable Settlement Date, none of the events described in clauses (i), (ii) and (iii) of Section 4.11 hereof shall have occurred, trading in securities generally as reported on the Principal Market shall not have been suspended or limited, nor shall a banking moratorium have been declared either by the United States or State authorities, nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity or crisis of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of the Company, makes it impracticable or inadvisable to issue the Shares.

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(f)        No Proceedings or Litigation. No action, suit or proceeding before any arbitrator or any governmental authority shall have been commenced, and no investigation by any governmental authority shall have been threatened, against the Company or any of the officers, directors or affiliates of the Company seeking to restrain, prevent or change the transactions contemplated by this Agreement, or seeking damages in connection with such transactions.

Section 5.3       Conditions Precedent to the Obligation of the Purchaser To Accept a Draw Down and Purchase the Shares. The obligation hereunder of the Purchaser to accept a Draw Down and to acquire and pay for the Shares is subject to the satisfaction or waiver, at or before each Draw Down Exercise Date and each Settlement Date, of each of the conditions set forth below. The conditions are for the Purchaser’s sole benefit and may be waived by the Purchaser at any time in its sole discretion.

(a)       Accuracy of the Company’s Representations and Warranties. Except for representations and warranties that are expressly made as of a particular date, each of the representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Draw Down Exercise Date, as though made at that time, including, without limitation, under Section 3.1(h) hereof.

(b)       Registration Statement. The Company shall have the necessary amount of Shares registered pursuant to the Registration Rights Agreement. The Company shall take all commercially reasonable steps to have the Registration Statement on Form S-1 declared effective by the Commission. There shall be no stop order suspending effectiveness of the Registration Statement.

(c)       No Suspension. Trading in the Common Stock shall not have been suspended by the Commission or Principal Market, and, at any time prior to such Draw Down Exercise Date, trading in securities generally as reported on the Principal Market shall not have been suspended or limited, nor shall a banking moratorium have been declared either by the United States or State authorities, nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity or crisis of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of the Purchaser, makes it impracticable or inadvisable to issue the Shares.

(d)       Performance by the Company. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to each Draw Down Exercise Date and each Settlement Date and shall have delivered the Compliance Certificate substantially in the form attached hereto as Exhibit I.

(e)       No Material Adverse Effect or Material Change in Ownership. No Material Adverse Effect or Material Change in Ownership shall have occurred to the Company.

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(f)        No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

(g)       No Proceedings or Litigation. No action, suit or proceeding before any arbitrator or any governmental authority shall have been commenced, and no investigation by any governmental authority shall have been threatened, against the Company or any subsidiary, or any of the officers, directors or affiliates of the Company or any subsidiary seeking to restrain, prevent or change the transactions contemplated by this Agreement, or seeking damages in connection with such transactions.

(h)       Aggregate Limit. The issuance and sale of the Shares issuable pursuant to such Draw Down Notice will not violate Section 6.2 hereof.

(i)        Shares Authorized. The Shares issuable pursuant to such Draw Down Notice will have been duly authorized by all necessary corporate action of the Company.

(j)        Due Diligence. Prior to each Settlement Date and from time to time as reasonably requested by the Purchaser, the Company shall make available for inspection and review by the Purchaser, its advisors and representatives, and any underwriter participating in any disposition of the Shares on behalf of the Purchaser pursuant to the Registration Statement, any amendment, prospectus or prospectus supplement thereto, or any blue sky, FINRA or other filing, all financial and other records, all documents and filings with the Commission, and all other corporate documents and properties of the Company as may be reasonably necessary for the purpose of such review. In addition, the Company shall cause its officers, directors and employees to supply all such information reasonably requested by the Purchaser or any such representative, advisor or underwriter and to respond to all questions and other inquiries reasonably made or submitted by any such individuals or entities.

ARTICLE VI
DRAW DOWN TERMS

Section 6.1       Draw Down Terms. Subject to the satisfaction of the conditions set forth in this Agreement, and subject to Section 6.2 below, the parties agree (unless otherwise mutually agreed upon by the parties in writing) as follows:

(a)       The Company may, in its sole discretion, issue a Draw Down Notice (as defined in Section 6.1(h) hereof) for a specified Draw Down Amount Requested. The Purchaser shall be obligated to purchase 100% of the Draw Down Amount Requested. Subject to Section 6.1(g) below, the Purchaser shall pay a per Share amount equal to ninety percent (90%) of the average Daily Closing Price during the Draw Down Pricing Period (the “Purchase Price”). Subject to Section 4.7 hereof, the Draw Down Amount Requested shall not exceed four hundred percent (400%) (the “Draw Down Limit”) of the average daily trading volume for the ten (10) Trading Days immediately preceding the Draw Down Exercise Date.

(b)       Prior to commencement of the Draw Down Pricing Period, the Company shall deliver the Shares to be purchased in such Draw Down to the Purchaser.

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(c)       Only one Draw Down shall be allowed in each Draw Down Pricing Period.

(d)       Each Draw Down shall be settled on the first Trading Day after the end of each Draw Down Pricing Period (the “Settlement Date”).

(e)       At the end of each Draw Down Pricing Period, the Purchaser’s total Draw Down commitment under this Agreement shall be reduced by the total amount of the Draw Down Amount for such Draw Down Pricing Period.

(f)        Each Draw Down will automatically expire immediately after the last Trading Day of each Draw Down Pricing Period.

(g)       If the Daily Closing Price on a given Trading Day in the Draw Down Pricing Period, multiplied by ninety percent (90%), is less than the Threshold Price, then the total amount of the Draw Down Amount Requested will be reduced by 1/10th (or such other fraction based on the length of the Draw Down Pricing Period) and no Shares will be purchased or sold with respect to such Trading Day.

(h)       As a condition to exercise of any Draw Down, the Company must (i) provide a notice to the Purchaser of the Company’s exercise of any Draw Down via facsimile transmission before commencement of trading on the first Trading Day of the Draw Down Pricing Period covered by such notice (the “Draw Down Notice”), substantially in the form attached hereto as Exhibit J and (ii) deliver the Shares to the Purchaser or its designees via DWAC, if the Company is approved for DWAC in an amount equal to the Draw Down Amount Requested (which amount shall be adjusted in the event that the amount accepted by the Purchaser pursuant to Section 6.1(a) hereof is different that the Draw Down Amount Requested). The date the Company delivers the Draw Down Notice and the Shares in accordance with this Section 6.1(h) shall be a “Draw Down Exercise Date.” The Draw Down Notice shall specify the Draw Down Amount Requested, set the Threshold Price for such Draw Down and designate the first Trading Day of the Draw Down Pricing Period that the Company wishes to grant to the Purchaser during the Draw Down Pricing Period.

(i)        On each Settlement Date, the Purchaser shall make payment for the Shares acquired pursuant to this Agreement to the Company’s designated account by wire transfer of immediately available funds, provided that the Shares were received by the Purchaser in accordance with 6.1(b) hereof.

(j)        If the Company tenders a Draw Down by delivering a Draw Down Notice to the Purchaser and the Purchaser fails to make payment for the shares on the Settlement Date, the Shares issuable upon exercise of the Warrants and the structuring fee to be paid to GEM pursuant to Section 4.12 shall be reduced by the percentage amount equal to the quotient of the Draw Down Amount divided by the Aggregate Limit.

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Section 6.2       Aggregate Limit. Notwithstanding anything to the contrary herein, in no event may the Company issue a Draw Down Notice to the extent that the sale of shares of Common Stock pursuant thereto and pursuant to all prior Draw Down Notices issued hereunder would cause the Company to sell or the Purchaser to purchase shares of Common Stock which in the aggregate are in excess of the Aggregate Limit. If the Company issues a Draw Down Notice that otherwise would permit the Purchaser to purchase shares of Common Stock which would cause the aggregate purchases by Purchaser hereunder to exceed the Aggregate Limit, such Draw Down Notice shall be void ab initio to the extent of the amount by which the dollar value of shares or number of shares, as the case may be, of Common Stock otherwise issuable pursuant to such Draw Down Notice or together with the dollar value of shares or number of shares, as the case may be, of all other Common Stock purchased by the Purchaser pursuant hereto would exceed the Aggregate Limit.

ARTICLE VII
Termination

Section 7.1       Term, Termination by Mutual Consent. Unless earlier terminated as provided hereunder, this Agreement shall terminate automatically on the earlier of (i) twenty four (24) consecutive months from the Effective Date (the “Investment Period”) and (ii) the date the Purchaser shall have purchased the Aggregate Limit. This Agreement may be terminated at any time by mutual written consent of the parties, effective as of the date of such mutual written consent unless otherwise provided in such written consent.

Section 7.2       Effect of Termination. If this Agreement is terminated as provided in Section 7.1 herein, this Agreement shall become void and of no further force and effect, except as provided in Section 9.9 hereof. Nothing in this Section 7.2 shall be deemed to release the Company or the Purchaser from any liability for any breach under this Agreement, or to impair the rights of the Company and the Purchaser to compel specific performance by the other party of its obligations under this Agreement.

ARTICLE VIII
INDEMNIFICATION

Section 8.1       General Indemnity.

(a)       Indemnification by the Company. The Company will indemnify and hold harmless the Purchaser, GEM and each person who controls the Purchaser or GEM within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act from and against any losses, claims, damages, liabilities and expenses (including reasonable costs of defense and investigation and all attorneys’ fees) to which the Purchaser, GEM and each such controlling person may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities and expenses (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained, or incorporated by reference, in the Registration Statement relating to Common Stock being sold to the Purchaser (including any prospectus relating thereto), or any amendment or supplement to it, or (ii) the omission or alleged omission to state in the Registration Statement or any document incorporated by reference in the Registration Statement, a material fact required to be stated therein or necessary to make the statements therein not misleading. Pursuant to Section 8.2 hereof, the Company will reimburse the Purchaser, GEM and each such controlling person promptly upon demand for any legal or other costs or expenses reasonably incurred by the Purchaser, GEM or such controlling person in investigating, defending against, or preparing to defend against any such claim, action, suit or proceeding.

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(b)       Indemnification by the Purchaser. The Purchaser will indemnify and hold harmless the Company, each of its directors and officers, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act from and against any losses, claims, damages, liabilities and expenses (including reasonable costs of defense and investigation and all attorneys fees) to which the Company and each such controlling person may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities and expenses (or actions in respect thereof) arise out of or are based upon (i) an untrue statement, alleged untrue statement, omission or alleged omission, included in the Registration Statement in reliance upon, and in conformity with, written information furnished by the Purchaser to the Company for inclusion in the Registration Statement, or (ii) the omission or alleged omission to state in the Registration Statement a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent, but only to the extent, the untrue statement, alleged untrue statement, omission or alleged omission was made in reliance upon, and in conformity with, written information furnished by the Purchaser to the Company for inclusion in the Registration Statement. Pursuant to Section 8.2 hereof, the Purchaser will reimburse the Company and each such director, officer or controlling person promptly upon demand for any legal or other costs or expenses reasonably incurred by the Company or the other person in investigating, defending against, or preparing to defend against any such loss, claim, damage, liability or expense.

Section 8.2        Indemnification Procedures. Promptly after a person receives notice of a claim or the commencement of an action for which the person intends to seek indemnification under Section 8.1, the person will notify the indemnifying party in writing of the claim or commencement of the action, suit or proceeding; provided, however, that failure to notify the indemnifying party will not relieve the indemnifying party from liability under Section 8.1, except to the extent it has been materially prejudiced by the failure to give notice. The indemnifying party will be entitled to participate in the defense of any claim, action, suit or proceeding as to which indemnification is being sought, and if the indemnifying party acknowledges in writing the obligation to indemnify the party against whom the claim or action is brought, the indemnifying party may (but will not be required to) assume the defense against the claim, action, suit or proceeding with counsel satisfactory to it. After an indemnifying party notifies an indemnified party that the indemnifying party wishes to assume the defense of a claim, action, suit or proceeding, the indemnifying party will not be liable for any legal or other expenses incurred by the indemnified party in connection with the defense against the claim, action, suit or proceeding except that if, in the opinion of counsel to the indemnifying party, one or more of the indemnified parties should be separately represented in connection with a claim, action, suit or proceeding, the indemnifying party will pay the reasonable fees and expenses of one separate counsel for all of the indemnified parties. Each indemnified party, as a condition to receiving indemnification as provided in Section 8.1, will cooperate in all reasonable respects with the indemnifying party in the defense of any action or claim as to which indemnification is sought. No indemnifying party will be liable for any settlement of any action effected without its prior written consent. No indemnifying party will, without the prior written consent of the indemnified party, effect any settlement of a pending or threatened action with respect to which an indemnified party is, or is informed that it may be, made a party and for which it would be entitled to indemnification, unless the settlement includes an unconditional release of the indemnified party from all liability and claims which are the subject matter of the pending or threatened action.

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If for any reason the indemnification provided for in this Agreement is not available to, or is not sufficient to hold harmless, an indemnified party in respect of any loss or liability referred to in Section 8.1 as to which it is entitled to indemnification thereunder, each indemnifying party will, in lieu of indemnifying the indemnified party, contribute to the amount paid or payable by the indemnified party as a result of such loss or liability, (i) in the proportion which is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and by the indemnified party on the other from the sale of Shares which is the subject of the claim, action, suit or proceeding which resulted in the loss or liability or (ii) if that allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits of the sale of such Shares, but also the relative fault of the indemnifying party and the indemnified party with respect to the statements or omissions which are the subject of the claim, action, suit or proceeding that resulted in the loss or liability, as well as any other relevant equitable considerations.

ARTICLE IX
MISCELLANEOUS

Section 9.1       Fees and Expenses. Each party shall bear its own fees and expenses related to the transactions contemplated by this Agreement; provided, however, that the Company shall pay, at the Effective Date, all reasonable attorneys’ fees and expenses (exclusive of disbursements and out-of-pocket expenses) incurred by the Purchaser up to $15,000 in connection with the preparation, negotiation, execution and delivery of this Agreement. In addition, the Company shall pay all reasonable attorneys’ fees and expenses incurred by the Purchaser in connection with any amendments, modifications or waivers of this Agreement. The Company shall pay all stamp or other similar taxes and duties levied in connection with issuance of the Shares pursuant hereto.

Section 9.2       Specific Enforcement, Consent to Jurisdiction.

(a)       The Company and the Purchaser acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that either party shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement by the other party and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which either party may be entitled by law or equity.

(b)       Each of the Company and the Purchaser (i) hereby irrevocably submits to the jurisdiction of the United States District Court and other courts of the United States sitting in the State of New York for the purposes of any suit, action or proceeding arising out of or relating to this Agreement, and (ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Each of the Company and the Purchaser consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section shall affect or limit any right to serve process in any other manner permitted by law.

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Section 9.3       Entire Agreement; Amendment. This Agreement represents the entire agreement of the parties with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by either party relative to subject matter hereof not expressly set forth herein. No provision of this Agreement may be amended other than by a written instrument signed by both parties hereto.

Section 9.4        Notices. Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery, by telex (with correct answer back received), telecopy or facsimile (with telecopy or facsimile machine confirmation of delivery received) at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The address for such communications shall be:

If to the Company:	Eos Petro, Inc.
1999 Avenue of the Stars, Suite 2520
Los Angeles, CA 90067
Attn: Nikolas Konstant

With copies to:	Baker & Hostetler LLP
12100 Wilshire Blvd., 15th Floor
Los Angeles, California 90025
Telephone number: (310) 820-8800
Fax: (310) 820-8859
Attention: Jeffrey P. Berg, Esq.

If to the Purchaser:	GEM Global Yield Fund Limited
c/o CM Group
Commerce House
1 Bowring Road
Ramsey
Isle of Man
IM8 2LQ

With copies to:	Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036
Telephone Number: (212) 715-9100
Fax: (212) 715-8000
Attention: Christopher S. Auguste, Esq.

Either party hereto may from time to time change its address for notices by giving at least ten (10) days advance written notice of such changed address to the other party hereto.

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Section 9.5       Waivers. No waiver by either party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provisions, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter. No provision of this Agreement may be waived other than in a written instrument signed by the party against whom enforcement of such waiver is sought.

Section 9.6       Headings. The article, section and subsection headings in this Agreement are for convenience only and shall not constitute a part of this Agreement for any other purpose and shall not be deemed to limit or affect any of the provisions hereof.

Section 9.7       Successors and Assigns. Neither party may assign this Agreement to any person without the prior consent of the other party. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. The assignment by a party to this Agreement of any rights hereunder shall not affect the obligations of such party under this Agreement.

Section 9.8       Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to the choice of law provisions.

Section 9.9       Survival. The representations and warranties of the Company and the Purchaser contained in Article III and the covenants contained in Article IV shall survive the execution and delivery hereof until the termination of this Agreement, and the agreements and covenants set forth in Article VIII of this Agreement shall survive the execution and delivery hereof.

Section 9.10     Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart. In the event any signature is delivered by facsimile transmission, the party using such means of delivery shall cause four additional executed signature pages to be physically delivered to the other parties within five days of the execution and delivery hereof.

Section 9.11     Publicity. On or after the Effective Date, the Company may issue a press release or otherwise make a public statement or announcement with respect to this Agreement or the transactions contemplated hereby or the existence of this Agreement (including, without limitation, by filing a copy of this Agreement with the Commission); provided, however, that prior to issuing any such press release, making any such public statement or announcement, the Company shall consult with the Purchaser on the form and substance of such press release or other disclosure.

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Section 9.12     Severability. The provisions of this Agreement are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement, and this Agreement shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of such provision, had never been contained herein, so that such provisions would be valid, legal and enforceable to the maximum extent possible.

Section 9.13     Further Assurances. From and after the date of this Agreement, upon the request of the Purchaser or the Company, each of the Company and the Purchaser shall execute and deliver such instrument, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officer as of the date first above written.

EOS PETRO, INC.

By:	/s/ Nikolas Konstant
Name: Nikolas Konstant
Title: Chairman

GEM GLOBAL YIELD FUND LIMITED

By:	/s/ Franco Scalamandre
Name: Franco Scalamandre
Title: Managing Director

Signature Page to Common Stock Purchase Agreement

EXHIBIT A TO STOCK PURCHASE AGREEMENT

FORM OF REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of July 11, 2013, by and between EOS PETRO, INC., a Nevada corporation (the “Company”), and GEM GLOBAL YIELD FUND, a company incorporated under the laws of the Cayman Islands (together with it permitted assigns, the “Buyer”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Purchase Agreement.

WHEREAS:

The Company has agreed, upon the terms and subject to the conditions of the Purchase Agreement, to issue to the Buyer up to Four Hundred Million Dollars ($400,000,000) of Shares and to induce the Buyer to enter into the Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “Securities Act”), and applicable state securities laws.

NOW, THEREFORE, in consideration of the promises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Buyer hereby agree as follows:

1.            DEFINITIONS.

As used in this Agreement, the following terms shall have the following meanings:

a.           “Investor” means the Buyer, any transferee or assignee thereof to whom a Buyer assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9 and any transferee or assignee thereof to whom a transferee or assignee assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9.

b.           “Person” means any person or entity including but not limited to any corporation, a limited liability company, an association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

c.           “Purchase Agreement” means the Common Stock Purchase Agreement dated as of the date hereof, between the Company and the Buyer, (as amended, restated, supplemented or otherwise modified from time to time).

d.           “Register,” “registered,” and “registration” refer to a registration effected by preparing and filing one or more registration statements of the Company in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis (“Rule 415”), and the declaration or ordering of effectiveness of such registration statement(s) by the United States Securities and Exchange Commission (the “Commission”).

e.           “Registrable Securities” mean the Shares which have been, or which may from time to time be, issued or issuable to the Investor pursuant to the Purchase Agreement.

f.            “Registration Statement” means the registration statement of the Company, on Form S-1 covering only the sale of the Registrable Securities.

2.            REGISTRATION.

a.           Uplisting. The Company shall use commercially reasonable efforts to uplist to the NYSE, NASDAQ or AMEX stock exchange (“Uplist”) within 270 days of the date first written above. Upon completion of such Uplisting, the Company shall provide immediate written notice to Investor of the Uplisting and the Company’s obligation under Section 2(b) below to, within 30 days of the Uplisting, file with the Commission the Registration Statement.

b.           Mandatory Registration. The Company shall, within 30 days of Uplisting, file with the Commission the Registration Statement. The Registration Statement shall register only the Registrable Securities and no other securities of the Company. The Investor and its counsel shall have a reasonable opportunity to review and comment upon such registration statement or amendment to such registration statement and any related prospectus prior to its filing with the Commission. Investor shall furnish all information reasonably requested by the Company for inclusion therein. The Company shall use its commercially reasonable efforts to have the Registration Statement or amendment declared effective by the Commission at the earliest possible date. The Company shall use commercially reasonable efforts to keep the Registration Statement effective pursuant to Rule 415 promulgated under the Securities Act and available for sales of all of the Registrable Securities at all times until the date as of which the Investor may sell all of the Registrable Securities without restriction pursuant to Rule 144(b)(1)(i) promulgated under the Securities Act (or successor thereto) (the “Registration Period”). The Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

c.           Rule 424 Prospectus. The Company shall, as required by applicable securities regulations, from time to time file with the Commission, pursuant to Rule 424 promulgated under the Securities Act, the prospectus, amendments and prospectus supplements, if any, to be used in connection with sales of the Registrable Securities under the Registration Statement. The Investor and its counsel shall have a reasonable opportunity to review and comment upon such prospectus prior to its filing with the Commission. The Investor shall use commercially reasonable efforts to comment upon such prospectus within two (2) Trading Days from the date the Investor receives the proposed final version of such prospectus.

d.           Sufficient Number of Shares Registered. In the event the number of shares available under the Registration Statement is insufficient to cover all of the Registrable Securities, subject to the restrictions of applicable law on the number of shares that may be registered by the Company, the Company shall amend the Registration Statement or file a new registration statement (a “New Registration Statement”), so as to cover all of such Registrable Securities as soon as practicable, but in any event not later than twenty (20) Trading Days after the necessity therefore arises. The Company shall use commercially reasonable efforts to cause such amendment and/or New Registration Statement to become effective as soon as practicable following the filing thereof.

3.            RELATED OBLIGATIONS.

With respect to the Registration Statement and whenever any Registrable Securities are to be registered pursuant to Section 2 including on any New Registration Statement, the Company shall use commercially reasonable efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

a.           The Company shall prepare and file with the Commission such amendments (including post-effective amendments) and supplements to any registration statement and the prospectus used in connection with such registration statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the Securities Act, as may be necessary to keep the Registration Statement or any New Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement or any New Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such registration statement.

b.           The Company shall permit the Investor to review and comment upon the Registration Statement or any New Registration Statement and all amendments and supplements thereto at least two (2) Trading Days prior to their filing with the Commission, and not file any document in a form to which Investor reasonably objects. The Investor shall use commercially reasonable efforts to comment upon the Registration Statement or any New Registration Statement and any amendments or supplements thereto within two (2) Trading Days from the date the Investor receives the final version thereof. The Company shall furnish to the Investor, without charge any correspondence from the Commission or the staff of the Commission to the Company or its representatives relating to the Registration Statement or any New Registration Statement.

c.           Upon request of the Investor, the Company shall furnish to the Investor, (i) promptly after the same is prepared and filed with the Commission, at least one copy of such registration statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits, (ii) upon the effectiveness of any registration statement, a copy of the prospectus included in such registration statement and all amendments and supplements thereto (or such other number of copies as the Investor may reasonably request) and (iii) such other documents, including copies of any preliminary or final prospectus, as the Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by the Investor. For the avoidance of doubt, any filing available to the Investor via the Commission’s live EDGAR system shall be deemed “furnished to the Investor” hereunder.

d.           The Company shall use commercially reasonable efforts to (i) register and qualify the Registrable Securities covered by a registration statement under such other securities or “blue sky” laws of such jurisdictions in the United States as the Investor reasonably requests, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify the Investor who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or “blue sky” laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

e.           As promptly as practicable after becoming aware of such event or facts, the Company shall notify the Investor in writing of the happening of any event or existence of such facts as a result of which the prospectus included in any registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and promptly prepare a supplement or amendment to such registration statement to correct such untrue statement or omission, and deliver a copy of such supplement or amendment to the Investor (or such other number of copies as the Investor may reasonably request). The Company shall also promptly notify the Investor in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a registration statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to the Investor by facsimile on the same day of such effectiveness and by overnight mail), (ii) of any request by the Commission for amendments or supplements to any registration statement or related prospectus or related information, and (iii) of the Company’s reasonable determination that a post-effective amendment to a registration statement would be appropriate.

f.            The Company shall use commercially reasonable efforts to prevent the issuance of any stop order or other suspension of effectiveness of any registration statement, or the suspension of the qualification of any Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify the Investor of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

g.           The Company shall (i) cause all the Registrable Securities to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) secure designation and quotation of all the Registrable Securities on the Principal Market. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section.

h.           Upon the Investor’s written request, the Company shall cooperate with the Investor to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to any registration statement and enable such certificates to be in such denominations or amounts as the Investor may reasonably request and registered in such names as the Investor may request.

i.            The Company shall at all times provide a transfer agent and registrar with respect to its Common Stock.

j.            If reasonably requested by the Investor, the Company shall (i) immediately incorporate in a prospectus supplement or post-effective amendment such information as the Investor reasonably believes should be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities; (ii) make all required filings of such prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) supplement or make amendments to any registration statement.

k.          The Company shall use commercially reasonable efforts to cause the Registrable Securities covered by any registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

l.            Within three (3) Trading Days after any registration statement which includes the Registrable Securities is ordered effective by the Commission, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Investor) confirmation that such registration statement has been declared effective by the Commission in the form attached hereto as Exhibit A. Thereafter, if requested by the Buyer at any time, the Company shall require its counsel to deliver to the Buyer a written confirmation whether or not the effectiveness of such registration statement has lapsed at any time for any reason (including, without limitation, the issuance of a stop order) and whether or not the registration statement is current and available to the Buyer for sale of all of the Registrable Securities.

m.           The Company shall take all other commercially reasonable actions necessary to expedite and facilitate disposition by the Investor of Registrable Securities pursuant to any registration statement.

4.            OBLIGATIONS OF THE INVESTOR.

a.           The Company shall notify the Investor in writing of the information the Company reasonably requires from the Investor in connection with any registration statement hereunder. The Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

b.           The Investor agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any registration statement hereunder.

c.           The Investor agrees that, upon receipt of any notice from the Company of the happening of any event or existence of facts of the kind described in Section 3(f) or the first sentence of 3(e), the Investor will immediately discontinue disposition of Registrable Securities pursuant to any registration statement(s) covering such Registrable Securities until the Investor’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(f) or the first sentence of 3(e). Notwithstanding anything to the contrary, the Company shall cause its transfer agent to promptly deliver shares of Common Stock without any restrictive legend in accordance with the terms of the Purchase Agreement in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale prior to the Investor’s receipt of a notice from the Company of the happening of any event of the kind described in Section 3(f) or the first sentence of Section 3(e) and for which the Investor has not yet settled.

5.            EXPENSES OF REGISTRATION.

All reasonable expenses, other than sales or brokerage commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company, if any, shall be paid by the Company.

6.            INDEMNIFICATION.

a.           To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend the Investor, each Person, if any, who controls the Investor, the members, the directors, officers, partners, employees, agents, representatives of the Investor and each Person, if any, who controls the Investor within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (each, an “Indemnified Person”), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, attorneys’ fees, amounts paid in settlement or expenses, joint or several, (collectively, “Claims”) incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the Commission, whether pending or threatened, whether or not an indemnified party is or may be a party thereto (“Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in the Registration Statement, any New Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered (“Blue Sky Filing”), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to the Registration Statement or any New Registration Statement or (iv) any material violation by the Company of this Agreement (the matters in the foregoing clauses (i) through (iv) being, collectively, “Violations”). The Company shall reimburse each Indemnified Person promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information about the Investor furnished in writing to the Company by such Indemnified Person expressly for use in connection with the preparation of the Registration Statement, any New Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(c) or Section 3(e); (ii) with respect to any superseded prospectus, shall not inure to the benefit of any such person from whom the person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any person controlling such person) if the untrue statement or omission of material fact contained in the superseded prospectus was corrected in the revised prospectus, as then amended or supplemented, if such revised prospectus was timely made available by the Company pursuant to Section 3(c) or Section 3(e), and the Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a violation and such Indemnified Person, notwithstanding such advice, used it; (iii) shall not be available to the extent such Claim is based on a failure of the Investor to deliver or to cause to be delivered the prospectus made available by the Company, if such prospectus was timely made available by the Company pursuant to Section 3(c) or Section 3(e); and (iv) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investor pursuant to Section 9.

b.           In connection with the Registration Statement or any New Registration Statement, the Investor agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement or any New Registration Statement, each Person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (collectively and together with an Indemnified Person, an “Indemnified Party”), against any Claim or Indemnified Damages to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information about the Investor to be set forth on the form attached hereto as Exhibit B which Investor will complete and furnish to the Company no later than 15 days prior to the filing of the Registration Statement, expressly for use in connection with such registration statement; and, subject to Section 6(d), the Investor will reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Investor, which consent shall not be unreasonably withheld; provided, further, however, that the Investor shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to the Investor as a result of the sale of Registrable Securities pursuant to such registration statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investor pursuant to Section 9.

c.           Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding, provided that there may be no more than one such separate counsel for all of the Indemnified Parties The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding affected without its written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

d.           The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

e.           The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

7.            CONTRIBUTION.

To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that: (i) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

8.            REPORTS AND DISCLOSURE UNDER THE SECURITIES ACTS.

With a view to making available to the Investor the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the Commission that may at any time permit the Investor to sell securities of the Company to the public without registration (“Rule 144”), the Company agrees, at the Company’s sole expense, to:

a.           make and keep public information available, as those terms are understood and defined in Rule 144;

b.           file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144;

c.           furnish to the Investor so long as the Investor owns Registrable Securities, promptly upon request and subject to the delivery by the Investor of a bona fide fair market offer for a licensing or funding opportunity pursuant to the Purchase Agreement, (i) a written statement by the Company that it has complied with the reporting and or disclosure provisions of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Investor to sell such securities pursuant to Rule 144 without registration (for the avoidance of doubt, any filing available to the Investor via the Commission’s live EDGAR system shall be deemed “furnished to the Investor” hereunder); and

d.           take such additional action as is requested by the Investor to enable the Investor to sell the Registrable Securities pursuant to Rule 144, including, without limitation, delivering all such legal opinions, consents, certificates, resolutions and instructions to the Company’s Transfer Agent as may be requested from time to time by the Investor and otherwise reasonably cooperate with Investor and Investor’s broker to effect such sale of securities pursuant to Rule 144.

The Company agrees that damages may be an inadequate remedy for any breach of the terms and provisions of this Section 8 and that Investor shall, whether or not it is pursuing any remedies at law, be entitled to equitable relief in the form of a preliminary or permanent injunctions, without having to post any bond or other security, upon any breach or threatened breach of any such terms or provisions. Investor agrees that the Rule 144 rights under this Agreement are subject to the delivery by the Investor of a bona fide fair market offer for a licensing or funding opportunity pursuant to the Purchase Agreement.

9.            ASSIGNMENT OF REGISTRATION RIGHTS.

The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investor. The Investor may not assign its rights under this Agreement without the written consent of the Company.

10.          AMENDMENT OF REGISTRATION RIGHTS.

Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the mutual written consent of the Company and the Investor.

11.          MISCELLANEOUS.

a.           A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

b.           Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) Trading Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:

Eos Petro, Inc.
1999 Avenue of the Stars, #2520
Los Angeles, CA 90067
Attn: Nikolas Konstant

With a copy to:

Baker & Hostetler LLP

12100 Wilshire Blvd., 15th Floor

Los Angeles, California 90025

Attention: Jeffrey P. Berg, Esq.

If to the Investor:

GEM Global Yield Fund Limited
c/o CM Group
Commerce House
1 Bowring Road
Ramsey
Isle of Man
IM8 2LQ

With a copy to:

Kramer Levin Naftalis & Frankel LLP

1177 Avenue of the Americas

New York, New York 10036

Attention: Christopher S. Auguste, Esq.

or at such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party three (3) Trading Days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a nationally recognized overnight delivery service, shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

c.           Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

d.           All matters concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of New York, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

e.           This Agreement and the Purchase Agreement constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement and the Purchase Agreement supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

f.            Subject to the requirements of Section 9, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

g.           The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

h.           This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission or by e-mail in a “.pdf” format data file of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

i.            Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

j.            The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

k.          This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

* * * * * *

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

THE COMPANY:

EOS PETRO, INC.

By:
Name:
Title:

BUYER:

GEM GLOBAL YIELD FUND

By:
Name:
Title:

EXHIBIT A

TO REGISTRATION RIGHTS AGREEMENT

FORM OF NOTICE OF EFFECTIVENESS
OF REGISTRATION STATEMENT

Colonial Stock Transfer Company

Attention: Kourtney Mardanlou

66 Exchange Place

Salt Lake City, Utah 84111

Date:____________________

Dear Sirs,

This is to inform you that the Securities and Exchange Commission has declared the Registration Statement on Form S-1 for Eos Petro, Inc., effective as of _______________.

Signed,

Cc:
GEM Global Yield Fund Limited
c/o CM Group
Commerce House
1 Bowring Road
Ramsey
Isle of Man
IM8 2LQ

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036
Attention: Christopher S. Auguste, Esq.

Exhibit B

S-1 STOCK OWNERSHIP QUESTIONNAIRE

TO BE FILLED OUT BY (1) GEM GLOBAL YIELD FUND; (2) 590 Partners Capital; and (3) GEM Capital SAS

Name and Contact Information:

Full legal name of record holder:

Address of record holder:

Taxpayer identification number of record holder:

Name of contact person:

Telephone number of contact person:

Fax number of contact person:

E-mail address of contact person:

Item 1. Beneficial Ownership

1) Deemed Beneficial Ownership: Please state the amount of securities of the Company you own on the date you complete this Questionnaire. (If none, please state so in each case.)

	Shares of Common Stock	Other (Warrants, etc.)
Shares as to which you have sole voting power

Shares as to which you have shared voting power

Shares as to which you have sole investment power

Shares as to which you have shared investment power

Please state the number of shares owned by family members, trusts and other organizations with which you have a relationship, and any other shares of which you may be deemed to be the “beneficial owner”:

Name of Holder and Relationship to You	Shares of Common Stock	Other (Warrants, etc.)

Of such shares:

	Shares of Common Stock	Other (Warrants, etc.)
Shares as to which you have sole voting power

Shares as to which you have shared voting power

Shares as to which you have sole investment power

Shares as to which you have shared investment power

Please list below the name of the person(s) who has or share the power to dispose of the shares or other securities listed above.

Do you have any present plans to acquire or dispose of shares of Common Stock of the Company after you complete this Questionnaire?

Yes ☐ No ☐

If so, please describe:

2) Pledged Securities: If any of such securities have been pledged or otherwise deposited as collateral or are the subject matter of any voting trust or other similar agreement or of any contract providing for the sale or other disposition of such securities, please give the details thereof:

3) Disclaimer of Beneficial Ownership: Do you wish to disclaim beneficial ownership of any of the shares reported in response to Item 1?

Yes ☐ No ☐

If the answer is “Yes”, please furnish the following information with respect to the person or persons who should be shown as the beneficial owner(s) of the shares in question:

Name and Address of Actual Beneficial Owner	Relationship of Such Person to You	Number of Shares Beneficially Owned

Item 2. Underwriter Issues

1)	Are you a registered broker-dealer under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)?

Yes ☐ No ☐

2)	Are you an affiliate of a registered broker-dealer under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)?

Yes ☐ No ☐

3)	If you answered “yes” to Question 2:

a.	Did you purchase the shares being registered for resale in the ordinary course of business?

Yes ☐ No ☐

b.	At the time of the purchase, did you have any agreements or understandings, directly or indirectly, with any person to distribute the shares being registered?

Yes ☐ No ☐

Item 3. Relationships with the Company

1) Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

SIGNATURE

If, at any time prior to the filing of the Form S-1, any of the information set forth in my responses to this Questionnaire has changed due to passage of time, or any development occurs which requires a change in any of my answers, or has for any other reason become incorrect, I agree immediately to furnish to the individual to whom a copy of this Questionnaire is to be sent, as indicated and at the address shown on the first page hereof, any necessary or appropriate correcting information. Otherwise, the Company is to understand that the above information continues to be, to the best of my knowledge, information and belief, complete and correct as of the date hereof and of the dates of such mailing and such stockholders meeting.

I understand that the information that I am furnishing to you herein will be used by the Company in the preparation of its Registration Statement on Form S-1.

Date: , 200
Signature

Name

Relationship to and position(s) by title with the Company and any subsidiary

Street Address

City State/Country Zip Code

Telephone Number

EXHIBIT B TO STOCK PURCHASE AGREEMENT

FORM OF AMENDED AND RESTATED

WARRANT CERTIFICATE NO. 3

THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES TO BE ISSUED UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION D PROMULGATED UNDER THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT. THIS WARRANT MAY ONLY BE EXERCISED BY A PERSON WHO QUALIFIES AS AN “ACCREDITED INVESTOR” PURSUANT TO RULE 501 OF REGULATION D OF THE ACT.

EOS PETRO, INC.,

A NEVADA CORPORATION

1999 Avenue of the Stars, Suite 2520

Los Angeles, California 90067

COMMON STOCK PURCHASE WARRANT

November 12, 2012

1.          Issuance

THIS IS TO CERTIFY THAT, for value received, GEM Capital SAS (the “Holder”), shall have the right to purchase from EOS PETRO, INC., a Nevada corporation (the “Corporation”), six hundred and fifty one thousand five hundred (651,500) fully paid and non-assessable shares of the Corporation’s common stock, $.0001 par value per share (the “Common Stock”), subject to further adjustment as set forth in Section 6 hereof, at any time until 5:00 P.M., Pacific time, on November 12, 2016 (the “Expiration Date”) at an exercise price of $3.00 per share (the "Exercise Price").

2.          Exercise of Warrants

(a)          Condition Precedent to Exercise. This Warrant shall vest on July 11, 2013. Thereafter, this Warrant is exercisable pursuant to the provisions set forth below in this Section 2.

(b)          Registration Rights and Lengthening of Term. If a registration statement has not been filed with the Securities and Exchange Commission and become effective with respect to the Warrant Shares, as such term is defined in Section 3 of this Warrant, within 270 days of the date first referenced above, then the Expiration Date shall be extended by one day for every day that the Warrant Shares remain unregistered after the 270th day.

(c)          Time of Exercise. The Holder shall provide the Corporation with notice that it may exercise this Warrant at least 61 days prior to the date of such exercise. Upon the expiration of this 61 day period, the Holder may exercise this Warrant pursuant to this Section 2.

Eos Petro, Inc.
Common Stock Purchase Warrant
Warrant Certificate No. 3

(d)          Methods of Exercise. So long as the condition in Section 2(a) has been satisfied, the Holder hereof may exercise this Warrant, in whole or in partial allotments, at the Exercise Price per share payable hereunder, payable at such Holder's election by cash, certified or official bank check, or wire transfer to an account designated by the Corporation. Upon surrender of this Warrant with the annexed Notice of Exercise Form attached hereto as Exhibit A duly completed and executed, together with payment of the Exercise Price for the Warrant Shares then being purchased (collectively referred to as the “Exercise Materials”), the Holder shall be entitled to receive a certificate or certificates for the Warrant Shares so purchased, provided the 61 day period referenced in Section 2(c) of this Warrant has expired. In lieu of the issuance of any fractional share, the Corporation shall round up or down the fractional amount to the nearest whole number.

(e)          Issuance of Stock Certificates. In the event of any exercise of this Warrant in accordance with and subject to the terms and conditions hereof, certificates for the shares of Warrant Shares so purchased shall be dated the date of such exercise and delivered to the Holder hereof within a reasonable time, not exceeding five (5) Business Days after such exercise (the “Delivery Date”) or, at the request of the Holder (provided that a registration statement under the Securities Act (as defined below) providing for the resale of the Warrant Shares being purchased is then in effect or that such Warrant Shares are otherwise exempt from registration), issued and delivered to the Depository Trust Company (“DTC”) account on the Holder’s behalf via the Deposit Withdrawal Agent Commission System (“DWAC”) on or before the Delivery Date (if the Corporation is eligible for DWAC services at such time), and the Holder hereof shall be deemed for all purposes to be the holder of the shares of Warrant Shares so purchased as of the date of such exercise, and, unless this Warrant has been fully exercised or expired, a new warrant having the same terms as this Warrant and representing the remaining portion of such shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder hereof as soon as possible and in any event within twenty (20) Business Days after such effective exercise.

(f)          Business Days. For the purposes of this Warrant, the term “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in Los Angeles, California are authorized or required by law to remain closed.

3.          Reservation of Shares

The Corporation hereby agrees that at all times during the term of this Warrant there shall be reserved for issuance upon exercise of this Warrant such number of shares of Common Stock as shall be required for issuance upon exercise of this Warrant (the “Warrant Shares”).

4.          Mutilation or Loss of Warrant

Upon receipt of evidence reasonably satisfactory to the Corporation of the loss, theft, destruction or mutilation of this Warrant or any stock certificate and, in the case of any such loss, theft or destruction, upon receipt of an indemnity agreement reasonably satisfactory to the Corporation, or in the case of any such mutilation upon surrender and cancellation of such mutilated Warrant or stock certificate, the Corporation will issue and deliver a new warrant (containing the same terms as this Warrant) or stock certificate, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate, and any such lost, stolen, destroyed or mutilated Warrant or stock certificate shall thereupon become void.

5.          Rights of the Holder

Prior to the exercise of this Warrant, the Holder of this Warrant, as such, shall not be entitled to vote the Warrant Shares or receive dividends on or be deemed the holder of such shares, nor shall anything contained herein be construed to confer upon the Holder of this Warrant, as such, any of the rights of a shareholder of the Corporation or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised and the Common Stock purchasable upon the exercise hereof shall have become deliverable, as provided herein.

2

Eos Petro, Inc.
Common Stock Purchase Warrant
Warrant Certificate No. 3

6.          Protection Against Dilution.

The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment to the nearest whole share (one-half and greater being rounded upward) and nearest cent (one-half cent and greater being rounded upward) from time to time upon the occurrence of certain events, as follows. Each of the adjustments provided by the subsections below shall be deemed separate adjustments and any adjustment of this Warrant pursuant to one subsection of this Section 6 shall preclude additional adjustments for the same event or transaction by the remaining subsections.

(a)          Reclassification or Merger. In case of any reclassification, change or conversion of securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any merger of the Corporation with or into another corporation (other than a merger with another corporation in which the Corporation is the acquiring and the surviving corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), or in case of any sale of all or substantially all of the assets of the Corporation, the Corporation, or such successor or purchasing corporation, as the case may be, shall duly execute and deliver to the Holder of this Warrant a new warrant so that the Holder of this Warrant shall have the right to receive, at a total purchase price not to exceed that payable upon the exercise of the unexercised portion of this Warrant, and in lieu of the Common Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change or merger by a holder of the number of shares of Common Stock then purchasable under this Warrant. Such new Warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 6. The provisions of this Section 6(a) shall similarly apply to successive reclassifications, changes, mergers and transfers.

(b)          Subdivision or Combination of Shares.

(i)          On October 12, 2012, pursuant to an Agreement and Plan of Merger dated July 16, 2012 (the “Merger Agreement”), the Corporation completed a merger transaction (the “Merger”). In the Merger Agreement, the Corporation agreed to implement a reverse stock split at an exchange ratio of 1-for-800 of the Corporation’s outstanding shares of Common Stock as soon as reasonably practicable following the completion of the Merger (the “Merger Reverse Split”). When this Merger Reverse Split is implemented, it shall have no effect on this Warrant. Neither the Exercise Price nor the number of Warrant Shares issuable upon exercise of this Warrant shall be increased or decreased on account of the Merger Reverse Split.

(ii)         Other than the Merger Reverse Split, while this Warrant remains outstanding and unexpired, for all other subdivisions (by stock split) or combinations (by reverse stock split) of the Corporation’s outstanding shares of capital stock of the class into which this Warrant is exercisable, the Exercise Price shall be proportionately decreased in the case of a subdivision or increased in the case of a combination, effective at the close of business on the date the subdivision or combination becomes effective and the number of shares of Common Stock issuable upon exercise of this Warrant shall be proportionately increased in the case of a subdivision or decreased in the case of a combination, and in each case the nearest whole share, effective at the close of business on the date the subdivision or combination becomes effective. The provisions of this subparagraph (b)(ii) shall similarly apply to successive subdivisions or combinations of outstanding shares of capital stock into which this Warrant is exercisable.

3

Eos Petro, Inc.
Common Stock Purchase Warrant
Warrant Certificate No. 3

(c)          Common Stock Dividends. If the Corporation at any time while this Warrant is outstanding and unexpired shall pay a dividend with respect to Common Stock payable in Common Stock, then: (i) the Exercise Price shall be adjusted, from and after the date of determination of stockholders entitled to receive such dividend or distribution (the “Record Date”), to that price determined by multiplying the Exercise Price in effect immediately prior to such date of determination by a fraction (a) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, and (b) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution and (ii) the number of shares of Common Stock issuable upon exercise of this Warrant shall be proportionately adjusted, to the nearest whole share, from and after the Record Date by multiplying the number of shares of Common Stock purchasable hereunder immediately prior to such Record Date by a fraction (a) the numerator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution, and (b) the denominator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution. The provisions of this subparagraph (c) shall similarly apply to successive Common Stock dividends by the Corporation.

(d)          Other Adjustments Not Expressly Provided. If, at any time or from time to time while this Warrant is outstanding any event occurs of the type contemplated by the provisions of this Section 6 but not expressly provided for by such provisions (including the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Corporation’s Board of Directors may make an appropriate adjustment to the Exercise Price or the number of shares of Common Stock purchasable upon the exercise of this Warrant as to protect the rights of the Holder; provided that no such adjustment will increase the Exercise Price as otherwise determined pursuant to this Section 6. For the avoidance of doubt, while this Warrant remains outstanding and unexpired, any new issuances of the Corporation’s outstanding shares of capital stock of the class into which this Warrant is exercisable at a price lower than the Exercise Price shall not result in an increase in the number of shares of Common Stock purchasable upon the exercise of this Warrant.

7.          Outstanding Shares of the Corporation.

As of the date first written above prior to the issuance of this Warrant, assuming implementation of the Merger Reverse Split, and further assuming that the Corporation will not enter into any other transactions in which it issues capital stock of the Corporation or other securities convertible into capital stock of the Corporation prior to the Merger Reverse Split, the number of shares of Common Stock of the Corporation outstanding, on a fully-diluted basis, would not exceed forty five million (45,000,000).

8.          Notice of Adjustments

Whenever the Exercise Price or the number of Warrant Shares purchasable hereunder shall be adjusted pursuant to Section 6 hereof, the Corporation shall deliver to the Holder a certificate signed by its chief financial officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Exercise Price and the number of Warrant Shares purchasable hereunder after giving effect to such adjustment.

4

Eos Petro, Inc.
Common Stock Purchase Warrant
Warrant Certificate No. 3

9.          Securities Laws

(a)          Compliance with Securities Act of 1933. The Holder of this Warrant, by acceptance hereof, agrees that this Warrant and the Warrant Shares (collectively, the “Securities”) are being acquired for investment and that such holder will not offer, sell, transfer or otherwise dispose of the Securities except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the “Securities Act”), and any applicable state securities laws. Upon exercise of this Warrant, unless the Warrant Shares being acquired are registered under the Securities Act and any applicable state securities laws or an exemption from such registration is available, the Holder hereof shall confirm in writing that the Warrant Shares so purchased are being acquired for investment and not with a view toward distribution or resale in violation of the Securities Act and shall confirm such other matters related thereto as may be reasonably requested by the Corporation. The Holder understands that this Warrant and the stock purchasable hereunder constitute “restricted securities” under federal securities laws and acknowledges that Rule 144 of the Securities and Exchange Commission is not now, and may not in the future be, available for resale of this Warrant and/or the stock purchasable hereunder. The Warrant Shares (unless registered under the Securities Act and any applicable state securities laws) shall be stamped or imprinted with a legend in substantially the following form:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

Such legend shall be removed by the Corporation, upon the request of the Holder, at such time as the restrictions on the transfer of the applicable security shall have terminated.

(b)          Transferability of the Warrant. Subject to compliance with Section 9(c) below, which provisions are intended to ensure compliance with applicable federal and state securities laws, the Securities may be transferred by the Holder hereof, in whole or in part and from time to time.

(c)          Method of Transfer. With respect to any offer, sale, transfer or other disposition of the Securities, the Holder hereof shall, prior to such offer, sale, transfer or other disposition:

(i)         surrender this Warrant or certificate representing Warrant Shares at the principal executive offices of the Corporation or provide evidence reasonably satisfactory to the Corporation of the loss, theft or destruction of this Warrant or certificate representing Warrant Shares and an indemnity agreement reasonably satisfactory to the Corporation;

(ii)        pay any applicable transfer taxes or establish to the satisfaction of the Corporation that such taxes have been paid;

(iii)      deliver a written assignment to the Corporation in substantially the form attached hereto as Exhibit B or appropriate stock power duly completed and executed prior to transfer, describing briefly the manner thereof; and

(iv)       deliver a written opinion of such Holder’s counsel, or other evidence, if reasonably requested by the Corporation, to the effect that such offer, sale, transfer or other disposition may be effected without registration or qualification (under the Securities Act as then in effect and any applicable state securities law then in effect) of the Securities.

5

Eos Petro, Inc.
Common Stock Purchase Warrant
Warrant Certificate No. 3

As soon as reasonably practicable after receiving the items set forth above, the Corporation shall notify the Holder that it may sell, transfer or otherwise dispose of the Securities, all in accordance with the terms of the notice delivered to the Corporation. If a determination has been made pursuant to this Section 9(c) that the opinion of counsel for the Holder or other evidence is not reasonably satisfactory to the Corporation, the Corporation shall so notify the Holder promptly with details of such determination. Notwithstanding the foregoing, the Securities may, as to such federal laws, be offered, sold or otherwise disposed of in accordance with Rule 144 under the Securities Act if the Corporation satisfied the provisions thereof and provided that the Holder shall furnish such information as the Corporation may reasonably request to provide a reasonable assurance that the provisions of Rule 144 have been satisfied. Each certificate representing this Warrant or Warrant Shares thus transferred (except a transfer pursuant to Rule 144 or an effective registration statement) shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with applicable federal and state securities laws, unless in the aforesaid opinion of counsel to the Holder and to the reasonable satisfaction of the Corporation, such legend is not required in order to ensure compliance with such laws. Upon any partial transfer of this Warrant, the Corporation will issue and deliver to such new Holder a new warrant (in form and substance similar to this Warrant) with respect to the portion transferred and will issue and deliver to the Holder a new warrant (in form and substance similar to this Warrant) with respect to the portion not transferred as soon as possible and in any event within twenty (20) Business Days after such transfer. In addition, the Holder will comply with all other applicable securities legislation in addition to the Securities Act to which the Holder is subject in selling or transferring any Warrants or Warrant Shares and the Corporation may refuse to register any sale or transfer not in compliance with such other securities legislation.

10.         Payment of Taxes

The Corporation shall pay any and all issue and other taxes payable in respect of any issue or delivery of Common Stock upon the exercise of this Warrant that may be imposed under the laws of the United States or by any state, political subdivision or taxing authority of the United States; provided, however, that the Corporation shall not be required to pay any tax or taxes that may be payable in respect of any transfer involved in the issue or delivery of any Warrant or certificates for Common Stock in a name other than that of the registered Holder of such Warrant, and no such issue or delivery shall be made unless and until the person or entity requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

11.         Notices and Payments

Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon, (a) personal delivery or telecopy, (b) one (1) Business Day after deposit with a nationally recognized overnight delivery service such as Federal Express, with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by written notice to each of the other parties hereto or (c) four (4) Business Days following the date of deposit in the United States mails, first-class postage prepaid, addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by written notice to each of the other parties hereto.

CORPORATION:	EOS PETRO, INC.
Attention: Nikolas Konstant
1999 Avenue of the Stars, Suite 2520
Los Angeles, CA 90067
Tel: (310) 552-1555
Fax: (424) 288-5650

with a copy to:	Baker & Hostetler LLP
Attention: Jeffrey P. Berg
12100 Wilshire Blvd. 15th Floor
Los Angeles, CA 90049
Tel: (310) 442-8850
Fax: (310) 820-8859

HOLDER:	GEM Capital SAS
c/o CM Group
Commerce House
1 Bowring Road

6

Eos Petro, Inc.
Common Stock Purchase Warrant
Warrant Certificate No. 3

Ramsey
Isle of man
IM8 2LQ

with a copy to:	Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036
Telephone Number: (212) 715-9100
Fax: (212) 715-8000
Attention: Christopher S. Auguste, Esq.

12.         Governing Law

This Warrant shall be deemed to be a contract made under the laws of the State of Nevada and for all purposes shall be governed by and construed in accordance with the laws of the State of Nevada applicable to contracts to be made and performed entirely within the State of Nevada.

13.         Modification and Waiver; Effect of Amendment or Waiver

This Warrant and any provision hereof may be modified, amended, waived, discharged or terminated only by an instrument in writing, designated as an amendment to this Warrant and executed by a duly authorized officer of the Corporation and the Holder of this Warrant. Any waiver or amendment effected in accordance with this Section 13 shall be binding upon the Holder, each future holder of this Warrant or of any shares purchased under this Warrant (including securities into which such shares have been converted) and the Corporation.

14.         Binding Effect on Successors

This Warrant shall be binding upon any corporation succeeding the Corporation in case of the consolidation, merger or amalgamation of the Corporation with or into any other corporation, and all of the obligations of the Corporation relating to the Common Stock issuable upon the exercise or conversion of this Warrant shall survive the exercise, conversion and termination of this Warrant and all of the covenants and agreements of the Corporation shall inure to the benefit of the successors and assigns of the Holder hereof. The Corporation will, at the time of the exercise or conversion of this Warrant, in whole or in part, upon request of the Holder in respect of any rights to which the Holder shall continue to be entitled after such exercise or conversion in accordance with this Warrant; provided, however, that the failure of the Holder to make any such request shall not affect the continuing obligations of the Corporation to the Holder in respect of such rights.

15.        No Impairment

The Corporation will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Corporation, but will at all times in good faith assist in carrying out all the provisions of this Warrant and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment.

16.         Descriptive Headings

The descriptive headings of the several paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. The language in this Warrant shall be construed as to its fair meaning without regard to which party drafted this Warrant.

7

Eos Petro, Inc.
Common Stock Purchase Warrant
Warrant Certificate No. 3

17.         Entire Agreement

This Warrant constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof and supersedes all prior and contemporaneous agreements, representations, and undertakings of the parties, whether oral or written, with respect to such subject matter.

18.         Severability

In the event that any one or more of the provisions contained in this Warrant shall for any reason be held to be invalid, illegal or unenforceable in any respect, such provision(s) shall be ineffective only to the extent of such invalidity, illegality or unenforceability, without invalidating the remainder of such provision or the remaining provisions of this Warrant and such invalidity, illegality or unenforceability shall not affect any other provision of this Warrant, which shall remain in full force and effect.

19.         Counterparts

This Warrant may be executed in two or more counterparts, each of which shall be an original, and all of which together shall constitute one instrument.

8

Eos Petro, Inc.
Common Stock Purchase Warrant
Warrant Certificate No. 3

IN WITNESS WHEREOF, the Corporation has caused this Warrant to be duly executed and delivered by its duly authorized officer.

EOS PETRO, INC.

by its authorized signatory:

Nikolas Konstant
Chairman of the Board and CFO

9

EXHIBIT A

NOTICE OF EXERCISE

TO:	EOS PETRO, INC. (the “Corporation”)

1.          The undersigned hereby:

☐	elects to purchase __________ shares of Common Stock of the Corporation pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full. The undersigned intends the payment of the purchase price shall be made as (check one):

Cash Exercise_______

If the undersigned has elected a Cash Exercise, the undersigned shall pay the sum of $________ by certified or official bank check (or via wire transfer) to the Corporation in accordance with the terms of the Warrant.

2.          Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name or names as are specified below:

(Name)

(Address)

(City, State)

3.          The undersigned represents that the aforesaid shares being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares, all except as in compliance with applicable securities laws, and that the undersigned is an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended.

(Date)

(Signature)

NOTICE: Signature must be guaranteed by a commercial bank or trust company or a member firm of a major stock exchange if shares of capital stock are to be issued, or securities are to be delivered, other than to or in the name of the registered holder of this Warrant. In addition, signature must correspond in all respects with the name as written upon the face of the Warrant in every particular without alteration or any change whatever.

EXHIBIT B

FORM OF ASSIGNMENT

FOR VALUE RECEIVED, the undersigned holder of the attached Warrant hereby sells, assigns and transfers unto _______________________ whose address is _______________________________________ and whose taxpayer identification number is _________________ the undersigned’s right, title and interest in and to the Warrant issued by Eos Petro, Inc., a Nevada corporation (the “Corporation”) to purchase _______ shares of the Corporation’s Common Stock, and does hereby irrevocably constitute and appoint __________________________ attorney to transfer said Warrant on the books of the Corporation with full power of substitution in the premises.

In connection with such sale, assignment, transfer or other disposition of this Warrant, the undersigned hereby confirms that:

☐	such sale, transfer or other disposition may be effected without registration or qualification (under the Securities Act as then in effect and any applicable state securities law then in effect) of this Warrant or the shares of capital stock of the Corporation issuable thereunder and has attached hereto a written opinion of the undersigned’s counsel to that effect; or

☐	such sale, transfer or other disposition has been registered under the Securities Act of 1933, as amended, and registered and/or qualified under all applicable state securities laws.

(Date)

(Signature)

NOTICE: Signature must correspond in all respects with the name as written upon the face of the Warrant in every particular without alteration or any change whatever.

EXHIBIT C TO STOCK PURCHASE AGREEMENT

FORM OF AMENDED AND RESTATED

WARRANT CERTIFICATE NO. 4

THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES TO BE ISSUED UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION D PROMULGATED UNDER THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT. THIS WARRANT MAY ONLY BE EXERCISED BY A PERSON WHO QUALIFIES AS AN “ACCREDITED INVESTOR” PURSUANT TO RULE 501 OF REGULATION D OF THE ACT.

EOS PETRO, INC.,

A NEVADA CORPORATION

1999 Avenue of the Stars, Suite 2520

Los Angeles, California 90067

COMMON STOCK PURCHASE WARRANT

November 12, 2012

1.	Issuance

THIS IS TO CERTIFY THAT, for value received, 590 Partners Capital, LLC (the “Holder”), shall have the right to purchase from EOS PETRO, INC., a Nevada corporation (the “Corporation”), six hundred and fifty one thousand five hundred (651,500) fully paid and non-assessable shares of the Corporation’s common stock, $.0001 par value per share (the “Common Stock”), subject to further adjustment as set forth in Section 6 hereof, at any time until 5:00 P.M., Pacific time, on November 12, 2016 (the “Expiration Date”) at an exercise price of $3.00 per share (the "Exercise Price").

2.	Exercise of Warrants

(a)          Condition Precedent to Exercise. This Warrant shall vest on July 11, 2013. Thereafter, this Warrant is exercisable pursuant to the provisions set forth below in this Section 2.

(b)          Registration Rights and Lengthening of Term. If a registration statement has not been filed with the Securities and Exchange Commission and become effective with respect to the Warrant Shares, as such term is defined in Section 3 of this Warrant, within 270 days of the date first referenced above, then the Expiration Date shall be extended by one day for every day that the Warrant Shares remain unregistered after the 270th day.

(c)          Time of Exercise. The Holder shall provide the Corporation with notice that it may exercise this Warrant at least 61 days prior to the date of such exercise. Upon the expiration of this 61 day period, the Holder may exercise this Warrant pursuant to this Section 2.

Eos Petro, Inc.
Common Stock Purchase Warrant
Warrant Certificate No. 4

(d)          Method of Exercise. So long as the condition in Section 2(a) has been satisfied, the Holder hereof may exercise this Warrant, in whole or in partial allotments, at the Exercise Price per share payable hereunder, payable at such Holder's election by cash, certified or official bank check, or wire transfer to an account designated by the Corporation. Upon surrender of this Warrant with the annexed Notice of Exercise Form attached hereto as Exhibit A duly completed and executed, together with payment of the Exercise Price for the Warrant Shares then being purchased (collectively referred to as the “Exercise Materials”), the Holder shall be entitled to receive a certificate or certificates for the Warrant Shares so purchased, provided the 61 day period referenced in Section 2(c) of this Warrant has expired. In lieu of the issuance of any fractional share, the Corporation shall round up or down the fractional amount to the nearest whole number.

(e)          Issuance of Stock Certificates. In the event of any exercise of this Warrant in accordance with and subject to the terms and conditions hereof, certificates for the shares of Warrant Shares so purchased shall be dated the date of such exercise and delivered to the Holder hereof within a reasonable time, not exceeding five (5) Business Days after such exercise (the “Delivery Date”) or, at the request of the Holder (provided that a registration statement under the Securities Act (as defined below) providing for the resale of the Warrant Shares being purchased is then in effect or that such Warrant Shares are otherwise exempt from registration), issued and delivered to the Depository Trust Company (“DTC”) account on the Holder’s behalf via the Deposit Withdrawal Agent Commission System (“DWAC”) on or before the Delivery Date (if the Corporation is eligible for DWAC services at such time), and the Holder hereof shall be deemed for all purposes to be the holder of the shares of Warrant Shares so purchased as of the date of such exercise, and, unless this Warrant has been fully exercised or expired, a new warrant having the same terms as this Warrant and representing the remaining portion of such shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder hereof as soon as possible and in any event within twenty (20) Business Days after such effective exercise.

(g)          Business Days. For the purposes of this Warrant, the term “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in Los Angeles, California are authorized or required by law to remain closed.

3.	Reservation of Shares

The Corporation hereby agrees that at all times during the term of this Warrant there shall be reserved for issuance upon exercise of this Warrant such number of shares of Common Stock as shall be required for issuance upon exercise of this Warrant (the “Warrant Shares”).

4.	Mutilation or Loss of Warrant

Upon receipt of evidence reasonably satisfactory to the Corporation of the loss, theft, destruction or mutilation of this Warrant or any stock certificate and, in the case of any such loss, theft or destruction, upon receipt of an indemnity agreement reasonably satisfactory to the Corporation, or in the case of any such mutilation upon surrender and cancellation of such mutilated Warrant or stock certificate, the Corporation will issue and deliver a new warrant (containing the same terms as this Warrant) or stock certificate, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate, and any such lost, stolen, destroyed or mutilated Warrant or stock certificate shall thereupon become void.

5.	Rights of the Holder

Prior to the exercise of this Warrant, the Holder of this Warrant, as such, shall not be entitled to vote the Warrant Shares or receive dividends on or be deemed the holder of such shares, nor shall anything contained herein be construed to confer upon the Holder of this Warrant, as such, any of the rights of a shareholder of the Corporation or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised and the Common Stock purchasable upon the exercise hereof shall have become deliverable, as provided herein.

2

Eos Petro, Inc.
Common Stock Purchase Warrant
Warrant Certificate No. 4

6.	Protection Against Dilution.

The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment to the nearest whole share (one-half and greater being rounded upward) and nearest cent (one-half cent and greater being rounded upward) from time to time upon the occurrence of certain events, as follows. Each of the adjustments provided by the subsections below shall be deemed separate adjustments and any adjustment of this Warrant pursuant to one subsection of this Section 6 shall preclude additional adjustments for the same event or transaction by the remaining subsections.

(a)          Reclassification or Merger. In case of any reclassification, change or conversion of securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any merger of the Corporation with or into another corporation (other than a merger with another corporation in which the Corporation is the acquiring and the surviving corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), or in case of any sale of all or substantially all of the assets of the Corporation, the Corporation, or such successor or purchasing corporation, as the case may be, shall duly execute and deliver to the Holder of this Warrant a new warrant so that the Holder of this Warrant shall have the right to receive, at a total purchase price not to exceed that payable upon the exercise of the unexercised portion of this Warrant, and in lieu of the Common Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change or merger by a holder of the number of shares of Common Stock then purchasable under this Warrant. Such new Warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 6. The provisions of this Section 6(a) shall similarly apply to successive reclassifications, changes, mergers and transfers.

(b)          Subdivision or Combination of Shares.

(i)          On October 12, 2012, pursuant to an Agreement and Plan of Merger dated July 16, 2012 (the “Merger Agreement”), the Corporation completed a merger transaction (the “Merger”). In the Merger Agreement, the Corporation agreed to implement a reverse stock split at an exchange ratio of 1-for-800 of the Corporation’s outstanding shares of Common Stock as soon as reasonably practicable following the completion of the Merger (the “Merger Reverse Split”). When this Merger Reverse Split is implemented, it shall have no effect on this Warrant. Neither the Exercise Price nor the number of Warrant Shares issuable upon exercise of this Warrant shall be increased or decreased on account of the Merger Reverse Split.

(ii)         Other than the Merger Reverse Split, while this Warrant remains outstanding and unexpired, for all other subdivisions (by stock split) or combinations (by reverse stock split) of the Corporation’s outstanding shares of capital stock of the class into which this Warrant is exercisable, the Exercise Price shall be proportionately decreased in the case of a subdivision or increased in the case of a combination, effective at the close of business on the date the subdivision or combination becomes effective and the number of shares of Common Stock issuable upon exercise of this Warrant shall be proportionately increased in the case of a subdivision or decreased in the case of a combination, and in each case the nearest whole share, effective at the close of business on the date the subdivision or combination becomes effective. The provisions of this subparagraph (b)(ii) shall similarly apply to successive subdivisions or combinations of outstanding shares of capital stock into which this Warrant is exercisable.

3

Eos Petro, Inc.
Common Stock Purchase Warrant
Warrant Certificate No. 4

(c)          Common Stock Dividends. If the Corporation at any time while this Warrant is outstanding and unexpired shall pay a dividend with respect to Common Stock payable in Common Stock, then: (i) the Exercise Price shall be adjusted, from and after the date of determination of stockholders entitled to receive such dividend or distribution (the “Record Date”), to that price determined by multiplying the Exercise Price in effect immediately prior to such date of determination by a fraction (a) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, and (b) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution and (ii) the number of shares of Common Stock issuable upon exercise of this Warrant shall be proportionately adjusted, to the nearest whole share, from and after the Record Date by multiplying the number of shares of Common Stock purchasable hereunder immediately prior to such Record Date by a fraction (a) the numerator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution, and (b) the denominator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution. The provisions of this subparagraph (c) shall similarly apply to successive Common Stock dividends by the Corporation.

(d)          Other Adjustments Not Expressly Provided. If, at any time or from time to time while this Warrant is outstanding any event occurs of the type contemplated by the provisions of this Section 6 but not expressly provided for by such provisions (including the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Corporation’s Board of Directors may make an appropriate adjustment to the Exercise Price or the number of shares of Common Stock purchasable upon the exercise of this Warrant as to protect the rights of the Holder; provided that no such adjustment will increase the Exercise Price as otherwise determined pursuant to this Section 6. For the avoidance of doubt, while this Warrant remains outstanding and unexpired, any new issuances of the Corporation’s outstanding shares of capital stock of the class into which this Warrant is exercisable at a price lower than the Exercise Price shall not result in an increase in the number of shares of Common Stock purchasable upon the exercise of this Warrant.

7.	Outstanding Shares of the Corporation.

As of the date first written above prior to the issuance of this Warrant, assuming implementation of the Merger Reverse Split, and further assuming that the Corporation will not enter into any other transactions in which it issues capital stock of the Corporation or other securities convertible into capital stock of the Corporation prior to the Merger Reverse Split, the number of shares of Common Stock of the Corporation outstanding, on a fully-diluted basis, would not exceed forty five million (45,000,000).

8.	Notice of Adjustments

Whenever the Exercise Price or the number of Warrant Shares purchasable hereunder shall be adjusted pursuant to Section 6 hereof, the Corporation shall deliver to the Holder a certificate signed by its chief financial officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Exercise Price and the number of Warrant Shares purchasable hereunder after giving effect to such adjustment.

4

Eos Petro, Inc.
Common Stock Purchase Warrant
Warrant Certificate No. 4

9.	Securities Laws

(a)          Compliance with Securities Act of 1933. The Holder of this Warrant, by acceptance hereof, agrees that this Warrant and the Warrant Shares (collectively, the “Securities”) are being acquired for investment and that such holder will not offer, sell, transfer or otherwise dispose of the Securities except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the “Securities Act”), and any applicable state securities laws. Upon exercise of this Warrant, unless the Warrant Shares being acquired are registered under the Securities Act and any applicable state securities laws or an exemption from such registration is available, the Holder hereof shall confirm in writing that the Warrant Shares so purchased are being acquired for investment and not with a view toward distribution or resale in violation of the Securities Act and shall confirm such other matters related thereto as may be reasonably requested by the Corporation. The Holder understands that this Warrant and the stock purchasable hereunder constitute “restricted securities” under federal securities laws and acknowledges that Rule 144 of the Securities and Exchange Commission is not now, and may not in the future be, available for resale of this Warrant and/or the stock purchasable hereunder. The Warrant Shares (unless registered under the Securities Act and any applicable state securities laws) shall be stamped or imprinted with a legend in substantially the following form:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

Such legend shall be removed by the Corporation, upon the request of the Holder, at such time as the restrictions on the transfer of the applicable security shall have terminated.

(b)          Transferability of the Warrant. Subject to compliance with Section 9(c) below, which provisions are intended to ensure compliance with applicable federal and state securities laws, the Securities may be transferred by the Holder hereof, in whole or in part and from time to time.

(c)          Method of Transfer. With respect to any offer, sale, transfer or other disposition of the Securities, the Holder hereof shall, prior to such offer, sale, transfer or other disposition:

(i) surrender this Warrant or certificate representing Warrant Shares at the principal executive offices of the Corporation or provide evidence reasonably satisfactory to the Corporation of the loss, theft or destruction of this Warrant or certificate representing Warrant Shares and an indemnity agreement reasonably satisfactory to the Corporation;

(ii) pay any applicable transfer taxes or establish to the satisfaction of the Corporation that such taxes have been paid;

(iii) deliver a written assignment to the Corporation in substantially the form attached hereto as Exhibit B or appropriate stock power duly completed and executed prior to transfer, describing briefly the manner thereof; and

(iv) deliver a written opinion of such Holder’s counsel, or other evidence, if reasonably requested by the Corporation, to the effect that such offer, sale, transfer or other disposition may be effected without registration or qualification (under the Securities Act as then in effect and any applicable state securities law then in effect) of the Securities.

5

Eos Petro, Inc.
Common Stock Purchase Warrant
Warrant Certificate No. 4

As soon as reasonably practicable after receiving the items set forth above, the Corporation shall notify the Holder that it may sell, transfer or otherwise dispose of the Securities, all in accordance with the terms of the notice delivered to the Corporation. If a determination has been made pursuant to this Section 9(c) that the opinion of counsel for the Holder or other evidence is not reasonably satisfactory to the Corporation, the Corporation shall so notify the Holder promptly with details of such determination. Notwithstanding the foregoing, the Securities may, as to such federal laws, be offered, sold or otherwise disposed of in accordance with Rule 144 under the Securities Act if the Corporation satisfied the provisions thereof and provided that the Holder shall furnish such information as the Corporation may reasonably request to provide a reasonable assurance that the provisions of Rule 144 have been satisfied. Each certificate representing this Warrant or Warrant Shares thus transferred (except a transfer pursuant to Rule 144 or an effective registration statement) shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with applicable federal and state securities laws, unless in the aforesaid opinion of counsel to the Holder and to the reasonable satisfaction of the Corporation, such legend is not required in order to ensure compliance with such laws. Upon any partial transfer of this Warrant, the Corporation will issue and deliver to such new Holder a new warrant (in form and substance similar to this Warrant) with respect to the portion transferred and will issue and deliver to the Holder a new warrant (in form and substance similar to this Warrant) with respect to the portion not transferred as soon as possible and in any event within twenty (20) Business Days after such transfer. In addition, the Holder will comply with all other applicable securities legislation in addition to the Securities Act to which the Holder is subject in selling or transferring any Warrants or Warrant Shares and the Corporation may refuse to register any sale or transfer not in compliance with such other securities legislation.

10.	Payment of Taxes

The Corporation shall pay any and all issue and other taxes payable in respect of any issue or delivery of Common Stock upon the exercise of this Warrant that may be imposed under the laws of the United States or by any state, political subdivision or taxing authority of the United States; provided, however, that the Corporation shall not be required to pay any tax or taxes that may be payable in respect of any transfer involved in the issue or delivery of any Warrant or certificates for Common Stock in a name other than that of the registered Holder of such Warrant, and no such issue or delivery shall be made unless and until the person or entity requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

11.	Notices and Payments

Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon, (a) personal delivery or telecopy, (b) one (1) Business Day after deposit with a nationally recognized overnight delivery service such as Federal Express, with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by written notice to each of the other parties hereto or (c) four (4) Business Days following the date of deposit in the United States mails, first-class postage prepaid, addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by written notice to each of the other parties hereto.

CORPORATION:	EOS PETRO, INC.
Attention: Nikolas Konstant
1999 Avenue of the Stars, Suite 2520
Los Angeles, CA 90067
Tel: (310) 552-1555
Fax: (424) 288-5650

with a copy to:	Baker & Hostetler LLP
Attention: Jeffrey P. Berg
12100 Wilshire Blvd. 15th Floor
Los Angeles, CA 90049
Tel: (310) 442-8850
Fax: (310) 820-8859

HOLDER:	590 Partners Capital, LLC
c/o GEM
22287 Mulholland Drive
Suite 265
Calabas, California 91302

6

Eos Petro, Inc.
Common Stock Purchase Warrant
Warrant Certificate No. 4

with a copy to:	Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036
Telephone Number: (212) 715-9100
Fax: (212) 715-8000
Attention: Christopher S. Auguste, Esq.

12.	Governing Law

This Warrant shall be deemed to be a contract made under the laws of the State of Nevada and for all purposes shall be governed by and construed in accordance with the laws of the State of Nevada applicable to contracts to be made and performed entirely within the State of Nevada.

13.	Modification and Waiver; Effect of Amendment or Waiver

This Warrant and any provision hereof may be modified, amended, waived, discharged or terminated only by an instrument in writing, designated as an amendment to this Warrant and executed by a duly authorized officer of the Corporation and the Holder of this Warrant. Any waiver or amendment effected in accordance with this Section 13 shall be binding upon the Holder, each future holder of this Warrant or of any shares purchased under this Warrant (including securities into which such shares have been converted) and the Corporation.

14.	Binding Effect on Successors

This Warrant shall be binding upon any corporation succeeding the Corporation in case of the consolidation, merger or amalgamation of the Corporation with or into any other corporation, and all of the obligations of the Corporation relating to the Common Stock issuable upon the exercise or conversion of this Warrant shall survive the exercise, conversion and termination of this Warrant and all of the covenants and agreements of the Corporation shall inure to the benefit of the successors and assigns of the Holder hereof. The Corporation will, at the time of the exercise or conversion of this Warrant, in whole or in part, upon request of the Holder in respect of any rights to which the Holder shall continue to be entitled after such exercise or conversion in accordance with this Warrant; provided, however, that the failure of the Holder to make any such request shall not affect the continuing obligations of the Corporation to the Holder in respect of such rights.

15.	No Impairment

The Corporation will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Corporation, but will at all times in good faith assist in carrying out all the provisions of this Warrant and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment.

16.	Descriptive Headings

The descriptive headings of the several paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. The language in this Warrant shall be construed as to its fair meaning without regard to which party drafted this Warrant.

7

Eos Petro, Inc.
Common Stock Purchase Warrant
Warrant Certificate No. 4

17.	Entire Agreement

This Warrant constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof and supersedes all prior and contemporaneous agreements, representations, and undertakings of the parties, whether oral or written, with respect to such subject matter.

18.	Severability

In the event that any one or more of the provisions contained in this Warrant shall for any reason be held to be invalid, illegal or unenforceable in any respect, such provision(s) shall be ineffective only to the extent of such invalidity, illegality or unenforceability, without invalidating the remainder of such provision or the remaining provisions of this Warrant and such invalidity, illegality or unenforceability shall not affect any other provision of this Warrant, which shall remain in full force and effect.

19.	Counterparts

This Warrant may be executed in two or more counterparts, each of which shall be an original, and all of which together shall constitute one instrument.

8

Eos Petro, Inc.
Common Stock Purchase Warrant
Warrant Certificate No. 4

IN WITNESS WHEREOF, the Corporation has caused this Warrant to be duly executed and delivered by its duly authorized officer.

EOS PETRO, INC.
by its authorized signatory:

Nikolas Konstant
Chairman of the Board and CFO

9

EXHIBIT A

NOTICE OF EXERCISE

TO:       EOS PETRO, INC. (the “Corporation”)

1.    The undersigned hereby:

☐	elects to purchase __________ shares of Common Stock of the Corporation pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full. The undersigned intends the payment of the purchase price shall be made as (check one):

Cash Exercise_______

If the undersigned has elected a Cash Exercise, the undersigned shall pay the sum of $________ by certified or official bank check (or via wire transfer) to the Corporation in accordance with the terms of the Warrant.

2.    Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name or names as are specified below:

(Name)

(Address)

(City, State)

3.   The undersigned represents that the aforesaid shares being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares, all except as in compliance with applicable securities laws, and that the undersigned is an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended.

(Date)

(Signature)

NOTICE: Signature must be guaranteed by a commercial bank or trust company or a member firm of a major stock exchange if shares of capital stock are to be issued, or securities are to be delivered, other than to or in the name of the registered holder of this Warrant. In addition, signature must correspond in all respects with the name as written upon the face of the Warrant in every particular without alteration or any change whatever.

EXHIBIT B

FORM OF ASSIGNMENT

FOR VALUE RECEIVED, the undersigned holder of the attached Warrant hereby sells, assigns and transfers unto _______________________ whose address is _______________________________________ and whose taxpayer identification number is _________________ the undersigned’s right, title and interest in and to the Warrant issued by Eos Petro, Inc., a Nevada corporation (the “Corporation”) to purchase _______ shares of the Corporation’s Common Stock, and does hereby irrevocably constitute and appoint __________________________ attorney to transfer said Warrant on the books of the Corporation with full power of substitution in the premises.

In connection with such sale, assignment, transfer or other disposition of this Warrant, the undersigned hereby confirms that:

☐	such sale, transfer or other disposition may be effected without registration or qualification (under the Securities Act as then in effect and any applicable state securities law then in effect) of this Warrant or the shares of capital stock of the Corporation issuable thereunder and has attached hereto a written opinion of the undersigned’s counsel to that effect; or

☐	such sale, transfer or other disposition has been registered under the Securities Act of 1933, as amended, and registered and/or qualified under all applicable state securities laws.

(Date)

(Signature)

NOTICE: Signature must correspond in all respects with the name as written upon the face of the Warrant in every particular without alteration or any change whatever.

EXHIBIT D TO STOCK PURCHASE AGREEMENT

FORM OF AMENDED AND RESTATED

WARRANT CERTIFICATE NO. 5

THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES TO BE ISSUED UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION D PROMULGATED UNDER THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT. THIS WARRANT MAY ONLY BE EXERCISED BY A PERSON WHO QUALIFIES AS AN “ACCREDITED INVESTOR” PURSUANT TO RULE 501 OF REGULATION D OF THE ACT.

EOS PETRO, INC.,

A NEVADA CORPORATION

1999 Avenue of the Stars, Suite 2520

Los Angeles, California 90067

COMMON STOCK PURCHASE WARRANT

November 12, 2012

1.           Issuance

THIS IS TO CERTIFY THAT, for value received, GEM Capital SAS (the “Holder”), shall have the right to purchase from EOS PETRO, INC., a Nevada corporation (the “Corporation”), two million, three hundred and thirty-five thousand (2,335,000) fully paid and non-assessable shares of the Corporation’s common stock, $.0001 par value per share (the “Common Stock”), subject to further adjustment as set forth in Section 6 hereof, at any time until 5:00 P.M., Pacific time, on November 12, 2015 (the “Expiration Date”) at an exercise price of $5.35 per share (the "Exercise Price").

2.           Exercise of Warrants

(a)          Condition Precedent to Exercise. This Warrant does not vest and shall not be exercisable by Holder, under any circumstances whatsoever, until the date that either: (i) a petroleum agreement, between either the Corporation, a subsidiary of the Corporation or an affiliate of the Corporation and the Ghanaian Ministry of Energy, receives Parliamentary ratification and becomes effective, pursuant to the Process for Acquiring a Block for Exploration as set forth in Exhibit A attached hereto; or (ii) the Corporation or a subsidiary of the Corporation closes a deal to acquire assets having a cost greater than $40,000,000.00.

(b)          Registration Rights and Automatic Lengthening of Term. If a registration statement has not been filed with the Securities and Exchange Commission and become effective with respect to the shares of Common Stock underlying this Warrant (such shares, the “Warrant Shares”) within 270 days of the date first referenced above, then the Expiration Date shall be extended by one day for every day that the Warrant Shares remain unregistered after the 270th day.

Eos Petro, Inc.
Common Stock Purchase Warrant
Warrant Certificate No. 5

(c)          Time of Exercise. The Holder shall provide the Corporation with notice that it may exercise this Warrant at least 61 days prior to the date of such exercise. Upon the expiration of this 61 day period, the Holder may exercise this Warrant pursuant to this Section 2.

(d)          Corporation’s Option to Shorten Term. Notwithstanding Section 2(b), the Corporation may elect to shorten the term of this Warrant by moving the Expiration Date to the date six months from the day that all of the following conditions have been satisfied:

(i)          either of the two conditions precedent to exercise set forth in Section 2(a) is satisfied;

(ii)         the Corporation has publicly announced the Section 2(d)(i) ratification or closing of the acquisition, as the case may be;

(iii)        the Warrant Shares are subject to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”); and

(iv)        the Corporation provides notice to Holder of its election to shorten the Warrant’s term within twenty (20) Business Days of the last of the conditions in (i), (ii) and (iii) to occur.

(e)          Holder’s Option to Lengthen Term. If the Expiration Date has been moved pursuant to the provisions of Section 2(d), then Holder may elect to extend the term of the Warrant by moving the Expiration Date forward one calendar day for every Trading Day that the thirty day average trailing trading volume of the Corporation’s common stock is greater than $750 million ($750,000,000) (each qualifying Trading Day a “Lengthening Day”), provided, however, that the Expiration Date shall not be moved past the date that the Warrant was originally set to expire pursuant to Section 1, as such date may have been extended pursuant to Section 2(b). Holder must provide notice to the Corporation of each election to lengthen the Warrant’s term within 20 Business Days of the expiration of the month in which the Lengthening Day(s) occurred.

(f)           Method of Exercise. So long as the condition in Section 2(a) has been satisfied, the Holder hereof may exercise this Warrant, in whole or in partial allotments, at the Exercise Price per share payable hereunder, payable at such Holder's election by cash, certified or official bank check, or wire transfer to an account designated by the Corporation. Upon surrender of this Warrant with the annexed Notice of Exercise Form attached hereto as Exhibit B duly completed and executed, together with payment of the Exercise Price for the Warrant Shares then being purchased (collectively referred to as the “Exercise Materials”), the Holder shall be entitled to receive a certificate or certificates for the Warrant Shares so purchased, provided the 61 day period referenced in Section 2(c) of this Warrant has expired. In lieu of the issuance of any fractional share, the Corporation shall round up or down the fractional amount to the nearest whole number.

(g)          Issuance of Stock Certificates. In the event of any exercise of this Warrant in accordance with and subject to the terms and conditions hereof, certificates for the shares of Warrant Shares so purchased shall be dated the date of such exercise and delivered to the Holder hereof within a reasonable time, not exceeding five (5) Business Days after such exercise (the “Delivery Date”) or, at the request of the Holder (provided that a registration statement under the Securities Act (as defined below) providing for the resale of the Warrant Shares being purchased is then in effect or that such Warrant Shares are otherwise exempt from registration), issued and delivered to the Depository Trust Company (“DTC”) account on the Holder’s behalf via the Deposit Withdrawal Agent Commission System (“DWAC”) on or before the Delivery Date (if the Corporation is eligible for DWAC services at such time), and the Holder hereof shall be deemed for all purposes to be the holder of the shares of Warrant Shares so purchased as of the date of such exercise, and, unless this Warrant has been fully exercised or expired, a new warrant having the same terms as this Warrant and representing the remaining portion of such shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder hereof as soon as possible and in any event within twenty (20) Business Days after such effective exercise

2

Eos Petro, Inc.
Common Stock Purchase Warrant
Warrant Certificate No. 5

(h)          Business Days. For the purposes of this Warrant, the term “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in Los Angeles, California are authorized or required by law to remain closed.

3.           Reservation of Shares

The Corporation hereby agrees that at all times during the term of this Warrant there shall be reserved for issuance upon exercise of this Warrant such number of shares of Common Stock as shall be required for issuance upon exercise of this Warrant.

4.           Mutilation or Loss of Warrant

Upon receipt of evidence reasonably satisfactory to the Corporation of the loss, theft, destruction or mutilation of this Warrant or any stock certificate and, in the case of any such loss, theft or destruction, upon receipt of an indemnity agreement reasonably satisfactory to the Corporation, or in the case of any such mutilation upon surrender and cancellation of such mutilated Warrant or stock certificate, the Corporation will issue and deliver a new warrant (containing the same terms as this Warrant) or stock certificate, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate, and any such lost, stolen, destroyed or mutilated Warrant or stock certificate shall thereupon become void.

5.           Rights of the Holder

Prior to the exercise of this Warrant, the Holder of this Warrant, as such, shall not be entitled to vote the Warrant Shares or receive dividends on or be deemed the holder of such shares, nor shall anything contained herein be construed to confer upon the Holder of this Warrant, as such, any of the rights of a shareholder of the Corporation or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised and the Common Stock purchasable upon the exercise hereof shall have become deliverable, as provided herein.

6.           Protection Against Dilution.

The number and kind of securities purchasable upon the exercise of this Warrant and the Warrant Exercise Price shall be subject to adjustment to the nearest whole share (one-half and greater being rounded upward) and nearest cent (one-half cent and greater being rounded upward) from time to time upon the occurrence of certain events, as follows.

(a)          Reclassification or Merger. In case of any reclassification, change or conversion of securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any merger of the Corporation with or into another corporation (other than a merger with another corporation in which the Corporation is the acquiring and the surviving corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), or in case of any sale of all or substantially all of the assets of the Corporation, the Corporation, or such successor or purchasing corporation, as the case may be, shall duly execute and deliver to the holder of this Warrant a new warrant so that the holder of this Warrant shall have the right to receive, at a total purchase price not to exceed that payable upon the exercise of the unexercised portion of this Warrant, and in lieu of the Common Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change or merger by a holder of the number of shares of Common Stock then purchasable under this Warrant. Such new Warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 6. The provisions of this Section 6(b) shall similarly apply to successive reclassifications, changes, mergers and transfers.

3

Eos Petro, Inc.
Common Stock Purchase Warrant
Warrant Certificate No. 5

(b)          Subdivision or Combination of Shares.

(i)          On October 12, 2012, pursuant to an Agreement and Plan of Merger dated July 16, 2012 (the “Merger Agreement”), the Corporation completed a merger transaction (the “Merger”). In the Merger Agreement, the Corporation agreed to implement a reverse stock split at an exchange ratio of 1-for-800 of the Corporation’s outstanding shares of Common Stock as soon as reasonably practicable following the completion of the Merger (the “Merger Reverse Split”). When this Merger Reverse Split is implemented, it shall have no effect on this Warrant. Neither the Exercise Price nor the number of Warrant Shares issuable upon exercise of this Warrant shall be increased or decreased on account of the Merger Reverse Split.

(ii)         Other than the Merger Reverse Split, while this Warrant remains outstanding and unexpired, for all other subdivisions (by stock split) or combinations (by reverse stock split) of the Corporation’s outstanding shares of capital stock of the class into which this Warrant is exercisable, the Exercise Price shall be proportionately decreased in the case of a subdivision or increased in the case of a combination, effective at the close of business on the date the subdivision or combination becomes effective and the number of shares of Common Stock issuable upon exercise of this Warrant shall be proportionately increased in the case of a subdivision or decreased in the case of a combination, and in each case the nearest whole share, effective at the close of business on the date the subdivision or combination becomes effective. The provisions of this subparagraph (b)(ii) shall similarly apply to successive subdivisions or combinations of outstanding shares of capital stock into which this Warrant is exercisable.

(c)          Common Stock Dividends. If the Corporation at any time while this Warrant is outstanding and unexpired shall pay a dividend with respect to Common Stock payable in Common Stock, then: (i) the Exercise Price shall be adjusted, from and after the date of determination of stockholders entitled to receive such dividend or distribution (the “Record Date”), to that price determined by multiplying the Exercise Price in effect immediately prior to such date of determination by a fraction (a) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, and (b) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution and (ii) the number of shares of Common Stock issuable upon exercise of this Warrant shall be proportionately adjusted, to the nearest whole share, from and after the Record Date by multiplying the number of shares of Common Stock purchasable hereunder immediately prior to such Record Date by a fraction (a) the numerator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution, and (b) the denominator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution. The provisions of this subparagraph (c) shall similarly apply to successive Common Stock dividends by the Corporation.

(d)          Other Adjustments Not Expressly Provided. If, at any time or from time to time while this Warrant is outstanding any event occurs of the type contemplated by the provisions of this Section 6 but not expressly provided for by such provisions (including the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Corporation’s Board of Directors may make an appropriate adjustment to the Exercise Price or the number of shares of Common Stock purchasable upon the exercise of this Warrant as to protect the rights of the Holder; provided that no such adjustment will increase the Exercise Price as otherwise determined pursuant to this Section 6. For the avoidance of doubt, while this Warrant remains outstanding and unexpired, any new issuances of the Corporation’s outstanding shares of capital stock of the class into which this Warrant is exercisable at a price lower than the Exercise Price shall not result in an increase in the number of shares of Common Stock purchasable upon the exercise of this Warrant.

4

Eos Petro, Inc.
Common Stock Purchase Warrant
Warrant Certificate No. 5

7.           Outstanding Shares of the Corporation.

As of the date first written above prior to the issuance of this Warrant, assuming implementation of the Merger Reverse Split, and further assuming that the Corporation will not enter into any other transactions in which it issues capital stock of the Corporation or other securities convertible into capital stock of the Corporation prior to the Merger Reverse Split, the number of shares of Common Stock of the Corporation outstanding, on a fully-diluted basis, would not exceed forty five million (45,000,000).

8.           Notice of Adjustments

Whenever the Exercise Price or the number of Warrant Shares purchasable hereunder shall be adjusted pursuant to Section 6 hereof, the Corporation shall deliver to the Holder a certificate signed by its chief financial officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Exercise Price and the number of Warrant Shares purchasable hereunder after giving effect to such adjustment.

9.           Securities Laws

(a)          Compliance with Securities Act of 1933. The Holder of this Warrant, by acceptance hereof, agrees that this Warrant and the Warrant Shares (collectively, the “Securities”) are being acquired for investment and that such holder will not offer, sell, transfer or otherwise dispose of the Securities except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the “Securities Act”), and any applicable state securities laws. Upon exercise of this Warrant, unless the Warrant Shares being acquired are registered under the Securities Act and any applicable state securities laws or an exemption from such registration is available, the Holder hereof shall confirm in writing that the Warrant Shares so purchased are being acquired for investment and not with a view toward distribution or resale in violation of the Securities Act and shall confirm such other matters related thereto as may be reasonably requested by the Corporation. The Holder understands that this Warrant and the stock purchasable hereunder constitute “restricted securities” under federal securities laws and acknowledges that Rule 144 of the Securities and Exchange Commission is not now, and may not in the future be, available for resale of this Warrant and/or the stock purchasable hereunder. The Warrant Shares (unless registered under the Securities Act and any applicable state securities laws) shall be stamped or imprinted with a legend in substantially the following form:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

Such legend shall be removed by the Corporation, upon the request of the Holder, at such time as the restrictions on the transfer of the applicable security shall have terminated.

5

Eos Petro, Inc.
Common Stock Purchase Warrant
Warrant Certificate No. 5

(b)          Transferability of the Warrant. Subject to compliance with Section 9(c) below and the foregoing sentence, which provisions are intended to ensure compliance with applicable federal and state securities laws, the Securities may be transferred by the Holder hereof, in whole or in part and from time to time.

(c)          Method of Transfer. With respect to any offer, sale, transfer or other disposition of the Securities, the Holder hereof shall, prior to such offer, sale, transfer or other disposition:

(i) surrender this Warrant or certificate representing Warrant Shares at the principal executive offices of the Corporation or provide evidence reasonably satisfactory to the Corporation of the loss, theft or destruction of this Warrant or certificate representing Warrant Shares and an indemnity agreement reasonably satisfactory to the Corporation;

(ii) pay any applicable transfer taxes or establish to the satisfaction of the Corporation that such taxes have been paid;

(iii) deliver a written assignment to the Corporation in substantially the form attached hereto as Exhibit C or appropriate stock power duly completed and executed prior to transfer, describing briefly the manner thereof; and

(iv) deliver a written opinion of such Holder’s counsel, or other evidence, if reasonably requested by the Corporation, to the effect that such offer, sale, transfer or other disposition may be effected without registration or qualification (under the Securities Act as then in effect and any applicable state securities law then in effect) of the Securities.

As soon as reasonably practicable after receiving the items set forth above, the Corporation shall notify the Holder that it may sell, transfer or otherwise dispose of the Securities, all in accordance with the terms of the notice delivered to the Corporation. If a determination has been made pursuant to this Section 9(c) that the opinion of counsel for the Holder or other evidence is not reasonably satisfactory to the Corporation, the Corporation shall so notify the Holder promptly with details of such determination. Notwithstanding the foregoing, the Securities may, as to such federal laws, be offered, sold or otherwise disposed of in accordance with Rule 144 under the Securities Act if the Corporation satisfied the provisions thereof and provided that the Holder shall furnish such information as the Corporation may reasonably request to provide a reasonable assurance that the provisions of Rule 144 have been satisfied. Each certificate representing this Warrant or Warrant Shares thus transferred (except a transfer pursuant to Rule 144 or an effective registration statement) shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with applicable federal and state securities laws, unless in the aforesaid opinion of counsel to the Holder and to the reasonable satisfaction of the Corporation, such legend is not required in order to ensure compliance with such laws. Upon any partial transfer of this Warrant, the Corporation will issue and deliver to such new Holder a new warrant (in form and substance similar to this Warrant) with respect to the portion transferred and will issue and deliver to the Holder a new warrant (in form and substance similar to this Warrant) with respect to the portion not transferred as soon as possible and in any event within twenty (20) Business Days after such transfer (such new warrants issued upon any partial transfer are collectively referred to as “Partial Transfer Warrants”). In addition, the Holder will comply with all other applicable securities legislation in addition to the Securities Act to which the Holder is subject in selling or transferring any Warrants or Warrant Shares and the Corporation may refuse to register any sale or transfer not in compliance with such other securities legislation.

10.         Payment of Taxes

The Corporation shall pay any and all issue and other taxes payable in respect of any issue or delivery of Common Stock upon the exercise of this Warrant that may be imposed under the laws of the United States or by any state, political subdivision or taxing authority of the United States; provided, however, that the Corporation shall not be required to pay any tax or taxes that may be payable in respect of any transfer involved in the issue or delivery of any Warrant or certificates for Common Stock in a name other than that of the registered Holder of such Warrant, and no such issue or delivery shall be made unless and until the person or entity requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

6

Eos Petro, Inc.
Common Stock Purchase Warrant
Warrant Certificate No. 5

11.         Notices and Payments

Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon, (a) personal delivery or telecopy, (b) one (1) Business Day after deposit with a nationally recognized overnight delivery service such as Federal Express, with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by written notice to each of the other parties hereto or (c) four (4) Business Days following the date of deposit in the United States mails, first-class postage prepaid, addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by written notice to each of the other parties hereto.

CORPORATION:	Eos Petro, Inc.
Attention: Nikolas Konstant
1999 Avenue of the Stars, Suite 2520
Los Angeles, CA 90067
Tel: (310) 552-1555
Fax: (424) 288-5650

with a copy to:	Baker & Hostetler LLP
Attention: Jeffrey P. Berg
12100 Wilshire Blvd. 15th Floor
Los Angeles, CA 90049
Tel: (310) 442-8850
Fax: (310) 820-8859

HOLDER:	GEM Capital SAS
c/o CM Group
Commerce House
1 Bowring Road
Ramsey
Isle of man
IM8 2LQ

with a copy to:	Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036
Telephone Number: (212) 715-9100
Fax: (212) 715-8000
Attention: Christopher S. Auguste, Esq.

12.         Governing Law

This Warrant shall be deemed to be a contract made under the laws of the State of Nevada and for all purposes shall be governed by and construed in accordance with the laws of the State of Nevada applicable to contracts to be made and performed entirely within the State of Nevada.

7

Eos Petro, Inc.
Common Stock Purchase Warrant
Warrant Certificate No. 5

13.         Modification and Waiver; Effect of Amendment or Waiver

This Warrant and any provision hereof may be modified, amended, waived, discharged or terminated only by an instrument in writing, designated as an amendment to this Warrant and executed by a duly authorized officer of the Corporation and the Holder of this Warrant. Any waiver or amendment effected in accordance with this Section 13 shall be binding upon the Holder, each future holder of this Warrant or of any shares purchased under this Warrant (including securities into which such shares have been converted) and the Corporation.

14.         Binding Effect on Successors

This Warrant shall be binding upon any corporation succeeding the Corporation in case of the consolidation, merger or amalgamation of the Corporation with or into any other corporation, and all of the obligations of the Corporation relating to the Common Stock issuable upon the exercise or conversion of this Warrant shall survive the exercise, conversion and termination of this Warrant and all of the covenants and agreements of the Corporation shall inure to the benefit of the successors and assigns of the Holder hereof. The Corporation will, at the time of the exercise or conversion of this Warrant, in whole or in part, upon request of the Holder in respect of any rights to which the Holder shall continue to be entitled after such exercise or conversion in accordance with this Warrant; provided, however, that the failure of the Holder to make any such request shall not affect the continuing obligations of the Corporation to the Holder in respect of such rights.

15.         No Impairment

The Corporation will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Corporation, but will at all times in good faith assist in carrying out all the provisions of this Warrant and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment.

16.         Descriptive Headings

The descriptive headings of the several paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. The language in this Warrant shall be construed as to its fair meaning without regard to which party drafted this Warrant.

17.         Entire Agreement

This Warrant constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof and supersedes all prior and contemporaneous agreements, representations, and undertakings of the parties, whether oral or written, with respect to such subject matter.

18.         Severability

In the event that any one or more of the provisions contained in this Warrant shall for any reason be held to be invalid, illegal or unenforceable in any respect, such provision(s) shall be ineffective only to the extent of such invalidity, illegality or unenforceability, without invalidating the remainder of such provision or the remaining provisions of this Warrant and such invalidity, illegality or unenforceability shall not affect any other provision of this Warrant, which shall remain in full force and effect.

19.         Counterparts

This Warrant may be executed in two or more counterparts, each of which shall be an original, and all of which together shall constitute one instrument.

8

Eos Petro, Inc.
Common Stock Purchase Warrant
Warrant Certificate No. 5

IN WITNESS WHEREOF, the Corporation has caused this Warrant to be duly executed and delivered by its duly authorized officer.

EOS PETRO, INC.

by its authorized signatory:

Nikolas Konstant
Chairman of the Board and CFO

9

EXHIBIT A

Process for Acquiring Block for Exploration

MINISTRY OF ENERGY

PROCESS FOR ACQUIRING A BLOCK FOR EXPLORATION

Ministry of Energy (MoEn)
Receipt of letter of interest (addressed to Hon. Minister) to acquire exploration block. MoEn notifies GNPC of the receipt of interest
Applicant is then invited to make presentation of the company
Applicant is advised (with a letter) to formerly request for an appointment to visit GNPC. (Applicant must present this letter to GNPC before appointment is granted)
1
GNPC
Applicant schedules appointment and inspects data on available blocks/contract area at GNPC's data room (minimum of 2 weeks notice). Applicant licenses data for evaluation
2
Applicant
Identifies available block of interest and picks up application forms at the MoEn
3
APPLICATION SUBMISSION REQUIREMENT
4 hardcopies and 2 softcopies (in pdf format) including maps, spreadsheet or any other data
4
MINISTRY OF ENERGY
Receives application with a non-refundable application fee of US$10,000 by Bankers Draft
5
MINISTRY OF ENERGY
1. Acknowledges receipt of application
2. Two copies of application is sent to GNPC for review and evaluation
6
GNPC
1. Reviews and evaluates application.
2. Send evaluation report with outcome of evaluation and recommendation to the Hon. Minister's consideration
7
Hon. Minister
Decision is taken on the application and advises the Applicant accordingly
8
Minister sets up Govt. Negotiation Team (MoEN, GNPC, AG's Dept, MoFEP, EPA, IRS)
Negotiate a Petroleum Agreement with the applicant if application is considered successful and sign MOU on terms agreed
9
MoEn, GNPC & Applicant
SIGNING OF DRAFT PETROLEUM AGREEMENT following a successful negotiation
10
Cabinet
Draft Petroleum Agreement sent for CABINET Approval by Minister
11
Parliament
Cabinet approved draft Petroleum Agreement sent for PARLIAMENTARY Ratification
12
Ratification
The Petroleum Agreement becomes Effective on date of Ratification

Eos Petro, Inc.
Common Stock Purchase Warrant
Warrant Certificate No. 5

EXHIBIT B

NOTICE OF EXERCISE

TO:	EOS PETRO, INC. (the “Corporation”)

1.    The undersigned hereby:

☐	elects to purchase __________ shares of Common Stock of the Corporation pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full. The undersigned intends the payment of the purchase price shall be made as (check one):

Cash Exercise_______

If the undersigned has elected a Cash Exercise, the undersigned shall pay the sum of $________ by certified or official bank check (or via wire transfer) to the Corporation in accordance with the terms of the Warrant.

2.    Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name or names as are specified below:

_________________________________________

(Name)

_________________________________________

(Address)

_________________________________________

(City, State)

3.    The undersigned represents that the aforesaid shares being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares, all except as in compliance with applicable securities laws, and that the undersigned is an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended.

_______________
(Date)

(Signature)

NOTICE: Signature must be guaranteed by a commercial bank or trust company or a member firm of a major stock exchange if shares of capital stock are to be issued, or securities are to be delivered, other than to or in the name of the registered holder of this Warrant. In addition, signature must correspond in all respects with the name as written upon the face of the Warrant in every particular without alteration or any change whatever.

2

EXHIBIT C

FORM OF ASSIGNMENT

FOR VALUE RECEIVED, the undersigned holder of the attached Warrant hereby sells, assigns and transfers unto _______________________ whose address is _______________________________________ and whose taxpayer identification number is _________________ the undersigned’s right, title and interest in and to the Warrant issued by Eos Petro, Inc., a Nevada corporation (the “Corporation”) to purchase _______ shares of the Corporation’s Common Stock, and does hereby irrevocably constitute and appoint __________________________ attorney to transfer said Warrant on the books of the Corporation with full power of substitution in the premises.

In connection with such sale, assignment, transfer or other disposition of this Warrant, the undersigned hereby confirms that:

☐	such sale, transfer or other disposition may be effected without registration or qualification (under the Securities Act as then in effect and any applicable state securities law then in effect) of this Warrant or the shares of capital stock of the Corporation issuable thereunder and has attached hereto a written opinion of the undersigned’s counsel to that effect; or

☐	such sale, transfer or other disposition has been registered under the Securities Act of 1933, as amended, and registered and/or qualified under all applicable state securities laws.

_______________
(Date)

(Signature)

NOTICE: Signature must correspond in all respects with the name as written upon the face of the Warrant in every particular without alteration or any change whatever.

EXHIBIT E TO STOCK PURCHASE AGREEMENT

FORM OF AMENDED AND RESTATED

WARRANT CERTIFICATE NO. 6

THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES TO BE ISSUED UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION D PROMULGATED UNDER THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT. THIS WARRANT MAY ONLY BE EXERCISED BY A PERSON WHO QUALIFIES AS AN “ACCREDITED INVESTOR” PURSUANT TO RULE 501 OF REGULATION D OF THE ACT.

EOS PETRO, INC.,

A NEVADA CORPORATION

1999 Avenue of the Stars, Suite 2520

Los Angeles, California 90067

COMMON STOCK PURCHASE WARRANT

November 12, 2012

1.            Issuance

THIS IS TO CERTIFY THAT, for value received, 590 Partners Capital, LLC (the “Holder”), shall have the right to purchase from EOS PETRO, INC., a Nevada corporation (the “Corporation”), two million, three hundred and thirty-five thousand (2,335,000) fully paid and non-assessable shares of the Corporation’s common stock, $.0001 par value per share (the “Common Stock”), subject to further adjustment as set forth in Section 6 hereof, at any time until 5:00 P.M., Pacific time, on November 12, 2015 (the “Expiration Date”) at an exercise price of $5.35 per share (the "Exercise Price").

2.           Exercise of Warrants

(a)          Condition Precedent to Exercise. This Warrant does not vest and shall not be exercisable by Holder, under any circumstances whatsoever, until the date that either: (i) a petroleum agreement, between either the Corporation, a subsidiary of the Corporation or an affiliate of the Corporation and the Ghanaian Ministry of Energy, receives Parliamentary ratification and becomes effective, pursuant to the Process for Acquiring a Block for Exploration as set forth in Exhibit A attached hereto; or (ii) the Corporation or a subsidiary of the Corporation closes a deal to acquire assets having a cost greater than $40,000,000.00.

(b)          Registration Rights and Automatic Lengthening of Term. If a registration statement has not been filed with the Securities and Exchange Commission and become effective with respect to the shares of Common Stock underlying this Warrant (such shares, the “Warrant Shares”) within 270 days of the date first referenced above, then the Expiration Date shall be extended by one day for every day that the Warrant Shares remain unregistered after the 270th day.

Eos Petro, Inc.

Common Stock Purchase Warrant

Warrant Certificate No. 6

 (c)          Time of Exercise. The Holder shall provide the Corporation with notice that it may exercise this Warrant at least 61 days prior to the date of such exercise. Upon the expiration of this 61 day period, the Holder may exercise this Warrant pursuant to this Section 2.

(d)          Corporation’s Option to Shorten Term. Notwithstanding Section 2(b), the Corporation may elect to shorten the term of this Warrant by moving the Expiration Date to the date six months from the day that all of the following conditions have been satisfied:

(i) either of the two conditions precedent to exercise set forth in Section 2(a) is satisfied;

(ii) the Corporation has publicly announced the Section 2(d)(i) ratification or closing of the acquisition, as the case may be;

(iii) the Warrant Shares are subject to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”); and

(iv) the Corporation provides notice to Holder of its election to shorten the Warrant’s term within twenty (20) Business Days of the last of the conditions in (i), (ii) and (iii) to occur.

(e)          Holder’s Option to Lengthen Term. If the Expiration Date has been moved pursuant to the provisions of Section 2(d), then Holder may elect to extend the term of the Warrant by moving the Expiration Date forward one calendar day for every Trading Day that the thirty day average trailing trading volume of the Corporation’s common stock is greater than $750 million ($750,000,000) (each qualifying Trading Day a “Lengthening Day”), provided, however, that the Expiration Date shall not be moved past the date that the Warrant was originally set to expire pursuant to Section 1, as such date may have been extended pursuant to Section 2(b). Holder must provide notice to the Corporation of each election to lengthen the Warrant’s term within 20 Business Days of the expiration of the month in which the Lengthening Day(s) occurred.

(f)          Method of Exercise. So long as the condition in Section 2(a) has been satisfied, the Holder hereof may exercise this Warrant, in whole or in partial allotments, at the Exercise Price per share payable hereunder, payable at such Holder's election by cash, certified or official bank check, or wire transfer to an account designated by the Corporation. Upon surrender of this Warrant with the annexed Notice of Exercise Form attached hereto as Exhibit B duly completed and executed, together with payment of the Exercise Price for the Warrant Shares then being purchased (collectively referred to as the “Exercise Materials”), the Holder shall be entitled to receive a certificate or certificates for the Warrant Shares so purchased, provided the 61 day period referenced in Section 2(c) of this Warrant has expired. In lieu of the issuance of any fractional share, the Corporation shall round up or down the fractional amount to the nearest whole number.

(g)          Issuance of Stock Certificates. In the event of any exercise of this Warrant in accordance with and subject to the terms and conditions hereof, certificates for the shares of Warrant Shares so purchased shall be dated the date of such exercise and delivered to the Holder hereof within a reasonable time, not exceeding five (5) Business Days after such exercise (the “Delivery Date”) or, at the request of the Holder (provided that a registration statement under the Securities Act (as defined below) providing for the resale of the Warrant Shares being purchased is then in effect or that such Warrant Shares are otherwise exempt from registration), issued and delivered to the Depository Trust Company (“DTC”) account on the Holder’s behalf via the Deposit Withdrawal Agent Commission System (“DWAC”) on or before the Delivery Date (if the Corporation is eligible for DWAC services at such time), and the Holder hereof shall be deemed for all purposes to be the holder of the shares of Warrant Shares so purchased as of the date of such exercise, and, unless this Warrant has been fully exercised or expired, a new warrant having the same terms as this Warrant and representing the remaining portion of such shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder hereof as soon as possible and in any event within twenty (20) Business Days after such effective exercise

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Eos Petro, Inc.

Common Stock Purchase Warrant

Warrant Certificate No. 6

(h)          Business Days. For the purposes of this Warrant, the term “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in Los Angeles, California are authorized or required by law to remain closed.

3.           Reservation of Shares

The Corporation hereby agrees that at all times during the term of this Warrant there shall be reserved for issuance upon exercise of this Warrant such number of shares of Common Stock as shall be required for issuance upon exercise of this Warrant.

4.           Mutilation or Loss of Warrant

Upon receipt of evidence reasonably satisfactory to the Corporation of the loss, theft, destruction or mutilation of this Warrant or any stock certificate and, in the case of any such loss, theft or destruction, upon receipt of an indemnity agreement reasonably satisfactory to the Corporation, or in the case of any such mutilation upon surrender and cancellation of such mutilated Warrant or stock certificate, the Corporation will issue and deliver a new warrant (containing the same terms as this Warrant) or stock certificate, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate, and any such lost, stolen, destroyed or mutilated Warrant or stock certificate shall thereupon become void.

5.           Rights of the Holder

Prior to the exercise of this Warrant, the Holder of this Warrant, as such, shall not be entitled to vote the Warrant Shares or receive dividends on or be deemed the holder of such shares, nor shall anything contained herein be construed to confer upon the Holder of this Warrant, as such, any of the rights of a shareholder of the Corporation or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised and the Common Stock purchasable upon the exercise hereof shall have become deliverable, as provided herein.

6.           Protection Against Dilution.

The number and kind of securities purchasable upon the exercise of this Warrant and the Warrant Exercise Price shall be subject to adjustment to the nearest whole share (one-half and greater being rounded upward) and nearest cent (one-half cent and greater being rounded upward) from time to time upon the occurrence of certain events, as follows.

(a)          Reclassification or Merger. In case of any reclassification, change or conversion of securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any merger of the Corporation with or into another corporation (other than a merger with another corporation in which the Corporation is the acquiring and the surviving corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), or in case of any sale of all or substantially all of the assets of the Corporation, the Corporation, or such successor or purchasing corporation, as the case may be, shall duly execute and deliver to the holder of this Warrant a new warrant so that the holder of this Warrant shall have the right to receive, at a total purchase price not to exceed that payable upon the exercise of the unexercised portion of this Warrant, and in lieu of the Common Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change or merger by a holder of the number of shares of Common Stock then purchasable under this Warrant. Such new Warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 6. The provisions of this Section 6(b) shall similarly apply to successive reclassifications, changes, mergers and transfers.

3

Eos Petro, Inc.

Common Stock Purchase Warrant

Warrant Certificate No. 6

(b)          Subdivision or Combination of Shares.

(i)          On October 12, 2012, pursuant to an Agreement and Plan of Merger dated July 16, 2012 (the “Merger Agreement”), the Corporation completed a merger transaction (the “Merger”). In the Merger Agreement, the Corporation agreed to implement a reverse stock split at an exchange ratio of 1-for-800 of the Corporation’s outstanding shares of Common Stock as soon as reasonably practicable following the completion of the Merger (the “Merger Reverse Split”). When this Merger Reverse Split is implemented, it shall have no effect on this Warrant. Neither the Exercise Price nor the number of Warrant Shares issuable upon exercise of this Warrant shall be increased or decreased on account of the Merger Reverse Split.

(ii)         Other than the Merger Reverse Split, while this Warrant remains outstanding and unexpired, for all other subdivisions (by stock split) or combinations (by reverse stock split) of the Corporation’s outstanding shares of capital stock of the class into which this Warrant is exercisable, the Exercise Price shall be proportionately decreased in the case of a subdivision or increased in the case of a combination, effective at the close of business on the date the subdivision or combination becomes effective and the number of shares of Common Stock issuable upon exercise of this Warrant shall be proportionately increased in the case of a subdivision or decreased in the case of a combination, and in each case the nearest whole share, effective at the close of business on the date the subdivision or combination becomes effective. The provisions of this subparagraph (b)(ii) shall similarly apply to successive subdivisions or combinations of outstanding shares of capital stock into which this Warrant is exercisable.

(c)          Common Stock Dividends. If the Corporation at any time while this Warrant is outstanding and unexpired shall pay a dividend with respect to Common Stock payable in Common Stock, then: (i) the Exercise Price shall be adjusted, from and after the date of determination of stockholders entitled to receive such dividend or distribution (the “Record Date”), to that price determined by multiplying the Exercise Price in effect immediately prior to such date of determination by a fraction (a) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, and (b) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution and (ii) the number of shares of Common Stock issuable upon exercise of this Warrant shall be proportionately adjusted, to the nearest whole share, from and after the Record Date by multiplying the number of shares of Common Stock purchasable hereunder immediately prior to such Record Date by a fraction (a) the numerator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution, and (b) the denominator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution. The provisions of this subparagraph (c) shall similarly apply to successive Common Stock dividends by the Corporation.

(d)          Other Adjustments Not Expressly Provided. If, at any time or from time to time while this Warrant is outstanding any event occurs of the type contemplated by the provisions of this Section 6 but not expressly provided for by such provisions (including the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Corporation’s Board of Directors may make an appropriate adjustment to the Exercise Price or the number of shares of Common Stock purchasable upon the exercise of this Warrant as to protect the rights of the Holder; provided that no such adjustment will increase the Exercise Price as otherwise determined pursuant to this Section 6. For the avoidance of doubt, while this Warrant remains outstanding and unexpired, any new issuances of the Corporation’s outstanding shares of capital stock of the class into which this Warrant is exercisable at a price lower than the Exercise Price shall not result in an increase in the number of shares of Common Stock purchasable upon the exercise of this Warrant.

4

Eos Petro, Inc.

Common Stock Purchase Warrant

Warrant Certificate No. 6

7.           Outstanding Shares of the Corporation.

As of the date first written above prior to the issuance of this Warrant, assuming implementation of the Merger Reverse Split, and further assuming that the Corporation will not enter into any other transactions in which it issues capital stock of the Corporation or other securities convertible into capital stock of the Corporation prior to the Merger Reverse Split, the number of shares of Common Stock of the Corporation outstanding, on a fully-diluted basis, would not exceed forty five million (45,000,000).

8.           Notice of Adjustments

Whenever the Exercise Price or the number of Warrant Shares purchasable hereunder shall be adjusted pursuant to Section 6 hereof, the Corporation shall deliver to the Holder a certificate signed by its chief financial officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Exercise Price and the number of Warrant Shares purchasable hereunder after giving effect to such adjustment.

9.           Securities Laws

(a)          Compliance with Securities Act of 1933. The Holder of this Warrant, by acceptance hereof, agrees that this Warrant and the Warrant Shares (collectively, the “Securities”) are being acquired for investment and that such holder will not offer, sell, transfer or otherwise dispose of the Securities except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the “Securities Act”), and any applicable state securities laws. Upon exercise of this Warrant, unless the Warrant Shares being acquired are registered under the Securities Act and any applicable state securities laws or an exemption from such registration is available, the Holder hereof shall confirm in writing that the Warrant Shares so purchased are being acquired for investment and not with a view toward distribution or resale in violation of the Securities Act and shall confirm such other matters related thereto as may be reasonably requested by the Corporation. The Holder understands that this Warrant and the stock purchasable hereunder constitute “restricted securities” under federal securities laws and acknowledges that Rule 144 of the Securities and Exchange Commission is not now, and may not in the future be, available for resale of this Warrant and/or the stock purchasable hereunder. The Warrant Shares (unless registered under the Securities Act and any applicable state securities laws) shall be stamped or imprinted with a legend in substantially the following form:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

Such legend shall be removed by the Corporation, upon the request of the Holder, at such time as the restrictions on the transfer of the applicable security shall have terminated.

(b)          Transferability of the Warrant. Subject to compliance with Section 9(c) below and the foregoing sentence, which provisions are intended to ensure compliance with applicable federal and state securities laws, the Securities may be transferred by the Holder hereof, in whole or in part and from time to time.

5

Eos Petro, Inc.

Common Stock Purchase Warrant

Warrant Certificate No. 6

(c)          Method of Transfer. With respect to any offer, sale, transfer or other disposition of the Securities, the Holder hereof shall, prior to such offer, sale, transfer or other disposition:

(i) surrender this Warrant or certificate representing Warrant Shares at the principal executive offices of the Corporation or provide evidence reasonably satisfactory to the Corporation of the loss, theft or destruction of this Warrant or certificate representing Warrant Shares and an indemnity agreement reasonably satisfactory to the Corporation;

(ii) pay any applicable transfer taxes or establish to the satisfaction of the Corporation that such taxes have been paid;

(iii) deliver a written assignment to the Corporation in substantially the form attached hereto as Exhibit C or appropriate stock power duly completed and executed prior to transfer, describing briefly the manner thereof; and

(iv) deliver a written opinion of such Holder’s counsel, or other evidence, if reasonably requested by the Corporation, to the effect that such offer, sale, transfer or other disposition may be effected without registration or qualification (under the Securities Act as then in effect and any applicable state securities law then in effect) of the Securities.

As soon as reasonably practicable after receiving the items set forth above, the Corporation shall notify the Holder that it may sell, transfer or otherwise dispose of the Securities, all in accordance with the terms of the notice delivered to the Corporation. If a determination has been made pursuant to this Section 9(c) that the opinion of counsel for the Holder or other evidence is not reasonably satisfactory to the Corporation, the Corporation shall so notify the Holder promptly with details of such determination. Notwithstanding the foregoing, the Securities may, as to such federal laws, be offered, sold or otherwise disposed of in accordance with Rule 144 under the Securities Act if the Corporation satisfied the provisions thereof and provided that the Holder shall furnish such information as the Corporation may reasonably request to provide a reasonable assurance that the provisions of Rule 144 have been satisfied. Each certificate representing this Warrant or Warrant Shares thus transferred (except a transfer pursuant to Rule 144 or an effective registration statement) shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with applicable federal and state securities laws, unless in the aforesaid opinion of counsel to the Holder and to the reasonable satisfaction of the Corporation, such legend is not required in order to ensure compliance with such laws. Upon any partial transfer of this Warrant, the Corporation will issue and deliver to such new Holder a new warrant (in form and substance similar to this Warrant) with respect to the portion transferred and will issue and deliver to the Holder a new warrant (in form and substance similar to this Warrant) with respect to the portion not transferred as soon as possible and in any event within twenty (20) Business Days after such transfer (such new warrants issued upon any partial transfer are collectively referred to as “Partial Transfer Warrants”). In addition, the Holder will comply with all other applicable securities legislation in addition to the Securities Act to which the Holder is subject in selling or transferring any Warrants or Warrant Shares and the Corporation may refuse to register any sale or transfer not in compliance with such other securities legislation.

10.         Payment of Taxes

The Corporation shall pay any and all issue and other taxes payable in respect of any issue or delivery of Common Stock upon the exercise of this Warrant that may be imposed under the laws of the United States or by any state, political subdivision or taxing authority of the United States; provided, however, that the Corporation shall not be required to pay any tax or taxes that may be payable in respect of any transfer involved in the issue or delivery of any Warrant or certificates for Common Stock in a name other than that of the registered Holder of such Warrant, and no such issue or delivery shall be made unless and until the person or entity requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

6

Eos Petro, Inc.

Common Stock Purchase Warrant

Warrant Certificate No. 6

11.          Notices and Payments

Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon, (a) personal delivery or telecopy, (b) one (1) Business Day after deposit with a nationally recognized overnight delivery service such as Federal Express, with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by written notice to each of the other parties hereto or (c) four (4) Business Days following the date of deposit in the United States mails, first-class postage prepaid, addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by written notice to each of the other parties hereto.

CORPORATION:	Eos Petro, Inc.
Attention: Nikolas Konstant
1999 Avenue of the Stars, Suite 2520
Los Angeles, CA 90067
Tel: (310) 552-1555
Fax: (424) 288-5650

with a copy to:	Baker & Hostetler LLP
Attention: Jeffrey P. Berg
12100 Wilshire Blvd. 15th Floor
Los Angeles, CA 90049
Tel: (310) 442-8850
Fax: (310) 820-8859

HOLDER:	590 Partners Capital, LLC
c/o GEM
22287 Mulholland Drive
Suite 265
Calabas, CA 91302

with a copy to:	Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036
Telephone Number: (212) 715-9100
Fax: (212) 715-8000
Attention: Christopher S. Auguste, Esq.

12.         Governing Law

This Warrant shall be deemed to be a contract made under the laws of the State of Nevada and for all purposes shall be governed by and construed in accordance with the laws of the State of Nevada applicable to contracts to be made and performed entirely within the State of Nevada.

13.         Modification and Waiver; Effect of Amendment or Waiver

This Warrant and any provision hereof may be modified, amended, waived, discharged or terminated only by an instrument in writing, designated as an amendment to this Warrant and executed by a duly authorized officer of the Corporation and the Holder of this Warrant. Any waiver or amendment effected in accordance with this Section 13 shall be binding upon the Holder, each future holder of this Warrant or of any shares purchased under this Warrant (including securities into which such shares have been converted) and the Corporation.

7

Eos Petro, Inc.

Common Stock Purchase Warrant

Warrant Certificate No. 6

14.         Binding Effect on Successors

This Warrant shall be binding upon any corporation succeeding the Corporation in case of the consolidation, merger or amalgamation of the Corporation with or into any other corporation, and all of the obligations of the Corporation relating to the Common Stock issuable upon the exercise or conversion of this Warrant shall survive the exercise, conversion and termination of this Warrant and all of the covenants and agreements of the Corporation shall inure to the benefit of the successors and assigns of the Holder hereof. The Corporation will, at the time of the exercise or conversion of this Warrant, in whole or in part, upon request of the Holder in respect of any rights to which the Holder shall continue to be entitled after such exercise or conversion in accordance with this Warrant; provided, however, that the failure of the Holder to make any such request shall not affect the continuing obligations of the Corporation to the Holder in respect of such rights.

15.         No Impairment

The Corporation will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Corporation, but will at all times in good faith assist in carrying out all the provisions of this Warrant and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment.

16.         Descriptive Headings

The descriptive headings of the several paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. The language in this Warrant shall be construed as to its fair meaning without regard to which party drafted this Warrant.

17.         Entire Agreement

This Warrant constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof and supersedes all prior and contemporaneous agreements, representations, and undertakings of the parties, whether oral or written, with respect to such subject matter.

18.         Severability

In the event that any one or more of the provisions contained in this Warrant shall for any reason be held to be invalid, illegal or unenforceable in any respect, such provision(s) shall be ineffective only to the extent of such invalidity, illegality or unenforceability, without invalidating the remainder of such provision or the remaining provisions of this Warrant and such invalidity, illegality or unenforceability shall not affect any other provision of this Warrant, which shall remain in full force and effect.

19.         Counterparts

This Warrant may be executed in two or more counterparts, each of which shall be an original, and all of which together shall constitute one instrument.

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Eos Petro, Inc.

Common Stock Purchase Warrant

Warrant Certificate No. 6

IN WITNESS WHEREOF, the Corporation has caused this Warrant to be duly executed and delivered by its duly authorized officer.

EOS PETRO, INC.

by its authorized signatory:

Nikolas Konstant
Chairman of the Board and CFO

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EXHIBIT A

Process for Acquiring Block for Exploration

Eos Petro, Inc.

Common Stock Purchase Warrant

Warrant Certificate No. 6

EXHIBIT B

NOTICE OF EXERCISE

TO: EOS PETRO, INC. (the “Corporation”)

1.        The undersigned hereby:

☐	elects to purchase __________ shares of Common Stock of the Corporation pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full. The undersigned intends the payment of the purchase price shall be made as (check one):

Cash Exercise_______

If the undersigned has elected a Cash Exercise, the undersigned shall pay the sum of $________ by certified or official bank check (or via wire transfer) to the Corporation in accordance with the terms of the Warrant.

2.        Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name or names as are specified below:

(Name)

(Address)

(City, State)

3.        The undersigned represents that the aforesaid shares being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares, all except as in compliance with applicable securities laws, and that the undersigned is an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended.

(Date)

(Signature)

NOTICE: Signature must be guaranteed by a commercial bank or trust company or a member firm of a major stock exchange if shares of capital stock are to be issued, or securities are to be delivered, other than to or in the name of the registered holder of this Warrant. In addition, signature must correspond in all respects with the name as written upon the face of the Warrant in every particular without alteration or any change whatever.

2

EXHIBIT C

FORM OF ASSIGNMENT

FOR VALUE RECEIVED, the undersigned holder of the attached Warrant hereby sells, assigns and transfers unto _______________________ whose address is _______________________________________ and whose taxpayer identification number is _________________ the undersigned’s right, title and interest in and to the Warrant issued by Eos Petro, Inc., a Nevada corporation (the “Corporation”) to purchase _______ shares of the Corporation’s Common Stock, and does hereby irrevocably constitute and appoint __________________________ attorney to transfer said Warrant on the books of the Corporation with full power of substitution in the premises.

In connection with such sale, assignment, transfer or other disposition of this Warrant, the undersigned hereby confirms that:

☐	such sale, transfer or other disposition may be effected without registration or qualification (under the Securities Act as then in effect and any applicable state securities law then in effect) of this Warrant or the shares of capital stock of the Corporation issuable thereunder and has attached hereto a written opinion of the undersigned’s counsel to that effect; or

☐	such sale, transfer or other disposition has been registered under the Securities Act of 1933, as amended, and registered and/or qualified under all applicable state securities laws.

(Date)

(Signature)

NOTICE: Signature must correspond in all respects with the name as written upon the face of the Warrant in every particular without alteration or any change whatever.

EXHIBIT F TO STOCK PURCHASE AGREEMENT

FORM OF WARRANT CERTIFICATE NO. 7

THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES TO BE ISSUED UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION D PROMULGATED UNDER THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT. THIS WARRANT MAY ONLY BE EXERCISED BY A PERSON WHO QUALIFIES AS AN “ACCREDITED INVESTOR” PURSUANT TO RULE 501 OF REGULATION D OF THE ACT.

EOS PETRO, INC.,

A NEVADA CORPORATION

1999 Avenue of the Stars, Suite 2520

Los Angeles, California 90067

COMMON STOCK PURCHASE WARRANT

July 11, 2013

1.             Issuance

THIS IS TO CERTIFY THAT, for value received, 590 Partners Capital, LLC (the “Holder”), shall have the right to purchase from EOS PETRO, INC., a Nevada corporation (the “Corporation”), seven hundred and fifty thousand (750,000) fully paid and non-assessable shares of the Corporation’s common stock, $.0001 par value per share (the “Common Stock”), subject to further adjustment as set forth in Section 6 hereof, at any time until 5:00 P.M., Pacific time, on July 11, 2018 (the “Expiration Date”) at a per share exercise price to be determined as follows (the "Exercise Price"): the Exercise Price shall be equal to the average fair market value of the Corporation’s publicly traded shares of common stock during the 30-calendar day period immediately preceding July 11, 2014, but in no event to exceed $8.00.

2.             Exercise of Warrants

(a)          Condition Precedent to Exercise. This Warrant does not vest and shall not be exercisable by Holder, under any circumstances whatsoever, until the one year anniversary of the date first written above. Thereafter, this Warrant is exercisable pursuant to the provisions set forth below in this Section 2.

(b)          Registration Rights and Lengthening of Term. If a registration statement has not been filed with the Securities and Exchange Commission and become effective with respect to the Warrant Shares, as such term is defined in Section 3 of this Warrant, within 24 full months of the date first referenced above, then the Expiration Date shall be extended by one day for every day that the Warrant Shares remain unregistered after the last day of such 24th month.

(c)          Time of Exercise. The Holder shall provide the Corporation with notice that it may exercise this Warrant at least 61 days prior to the date of such exercise. Upon the expiration of this 61 day period, the Holder may exercise this Warrant pursuant to this Section 2.

Eos Petro, Inc.
Common Stock Purchase Warrant

(d)          Methods of Exercise. So long as the condition in Section 2(a) has been satisfied, the Holder hereof may exercise this Warrant, in whole or in partial allotments, at the Exercise Price per share payable hereunder, payable at such Holder's election by cash, certified or official bank check, or wire transfer to an account designated by the Corporation. Upon surrender of this Warrant with the annexed Notice of Exercise Form attached hereto as Exhibit A duly completed and executed, together with payment of the Exercise Price for the Warrant Shares then being purchased (collectively referred to as the “Exercise Materials”), the Holder shall be entitled to receive a certificate or certificates for the Warrant Shares so purchased, provided the 61 day period referenced in Section 2(c) of this Warrant has expired. In lieu of the issuance of any fractional share, the Corporation shall round up or down the fractional amount to the nearest whole number.

(e)          Issuance of Stock Certificates. In the event of any exercise of this Warrant in accordance with and subject to the terms and conditions hereof, certificates for the shares of Warrant Shares so purchased shall be dated the date of such exercise and delivered to the Holder hereof within a reasonable time, not exceeding five (5) Business Days after such exercise (the “Delivery Date”) or, at the request of the Holder (provided that a registration statement under the Securities Act (as defined below) providing for the resale of the Warrant Shares being purchased is then in effect or that such Warrant Shares are otherwise exempt from registration), issued and delivered to the Depository Trust Company (“DTC”) account on the Holder’s behalf via the Deposit Withdrawal Agent Commission System (“DWAC”) on or before the Delivery Date (if the Corporation is eligible for DWAC services at such time), and the Holder hereof shall be deemed for all purposes to be the holder of the shares of Warrant Shares so purchased as of the date of such exercise, and, unless this Warrant has been fully exercised or expired, a new warrant having the same terms as this Warrant and representing the remaining portion of such shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder hereof as soon as possible and in any event within twenty (20) Business Days after such effective exercise.

(f)          Business Days. For the purposes of this Warrant, the term “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in Los Angeles, California are authorized or required by law to remain closed.

3.             Reservation of Shares

The Corporation hereby agrees that at all times during the term of this Warrant there shall be reserved for issuance upon exercise of this Warrant such number of shares of Common Stock as shall be required for issuance upon exercise of this Warrant (the “Warrant Shares”).

4.             Mutilation or Loss of Warrant

Upon receipt of evidence reasonably satisfactory to the Corporation of the loss, theft, destruction or mutilation of this Warrant or any stock certificate and, in the case of any such loss, theft or destruction, upon receipt of an indemnity agreement reasonably satisfactory to the Corporation, or in the case of any such mutilation upon surrender and cancellation of such mutilated Warrant or stock certificate, the Corporation will issue and deliver a new warrant (containing the same terms as this Warrant) or stock certificate, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate, and any such lost, stolen, destroyed or mutilated Warrant or stock certificate shall thereupon become void.

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5.           Rights of the Holder

Prior to the exercise of this Warrant, the Holder of this Warrant, as such, shall not be entitled to vote the Warrant Shares or receive dividends on or be deemed the holder of such shares, nor shall anything contained herein be construed to confer upon the Holder of this Warrant, as such, any of the rights of a shareholder of the Corporation or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised and the Common Stock purchasable upon the exercise hereof shall have become deliverable, as provided herein.

6.           Protection Against Dilution.

The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment to the nearest whole share (one-half and greater being rounded upward) and nearest cent (one-half cent and greater being rounded upward) from time to time upon the occurrence of certain events, as follows. Each of the adjustments provided by the subsections below shall be deemed separate adjustments and any adjustment of this Warrant pursuant to one subsection of this Section 6 shall preclude additional adjustments for the same event or transaction by the remaining subsections.

(a)          Reclassification or Merger. In case of any reclassification, change or conversion of securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any merger of the Corporation with or into another corporation (other than a merger with another corporation in which the Corporation is the acquiring and the surviving corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), or in case of any sale of all or substantially all of the assets of the Corporation, the Corporation, or such successor or purchasing corporation, as the case may be, shall duly execute and deliver to the Holder of this Warrant a new warrant so that the Holder of this Warrant shall have the right to receive, at a total purchase price not to exceed that payable upon the exercise of the unexercised portion of this Warrant, and in lieu of the Common Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change or merger by a holder of the number of shares of Common Stock then purchasable under this Warrant. Such new Warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 6. The provisions of this Section 6(a) shall similarly apply to successive reclassifications, changes, mergers and transfers.

(b)          Subdivision or Combination of Shares. While this Warrant remains outstanding and unexpired, for all subdivisions (by stock split) or combinations (by reverse stock split) of the Corporation’s outstanding shares of capital stock of the class into which this Warrant is exercisable, the Exercise Price shall be proportionately decreased in the case of a subdivision or increased in the case of a combination, effective at the close of business on the date the subdivision or combination becomes effective and the number of shares of Common Stock issuable upon exercise of this Warrant shall be proportionately increased in the case of a subdivision or decreased in the case of a combination, and in each case the nearest whole share, effective at the close of business on the date the subdivision or combination becomes effective. The provisions of this subparagraph (b)(ii) shall similarly apply to successive subdivisions or combinations of outstanding shares of capital stock into which this Warrant is exercisable.

(c)          Common Stock Dividends. If the Corporation at any time while this Warrant is outstanding and unexpired shall pay a dividend with respect to Common Stock payable in Common Stock, then: (i) the Exercise Price shall be adjusted, from and after the date of determination of stockholders entitled to receive such dividend or distribution (the “Record Date”), to that price determined by multiplying the Exercise Price in effect immediately prior to such date of determination by a fraction (a) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, and (b) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution and (ii) the number of shares of Common Stock issuable upon exercise of this Warrant shall be proportionately adjusted, to the nearest whole share, from and after the Record Date by multiplying the number of shares of Common Stock purchasable hereunder immediately prior to such Record Date by a fraction (a) the numerator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution, and (b) the denominator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution. The provisions of this subparagraph (c) shall similarly apply to successive Common Stock dividends by the Corporation.

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(d)          Other Adjustments Not Expressly Provided. If, at any time or from time to time while this Warrant is outstanding any event occurs of the type contemplated by the provisions of this Section 6 but not expressly provided for by such provisions (including the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Corporation’s Board of Directors may make an appropriate adjustment to the Exercise Price or the number of shares of Common Stock purchasable upon the exercise of this Warrant as to protect the rights of the Holder; provided that no such adjustment will increase the Exercise Price as otherwise determined pursuant to this Section 6. For the avoidance of doubt, while this Warrant remains outstanding and unexpired, any new issuances of the Corporation’s outstanding shares of capital stock of the class into which this Warrant is exercisable at a price lower than the Exercise Price shall not result in an increase in the number of shares of Common Stock purchasable upon the exercise of this Warrant.

7.             Notice of Adjustments

Whenever the Exercise Price or the number of Warrant Shares purchasable hereunder shall be adjusted pursuant to Section 6 hereof, the Corporation shall deliver to the Holder a certificate signed by its chief financial officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Exercise Price and the number of Warrant Shares purchasable hereunder after giving effect to such adjustment.

8.             Securities Laws

(a)          Compliance with Securities Act of 1933. The Holder of this Warrant, by acceptance hereof, agrees that this Warrant and the Warrant Shares (collectively, the “Securities”) are being acquired for investment and that such holder will not offer, sell, transfer or otherwise dispose of the Securities except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the “Securities Act”), and any applicable state securities laws. Upon exercise of this Warrant, unless the Warrant Shares being acquired are registered under the Securities Act and any applicable state securities laws or an exemption from such registration is available, the Holder hereof shall confirm in writing that the Warrant Shares so purchased are being acquired for investment and not with a view toward distribution or resale in violation of the Securities Act and shall confirm such other matters related thereto as may be reasonably requested by the Corporation. The Holder understands that this Warrant and the stock purchasable hereunder constitute “restricted securities” under federal securities laws and acknowledges that Rule 144 of the Securities and Exchange Commission is not now, and may not in the future be, available for resale of this Warrant and/or the stock purchasable hereunder. The Warrant Shares (unless registered under the Securities Act and any applicable state securities laws) shall be stamped or imprinted with a legend in substantially the following form:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

Such legend shall be removed by the Corporation, upon the request of the Holder, at such time as the restrictions on the transfer of the applicable security shall have terminated.

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(b)          Transferability of the Warrant. Subject to compliance with Section 8(c) below, which provisions are intended to ensure compliance with applicable federal and state securities laws, the Securities may be transferred by the Holder hereof, in whole or in part and from time to time.

(c)          Method of Transfer. With respect to any offer, sale, transfer or other disposition of the Securities, the Holder hereof shall, prior to such offer, sale, transfer or other disposition:

(i)          surrender this Warrant or certificate representing Warrant Shares at the principal executive offices of the Corporation or provide evidence reasonably satisfactory to the Corporation of the loss, theft or destruction of this Warrant or certificate representing Warrant Shares and an indemnity agreement reasonably satisfactory to the Corporation;

(ii)         pay any applicable transfer taxes or establish to the satisfaction of the Corporation that such taxes have been paid;

(iii)          deliver a written assignment to the Corporation in substantially the form attached hereto as Exhibit B or appropriate stock power duly completed and executed prior to transfer, describing briefly the manner thereof; and

(iv)        deliver a written opinion of such Holder’s counsel, or other evidence, if reasonably requested by the Corporation, to the effect that such offer, sale, transfer or other disposition may be effected without registration or qualification (under the Securities Act as then in effect and any applicable state securities law then in effect) of the Securities.

As soon as reasonably practicable after receiving the items set forth above, the Corporation shall notify the Holder that it may sell, transfer or otherwise dispose of the Securities, all in accordance with the terms of the notice delivered to the Corporation. If a determination has been made pursuant to this Section 8(c) that the opinion of counsel for the Holder or other evidence is not reasonably satisfactory to the Corporation, the Corporation shall so notify the Holder promptly with details of such determination. Notwithstanding the foregoing, the Securities may, as to such federal laws, be offered, sold or otherwise disposed of in accordance with Rule 144 under the Securities Act if the Corporation satisfied the provisions thereof and provided that the Holder shall furnish such information as the Corporation may reasonably request to provide a reasonable assurance that the provisions of Rule 144 have been satisfied. Each certificate representing this Warrant or Warrant Shares thus transferred (except a transfer pursuant to Rule 144 or an effective registration statement) shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with applicable federal and state securities laws, unless in the aforesaid opinion of counsel to the Holder and to the reasonable satisfaction of the Corporation, such legend is not required in order to ensure compliance with such laws. Upon any partial transfer of this Warrant, the Corporation will issue and deliver to such new Holder a new warrant (in form and substance similar to this Warrant) with respect to the portion transferred and will issue and deliver to the Holder a new warrant (in form and substance similar to this Warrant) with respect to the portion not transferred as soon as possible and in any event within twenty (20) Business Days after such transfer. In addition, the Holder will comply with all other applicable securities legislation in addition to the Securities Act to which the Holder is subject in selling or transferring any Warrants or Warrant Shares and the Corporation may refuse to register any sale or transfer not in compliance with such other securities legislation.

9.             Payment of Taxes

The Corporation shall pay any and all issue and other taxes payable in respect of any issue or delivery of Common Stock upon the exercise of this Warrant that may be imposed under the laws of the United States or by any state, political subdivision or taxing authority of the United States; provided, however, that the Corporation shall not be required to pay any tax or taxes that may be payable in respect of any transfer involved in the issue or delivery of any Warrant or certificates for Common Stock in a name other than that of the registered Holder of such Warrant, and no such issue or delivery shall be made unless and until the person or entity requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

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10.           Notices and Payments

Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon, (a) personal delivery or telecopy, (b) one (1) Business Day after deposit with a nationally recognized overnight delivery service such as Federal Express, with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by written notice to each of the other parties hereto or (c) four (4) Business Days following the date of deposit in the United States mails, first-class postage prepaid, addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by written notice to each of the other parties hereto.

CORPORATION:	EOS PETRO, INC.
Attention: Nikolas Konstant
1999 Avenue of the Stars, Suite 2520
Los Angeles, CA 90067
Tel: (310) 552-1555
Fax: (424) 288-5650

with a copy to:	Baker & Hostetler LLP
Attention: Jeffrey P. Berg
12100 Wilshire Blvd. 15th Floor
Los Angeles, CA 90049
Tel: (310) 442-8850
Fax: (310) 820-8859

HOLDER:	590 Partners Capital, LLC
c/o GE
22287 Mulholland Drive
Suite 265
Calabasas, CA 91302

with a copy to:	Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036
Telephone Number: (212) 715-9100
Fax: (212) 715-8000
Attention: Christopher S. Auguste, Esq.

11.           Governing Law

This Warrant shall be deemed to be a contract made under the laws of the State of Nevada and for all purposes shall be governed by and construed in accordance with the laws of the State of Nevada applicable to contracts to be made and performed entirely within the State of Nevada.

12.           Modification and Waiver; Effect of Amendment or Waiver

This Warrant and any provision hereof may be modified, amended, waived, discharged or terminated only by an instrument in writing, designated as an amendment to this Warrant and executed by a duly authorized officer of the Corporation and the Holder of this Warrant. Any waiver or amendment effected in accordance with this Section 12 shall be binding upon the Holder, each future holder of this Warrant or of any shares purchased under this Warrant (including securities into which such shares have been converted) and the Corporation.

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13.           Binding Effect on Successors

This Warrant shall be binding upon any corporation succeeding the Corporation in case of the consolidation, merger or amalgamation of the Corporation with or into any other corporation, and all of the obligations of the Corporation relating to the Common Stock issuable upon the exercise or conversion of this Warrant shall survive the exercise, conversion and termination of this Warrant and all of the covenants and agreements of the Corporation shall inure to the benefit of the successors and assigns of the Holder hereof. The Corporation will, at the time of the exercise or conversion of this Warrant, in whole or in part, upon request of the Holder in respect of any rights to which the Holder shall continue to be entitled after such exercise or conversion in accordance with this Warrant; provided, however, that the failure of the Holder to make any such request shall not affect the continuing obligations of the Corporation to the Holder in respect of such rights.

14.           No Impairment

The Corporation will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Corporation, but will at all times in good faith assist in carrying out all the provisions of this Warrant and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment.

15.           Descriptive Headings

The descriptive headings of the several paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. The language in this Warrant shall be construed as to its fair meaning without regard to which party drafted this Warrant.

16.           Entire Agreement

This Warrant constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof and supersedes all prior and contemporaneous agreements, representations, and undertakings of the parties, whether oral or written, with respect to such subject matter.

17.           Severability

In the event that any one or more of the provisions contained in this Warrant shall for any reason be held to be invalid, illegal or unenforceable in any respect, such provision(s) shall be ineffective only to the extent of such invalidity, illegality or unenforceability, without invalidating the remainder of such provision or the remaining provisions of this Warrant and such invalidity, illegality or unenforceability shall not affect any other provision of this Warrant, which shall remain in full force and effect.

18.           Counterparts

This Warrant may be executed in two or more counterparts, each of which shall be an original, and all of which together shall constitute one instrument.

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IN WITNESS WHEREOF, the Corporation has caused this Warrant to be duly executed and delivered by its duly authorized officer.

EOS PETRO, INC.

by its authorized signatory:

Nikolas Konstant
Chairman and CFO

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EXHIBIT A

NOTICE OF EXERCISE

TO:        EOS PETRO, INC. (the “Corporation”)

1.    The undersigned hereby:

☐	elects to purchase __________ shares of Common Stock of the Corporation pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full. The undersigned intends the payment of the purchase price shall be made as (check one):

Cash Exercise_______ , with a per share exercise price of $____________

If the undersigned has elected a Cash Exercise, the undersigned shall pay the sum of $________ by certified or official bank check (or via wire transfer) to the Corporation in accordance with the terms of the Warrant.

2.    Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name or names as are specified below:

_________________________________________

(Name)

_________________________________________

(Address)

_________________________________________

(City, State)

3.    The undersigned represents that the aforesaid shares being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares, all except as in compliance with applicable securities laws, and that the undersigned is an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended.

_______________

(Date)

(Signature)

NOTICE: Signature must be guaranteed by a commercial bank or trust company or a member firm of a major stock exchange if shares of capital stock are to be issued, or securities are to be delivered, other than to or in the name of the registered holder of this Warrant. In addition, signature must correspond in all respects with the name as written upon the face of the Warrant in every particular without alteration or any change whatever.

EXHIBIT B

FORM OF ASSIGNMENT

FOR VALUE RECEIVED, the undersigned holder of the attached Warrant hereby sells, assigns and transfers unto _______________________ whose address is _______________________________________ and whose taxpayer identification number is _________________ the undersigned’s right, title and interest in and to the Warrant issued by Eos Petro, Inc., a Nevada corporation (the “Corporation”) to purchase _______ shares of the Corporation’s Common Stock, and does hereby irrevocably constitute and appoint __________________________ attorney to transfer said Warrant on the books of the Corporation with full power of substitution in the premises.

In connection with such sale, assignment, transfer or other disposition of this Warrant, the undersigned hereby confirms that:

☐	such sale, transfer or other disposition may be effected without registration or qualification (under the Securities Act as then in effect and any applicable state securities law then in effect) of this Warrant or the shares of capital stock of the Corporation issuable thereunder and has attached hereto a written opinion of the undersigned’s counsel to that effect; or

☐	such sale, transfer or other disposition has been registered under the Securities Act of 1933, as amended, and registered and/or qualified under all applicable state securities laws.

_______________

(Date)

(Signature)

NOTICE: Signature must correspond in all respects with the name as written upon the face of the Warrant in every particular without alteration or any change whatever.

Eos Petro, Inc.
Common Stock Purchase Warrant

EXHIBIT F TO STOCK PURCHASE AGREEMENT CONT’D

FORM OF WARRANT CERTIFICATE NO. 8

THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES TO BE ISSUED UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION D PROMULGATED UNDER THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT. THIS WARRANT MAY ONLY BE EXERCISED BY A PERSON WHO QUALIFIES AS AN “ACCREDITED INVESTOR” PURSUANT TO RULE 501 OF REGULATION D OF THE ACT.

EOS PETRO, INC.,

A NEVADA CORPORATION

1999 Avenue of the Stars, Suite 2520

Los Angeles, California 90067

COMMON STOCK PURCHASE WARRANT

July 11, 2013

1.             Issuance

THIS IS TO CERTIFY THAT, for value received, GEM Capital SAS (the “Holder”), shall have the right to purchase from EOS PETRO, INC., a Nevada corporation (the “Corporation”), seven hundred and fifty thousand (750,000) fully paid and non-assessable shares of the Corporation’s common stock, $.0001 par value per share (the “Common Stock”), subject to further adjustment as set forth in Section 6 hereof, at any time until 5:00 P.M., Pacific time, on July 11, 2018 (the “Expiration Date”) at a per share exercise price to be determined as follows (the "Exercise Price"): the Exercise Price shall be equal to the average fair market value of the Corporation’s publicly traded shares of common stock during the 30-calendar day period immediately preceding July 11, 2014, but in no event to exceed $8.00.

2.             Exercise of Warrants

(a)          Condition Precedent to Exercise. This Warrant does not vest and shall not be exercisable by Holder, under any circumstances whatsoever, until the one year anniversary of the date first written above. Thereafter, this Warrant is exercisable pursuant to the provisions set forth below in this Section 2.

(b)          Registration Rights and Lengthening of Term. If a registration statement has not been filed with the Securities and Exchange Commission and become effective with respect to the Warrant Shares, as such term is defined in Section 3 of this Warrant, within 24 full months of the date first referenced above, then the Expiration Date shall be extended by one day for every day that the Warrant Shares remain unregistered after the last day of such 24th month.

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(c)          Time of Exercise. The Holder shall provide the Corporation with notice that it may exercise this Warrant at least 61 days prior to the date of such exercise. Upon the expiration of this 61 day period, the Holder may exercise this Warrant pursuant to this Section 2.

(d)          Methods of Exercise. So long as the condition in Section 2(a) has been satisfied, the Holder hereof may exercise this Warrant, in whole or in partial allotments, at the Exercise Price per share payable hereunder, payable at such Holder's election by cash, certified or official bank check, or wire transfer to an account designated by the Corporation. Upon surrender of this Warrant with the annexed Notice of Exercise Form attached hereto as Exhibit A duly completed and executed, together with payment of the Exercise Price for the Warrant Shares then being purchased (collectively referred to as the “Exercise Materials”), the Holder shall be entitled to receive a certificate or certificates for the Warrant Shares so purchased, provided the 61 day period referenced in Section 2(c) of this Warrant has expired. In lieu of the issuance of any fractional share, the Corporation shall round up or down the fractional amount to the nearest whole number.

(e)          Issuance of Stock Certificates. In the event of any exercise of this Warrant in accordance with and subject to the terms and conditions hereof, certificates for the shares of Warrant Shares so purchased shall be dated the date of such exercise and delivered to the Holder hereof within a reasonable time, not exceeding five (5) Business Days after such exercise (the “Delivery Date”) or, at the request of the Holder (provided that a registration statement under the Securities Act (as defined below) providing for the resale of the Warrant Shares being purchased is then in effect or that such Warrant Shares are otherwise exempt from registration), issued and delivered to the Depository Trust Company (“DTC”) account on the Holder’s behalf via the Deposit Withdrawal Agent Commission System (“DWAC”) on or before the Delivery Date (if the Corporation is eligible for DWAC services at such time), and the Holder hereof shall be deemed for all purposes to be the holder of the shares of Warrant Shares so purchased as of the date of such exercise, and, unless this Warrant has been fully exercised or expired, a new warrant having the same terms as this Warrant and representing the remaining portion of such shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder hereof as soon as possible and in any event within twenty (20) Business Days after such effective exercise.

(f)          Business Days. For the purposes of this Warrant, the term “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in Los Angeles, California are authorized or required by law to remain closed.

3.             Reservation of Shares

The Corporation hereby agrees that at all times during the term of this Warrant there shall be reserved for issuance upon exercise of this Warrant such number of shares of Common Stock as shall be required for issuance upon exercise of this Warrant (the “Warrant Shares”).

4.             Mutilation or Loss of Warrant

Upon receipt of evidence reasonably satisfactory to the Corporation of the loss, theft, destruction or mutilation of this Warrant or any stock certificate and, in the case of any such loss, theft or destruction, upon receipt of an indemnity agreement reasonably satisfactory to the Corporation, or in the case of any such mutilation upon surrender and cancellation of such mutilated Warrant or stock certificate, the Corporation will issue and deliver a new warrant (containing the same terms as this Warrant) or stock certificate, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate, and any such lost, stolen, destroyed or mutilated Warrant or stock certificate shall thereupon become void.

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5.             Rights of the Holder

Prior to the exercise of this Warrant, the Holder of this Warrant, as such, shall not be entitled to vote the Warrant Shares or receive dividends on or be deemed the holder of such shares, nor shall anything contained herein be construed to confer upon the Holder of this Warrant, as such, any of the rights of a shareholder of the Corporation or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised and the Common Stock purchasable upon the exercise hereof shall have become deliverable, as provided herein.

6.             Protection Against Dilution.

The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment to the nearest whole share (one-half and greater being rounded upward) and nearest cent (one-half cent and greater being rounded upward) from time to time upon the occurrence of certain events, as follows. Each of the adjustments provided by the subsections below shall be deemed separate adjustments and any adjustment of this Warrant pursuant to one subsection of this Section 6 shall preclude additional adjustments for the same event or transaction by the remaining subsections.

(a)          Reclassification or Merger. In case of any reclassification, change or conversion of securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any merger of the Corporation with or into another corporation (other than a merger with another corporation in which the Corporation is the acquiring and the surviving corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), or in case of any sale of all or substantially all of the assets of the Corporation, the Corporation, or such successor or purchasing corporation, as the case may be, shall duly execute and deliver to the Holder of this Warrant a new warrant so that the Holder of this Warrant shall have the right to receive, at a total purchase price not to exceed that payable upon the exercise of the unexercised portion of this Warrant, and in lieu of the Common Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change or merger by a holder of the number of shares of Common Stock then purchasable under this Warrant. Such new Warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 6. The provisions of this Section 6(a) shall similarly apply to successive reclassifications, changes, mergers and transfers.

(b)          Subdivision or Combination of Shares. While this Warrant remains outstanding and unexpired, for all subdivisions (by stock split) or combinations (by reverse stock split) of the Corporation’s outstanding shares of capital stock of the class into which this Warrant is exercisable, the Exercise Price shall be proportionately decreased in the case of a subdivision or increased in the case of a combination, effective at the close of business on the date the subdivision or combination becomes effective and the number of shares of Common Stock issuable upon exercise of this Warrant shall be proportionately increased in the case of a subdivision or decreased in the case of a combination, and in each case the nearest whole share, effective at the close of business on the date the subdivision or combination becomes effective. The provisions of this subparagraph (b)(ii) shall similarly apply to successive subdivisions or combinations of outstanding shares of capital stock into which this Warrant is exercisable.

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(c)          Common Stock Dividends. If the Corporation at any time while this Warrant is outstanding and unexpired shall pay a dividend with respect to Common Stock payable in Common Stock, then: (i) the Exercise Price shall be adjusted, from and after the date of determination of stockholders entitled to receive such dividend or distribution (the “Record Date”), to that price determined by multiplying the Exercise Price in effect immediately prior to such date of determination by a fraction (a) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, and (b) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution and (ii) the number of shares of Common Stock issuable upon exercise of this Warrant shall be proportionately adjusted, to the nearest whole share, from and after the Record Date by multiplying the number of shares of Common Stock purchasable hereunder immediately prior to such Record Date by a fraction (a) the numerator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution, and (b) the denominator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution. The provisions of this subparagraph (c) shall similarly apply to successive Common Stock dividends by the Corporation.

(d)          Other Adjustments Not Expressly Provided. If, at any time or from time to time while this Warrant is outstanding any event occurs of the type contemplated by the provisions of this Section 6 but not expressly provided for by such provisions (including the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Corporation’s Board of Directors may make an appropriate adjustment to the Exercise Price or the number of shares of Common Stock purchasable upon the exercise of this Warrant as to protect the rights of the Holder; provided that no such adjustment will increase the Exercise Price as otherwise determined pursuant to this Section 6. For the avoidance of doubt, while this Warrant remains outstanding and unexpired, any new issuances of the Corporation’s outstanding shares of capital stock of the class into which this Warrant is exercisable at a price lower than the Exercise Price shall not result in an increase in the number of shares of Common Stock purchasable upon the exercise of this Warrant.

7.             Notice of Adjustments

Whenever the Exercise Price or the number of Warrant Shares purchasable hereunder shall be adjusted pursuant to Section 6 hereof, the Corporation shall deliver to the Holder a certificate signed by its chief financial officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Exercise Price and the number of Warrant Shares purchasable hereunder after giving effect to such adjustment.

8.             Securities Laws

(a)          Compliance with Securities Act of 1933. The Holder of this Warrant, by acceptance hereof, agrees that this Warrant and the Warrant Shares (collectively, the “Securities”) are being acquired for investment and that such holder will not offer, sell, transfer or otherwise dispose of the Securities except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the “Securities Act”), and any applicable state securities laws. Upon exercise of this Warrant, unless the Warrant Shares being acquired are registered under the Securities Act and any applicable state securities laws or an exemption from such registration is available, the Holder hereof shall confirm in writing that the Warrant Shares so purchased are being acquired for investment and not with a view toward distribution or resale in violation of the Securities Act and shall confirm such other matters related thereto as may be reasonably requested by the Corporation. The Holder understands that this Warrant and the stock purchasable hereunder constitute “restricted securities” under federal securities laws and acknowledges that Rule 144 of the Securities and Exchange Commission is not now, and may not in the future be, available for resale of this Warrant and/or the stock purchasable hereunder. The Warrant Shares (unless registered under the Securities Act and any applicable state securities laws) shall be stamped or imprinted with a legend in substantially the following form:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

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Common Stock Purchase Warrant

Such legend shall be removed by the Corporation, upon the request of the Holder, at such time as the restrictions on the transfer of the applicable security shall have terminated.

(b)          Transferability of the Warrant. Subject to compliance with Section 8(c) below, which provisions are intended to ensure compliance with applicable federal and state securities laws, the Securities may be transferred by the Holder hereof, in whole or in part and from time to time.

(c)          Method of Transfer. With respect to any offer, sale, transfer or other disposition of the Securities, the Holder hereof shall, prior to such offer, sale, transfer or other disposition:

(i)          surrender this Warrant or certificate representing Warrant Shares at the principal executive offices of the Corporation or provide evidence reasonably satisfactory to the Corporation of the loss, theft or destruction of this Warrant or certificate representing Warrant Shares and an indemnity agreement reasonably satisfactory to the Corporation;

(ii)         pay any applicable transfer taxes or establish to the satisfaction of the Corporation that such taxes have been paid;

(iii)         deliver a written assignment to the Corporation in substantially the form attached hereto as Exhibit B or appropriate stock power duly completed and executed prior to transfer, describing briefly the manner thereof; and

(iv)        deliver a written opinion of such Holder’s counsel, or other evidence, if reasonably requested by the Corporation, to the effect that such offer, sale, transfer or other disposition may be effected without registration or qualification (under the Securities Act as then in effect and any applicable state securities law then in effect) of the Securities.

As soon as reasonably practicable after receiving the items set forth above, the Corporation shall notify the Holder that it may sell, transfer or otherwise dispose of the Securities, all in accordance with the terms of the notice delivered to the Corporation. If a determination has been made pursuant to this Section 8(c) that the opinion of counsel for the Holder or other evidence is not reasonably satisfactory to the Corporation, the Corporation shall so notify the Holder promptly with details of such determination. Notwithstanding the foregoing, the Securities may, as to such federal laws, be offered, sold or otherwise disposed of in accordance with Rule 144 under the Securities Act if the Corporation satisfied the provisions thereof and provided that the Holder shall furnish such information as the Corporation may reasonably request to provide a reasonable assurance that the provisions of Rule 144 have been satisfied. Each certificate representing this Warrant or Warrant Shares thus transferred (except a transfer pursuant to Rule 144 or an effective registration statement) shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with applicable federal and state securities laws, unless in the aforesaid opinion of counsel to the Holder and to the reasonable satisfaction of the Corporation, such legend is not required in order to ensure compliance with such laws. Upon any partial transfer of this Warrant, the Corporation will issue and deliver to such new Holder a new warrant (in form and substance similar to this Warrant) with respect to the portion transferred and will issue and deliver to the Holder a new warrant (in form and substance similar to this Warrant) with respect to the portion not transferred as soon as possible and in any event within twenty (20) Business Days after such transfer. In addition, the Holder will comply with all other applicable securities legislation in addition to the Securities Act to which the Holder is subject in selling or transferring any Warrants or Warrant Shares and the Corporation may refuse to register any sale or transfer not in compliance with such other securities legislation.

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Common Stock Purchase Warrant

9.             Payment of Taxes

The Corporation shall pay any and all issue and other taxes payable in respect of any issue or delivery of Common Stock upon the exercise of this Warrant that may be imposed under the laws of the United States or by any state, political subdivision or taxing authority of the United States; provided, however, that the Corporation shall not be required to pay any tax or taxes that may be payable in respect of any transfer involved in the issue or delivery of any Warrant or certificates for Common Stock in a name other than that of the registered Holder of such Warrant, and no such issue or delivery shall be made unless and until the person or entity requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

10.           Notices and Payments

Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon, (a) personal delivery or telecopy, (b) one (1) Business Day after deposit with a nationally recognized overnight delivery service such as Federal Express, with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by written notice to each of the other parties hereto or (c) four (4) Business Days following the date of deposit in the United States mails, first-class postage prepaid, addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by written notice to each of the other parties hereto.

CORPORATION:	EOS PETRO, INC.
Attention: Nikolas Konstant
1999 Avenue of the Stars, Suite 2520
Los Angeles, CA 90067
Tel: (310) 552-1555
Fax: (424) 288-5650

with a copy to:	Baker & Hostetler LLP
Attention: Jeffrey P. Berg
12100 Wilshire Blvd. 15th Floor
Los Angeles, CA 90049
Tel: (310) 442-8850
Fax: (310) 820-8859

HOLDER:	GEM Capital SAS
c/o CM Group
Commerce House
1 Bowring Road
Ramsey
Isle of man
IM8 2LQ

with a copy to:	Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036
Telephone Number: (212) 715-9100
Fax: (212) 715-8000
Attention: Christopher S. Auguste, Esq.

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11.           Governing Law

This Warrant shall be deemed to be a contract made under the laws of the State of Nevada and for all purposes shall be governed by and construed in accordance with the laws of the State of Nevada applicable to contracts to be made and performed entirely within the State of Nevada.

12.           Modification and Waiver; Effect of Amendment or Waiver

This Warrant and any provision hereof may be modified, amended, waived, discharged or terminated only by an instrument in writing, designated as an amendment to this Warrant and executed by a duly authorized officer of the Corporation and the Holder of this Warrant. Any waiver or amendment effected in accordance with this Section 12 shall be binding upon the Holder, each future holder of this Warrant or of any shares purchased under this Warrant (including securities into which such shares have been converted) and the Corporation.

13.           Binding Effect on Successors

This Warrant shall be binding upon any corporation succeeding the Corporation in case of the consolidation, merger or amalgamation of the Corporation with or into any other corporation, and all of the obligations of the Corporation relating to the Common Stock issuable upon the exercise or conversion of this Warrant shall survive the exercise, conversion and termination of this Warrant and all of the covenants and agreements of the Corporation shall inure to the benefit of the successors and assigns of the Holder hereof. The Corporation will, at the time of the exercise or conversion of this Warrant, in whole or in part, upon request of the Holder in respect of any rights to which the Holder shall continue to be entitled after such exercise or conversion in accordance with this Warrant; provided, however, that the failure of the Holder to make any such request shall not affect the continuing obligations of the Corporation to the Holder in respect of such rights.

14.           No Impairment

The Corporation will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Corporation, but will at all times in good faith assist in carrying out all the provisions of this Warrant and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment.

15.           Descriptive Headings

The descriptive headings of the several paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. The language in this Warrant shall be construed as to its fair meaning without regard to which party drafted this Warrant.

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Common Stock Purchase Warrant

16.           Entire Agreement

This Warrant constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof and supersedes all prior and contemporaneous agreements, representations, and undertakings of the parties, whether oral or written, with respect to such subject matter.

17.           Severability

In the event that any one or more of the provisions contained in this Warrant shall for any reason be held to be invalid, illegal or unenforceable in any respect, such provision(s) shall be ineffective only to the extent of such invalidity, illegality or unenforceability, without invalidating the remainder of such provision or the remaining provisions of this Warrant and such invalidity, illegality or unenforceability shall not affect any other provision of this Warrant, which shall remain in full force and effect.

18.           Counterparts

This Warrant may be executed in two or more counterparts, each of which shall be an original, and all of which together shall constitute one instrument.

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Eos Petro, Inc.
Common Stock Purchase Warrant

IN WITNESS WHEREOF, the Corporation has caused this Warrant to be duly executed and delivered by its duly authorized officer.

EOS PETRO, INC.

by its authorized signatory:

Nikolas Konstant
Chairman and CFO

11

EXHIBIT A

NOTICE OF EXERCISE

TO:    EOS PETRO, INC. (the “Corporation”)

1.    The undersigned hereby:

☐	elects to purchase __________ shares of Common Stock of the Corporation pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full. The undersigned intends the payment of the purchase price shall be made as (check one):

Cash Exercise_______ , with a per share exercise price of $____________

If the undersigned has elected a Cash Exercise, the undersigned shall pay the sum of $________ by certified or official bank check (or via wire transfer) to the Corporation in accordance with the terms of the Warrant.

2.          Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name or names as are specified below:

_________________________________________

(Name)

_________________________________________

(Address)

_________________________________________

(City, State)

3.          The undersigned represents that the aforesaid shares being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares, all except as in compliance with applicable securities laws, and that the undersigned is an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended.

_______________

(Date)

(Signature)

NOTICE: Signature must be guaranteed by a commercial bank or trust company or a member firm of a major stock exchange if shares of capital stock are to be issued, or securities are to be delivered, other than to or in the name of the registered holder of this Warrant. In addition, signature must correspond in all respects with the name as written upon the face of the Warrant in every particular without alteration or any change whatever.

EXHIBIT B

FORM OF ASSIGNMENT

FOR VALUE RECEIVED, the undersigned holder of the attached Warrant hereby sells, assigns and transfers unto _______________________ whose address is _______________________________________ and whose taxpayer identification number is _________________ the undersigned’s right, title and interest in and to the Warrant issued by Eos Petro, Inc., a Nevada corporation (the “Corporation”) to purchase _______ shares of the Corporation’s Common Stock, and does hereby irrevocably constitute and appoint __________________________ attorney to transfer said Warrant on the books of the Corporation with full power of substitution in the premises.

In connection with such sale, assignment, transfer or other disposition of this Warrant, the undersigned hereby confirms that:

☐	such sale, transfer or other disposition may be effected without registration or qualification (under the Securities Act as then in effect and any applicable state securities law then in effect) of this Warrant or the shares of capital stock of the Corporation issuable thereunder and has attached hereto a written opinion of the undersigned’s counsel to that effect; or

☐	such sale, transfer or other disposition has been registered under the Securities Act of 1933, as amended, and registered and/or qualified under all applicable state securities laws.

_______________

(Date)

(Signature)

NOTICE: Signature must correspond in all respects with the name as written upon the face of the Warrant in every particular without alteration or any change whatever.

EXHIBIT G

Items to be Addressed in the Company’s Legal Opinion Letter

From Outside Counsel

1. The Company and each of its Subsidiaries is duly qualified to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary except for any jurisdiction in which failure to be so qualified will not have a Material Adverse Effect.

2. The execution of, and performance of the obligations under, the Agreement, and the issuance and sale of the Shares by the Company pursuant to the Agreement will not, as of the date hereof:

i. conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Company is a party.

ii. create or impose a lien, charge or encumbrance on any property of the Company under any agreement or any commitment to which the Company is a party or by which the Company is bound or by which any of its respective properties or assets are bound.

iii. result in a violation of any federal or state order, judgment or decree applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries are bound or affected, except, in all cases, for such conflicts, defaults, terminations, amendments, acceleration, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect.

iv. violate the Company’s governing documents or any federal or Nevada statute, rule or regulation applicable to the Company.

v. require any consents, approvals, or authorizations to be obtained by the Company, or any registrations, declarations or filings to be made by the Company, in each case, under any federal or Nevada statute, rule or regulation applicable to the Company that have not been obtained or made.

3. There is no action, suit, claim, investigation or proceeding pending or, to our knowledge, threatened against the Company or any Subsidiary which questions the validity of the Agreement or the transactions contemplated thereby or any action taken or to be taken pursuant hereto or thereto. There is no action, suit, claim, investigation or proceeding pending or, to our knowledge, threatened, against or involving the Company, any Subsidiary or any of their respective properties or assets and which, if determined adversely to the Company or its Subsidiary, would have a Material Adverse Effect.

4. The execution, delivery and performance of the Agreement has been duly authorized by all necessary corporate action of the Company, and the Agreement has been duly executed and delivered by the Company.

EXHIBIT H

Form of Certificate of the Company

_________________, 2013

The undersigned, Eos Petro, Inc., a Nevada corporation (the “Company”), delivers this certificate in connection with the Common Stock Purchase Agreement, dated as of ____________, 2013 (the “Agreement”), by and among the Company and GEM Global Yield Fund (the “Purchaser”), and hereby certifies on the date first written above, that (capitalized terms used herein without definition have the meanings assigned to them in the Agreement):

1.          Attached hereto as Exhibit A is a true, complete and correct copy of the Articles of Incorporation of the Company as filed with the Secretary of State of Nevada. The Articles of Incorporation of the Company has not been further amended or restated, and no document with respect to any amendment to the Articles of Incorporation of the Company has been filed in the office of the Secretary of State of Nevada since the date shown on the face of the state certification relating to the Company’s Articles of Incorporation, which is in full force and effect on the date hereof, and no action has been taken by the Company in contemplation of any such amendment or the dissolution, merger or consolidation of the Company.

2.          Attached hereto as Exhibit B is a true and complete copy of the Bylaws of the Company, as amended and restated through, and as in full force and effect on, the date hereof, and no proposal for any amendment, repeal or other modification to the Bylaws of the Company has been taken or is currently pending before the Board of Directors or stockholders of the Company.

3.          The Board of Directors of the Company has approved the transactions contemplated by the Agreement; said approval has not been amended, rescinded or modified and remains in full force and effect as of the date hereof.

4.          Each person who, as an officer of the Company, or as attorney-in-fact of an officer of the Company, signed (i) the Agreement and (ii) any other document delivered prior hereto or on the date hereof in connection with the transactions contemplated by the Agreement, was duly elected, qualified and acting as such officer or duly appointed and acting as such attorney-in-fact, and the signature of each such person appearing on any such document is his or her genuine signature.

IN WITNESS WHEREOF, I have signed my name as of the date first above written.

EOS PETRO, INC.

Name:
Title:

EXHIBIT I

Form of Compliance Certificate

In connection with the issuance of shares of common stock of Eos Petro, Inc. (the “Company”) pursuant to the Draw Down Notice, dated __________________, delivered by the Company to GEM Global Yield Fund (the “Purchaser”) pursuant to Section 5.3(d) of the Common Stock Purchase Agreement dated as of ____________, 2013, by and between the Company and Purchaser (the “Agreement”), the undersigned hereby certifies as follows:

1.          The undersigned is the duly elected ________________ of the Company.

2.          Except as set forth in the attached Schedule, the representations and warranties of the Company set forth in Section 3.1 of the Agreement are true and correct in all material respects as though made on and as of the date hereof, except for representations and warranties that speak as of a particular date.

3.          The Company has performed in all material respects all covenants and agreements to be performed by the Company on or prior to the Draw Down Exercise Date and the Settlement Date related to the Draw Down Notice and has complied in all material respects with all obligations and conditions contained in Section 5.3 of the Agreement.

Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Agreement.

The undersigned has executed this Certificate this ____ day of _____, _______

By:

Name:

Title:

EXHIBIT J TO THE

COMMON STOCK PURCHASE AGREEMENT

 FORM OF DRAW DOWN NOTICE

Reference is made to the Common Stock Purchase Agreement dated as of _________, 2013, (the “Purchase Agreement”) by and between Eos Petro, Inc. (the “Company”) and GEM Global Yield Fund Limited. Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Purchase Agreement.

In accordance with and pursuant to Section 6.1 of the Purchase Agreement, the Company hereby issues this Draw Down Notice to exercise a Draw Down request for the Draw Down Amount indicated below.

Draw Down Amount:

Draw Down Pricing Period Start Date:

Draw Down Pricing Period End Date:

Settlement Date:

Draw Down Threshold Price:

Dollar Amount and Number of Shares

Of Common Stock Currently Unissued Under the Registration Statement:

Dollar Amount and Number of Shares

Of Common Stock Currently Available under the Aggregate Limit:

Dated:_______________________	By:
Name:
Title:

Address:
Facsimile No.: